UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05084

Mutual of America Investment Corporation
(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y.			10022
(Address of principal executive offices)			(Zip code)

John R. Greed Senior Executive Vice President and Chief Financial Officer Mutual of America Life Insurance Company 320 Park Avenue New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 224-1600

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

ITEM 1.    REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2010

Annual Reports of Investment Options Offered by
Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

  320 PARK AVENUE
  NEW YORK NY 10022-6839

February 2011

Dear Contract Owner,

As a valued variable accumulation annuity contract owner, we are pleased to provide you with the annual fund reports for the investment options offered by your contract. Included in this booklet are the annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investment options, you will receive annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio's performance as of December 31, 2010. Please note that portfolio performance does not take into account the fees charged by the contract. If these fees had been included, the fund's performance would have been lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for over 65 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders. Today, as in the past, Mutual of America remains financially strong and is rated among the strongest companies in the life insurance industry by the major independent rating agencies.*

Since 1945, Mutual of America has remained committed to its Mission to offer plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and the personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or 1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

*  While these ratings do not apply to the safety or investment performance of the Separate Account investment alternatives available under Mutual of America's products, they do reflect the Company's ability to fulfill its General Account obligations, which include its obligations under the Interest Accumulation Account, annuity purchase rate guarantees and annuity benefit payouts, as well as life insurance and disability income payments. Third party ratings are subject to change.

DECEMBER 31, 2010

Annual Reports of Mutual of America
Investment Corporation

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

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MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the "Investment Company") Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company's funds for the year ended December 31, 2010.

Stocks and Bonds Generally Up in 2010

The S&P 500® Index advanced 15% on a total return basis (including dividends), while domestic small and mid-cap stock markets moved ahead between 20% and 30% on a price basis. The MSCI World Index was up a respectable 12%; however, the range of price returns across national stock markets in dollar terms was quite wide, running from an advance of 51% for Thailand to a decline of 10% for Hungary.

U.S. Bonds also performed fairly well in 2010. The Barclays U.S. Aggregate Index delivered a total return of 6.54%, and the Barclays Global Aggregate Index returned 5.54% on a dollar denominated basis, in line with U.S. returns. Advances were achieved elsewhere, including increases with U.S. Treasuries: 5.52%; High Grade Corporate Bonds: 9.00%; and High Yield Corporate Bonds: 15.12%.

Three Global Issues Remain Unresolved

Despite the strong asset returns in 2010, there are serious concerns regarding three global issues for which only stop-gap measures have been implemented to date.

For instance, in response to the European sovereign debt crisis, the European Union, along with the International Monetary Fund and the individual sovereign nations constituting the eurozone, agreed to create a nearly $1 trillion rescue fund last May. The key condition for such support was the promise to reduce budget deficits to some agreed-upon designated level within a certain timeframe.

Another matter of market concern during the past year was the prospect of monetary tightening by China in response to clear signs of a property bubble and the expectation that generalized inflation, especially among food products, was in the process of accelerating. Since April 2010, China has been tightening monetary policy. So far, the desired positive effects on inflation have not been realized, but neither have any feared negative effects on growth. The consensus outlook is that the Chinese government will control inflation without reducing overall growth by more than a couple of percentage points to a still strong 8% rate. This pace is believed sufficient to help sustain global growth.

The third major issue that roiled markets during the summer was a growing fear of a "double-dip" in U.S. economic growth. Following strong annualized Gross Domestic Product (GDP) numbers in the fourth quarter of 2009 and first quarter of 2010 of 5.0% and 3.7%, respectively, second quarter 2010 GDP came in at only 1.7%, and the sluggishness persisted into the first two months of the third quarter of 2010. Thus, the concern that the U.S. economy was slumping back into recession. Worry over the issues facing Europe and China exacerbated this concern.

The third quarter final GDP report came in at 2.6%. This number was slightly below expectations of 2.8%, and still slow by post-recession recovery standards, but firm enough to buoy markets, especially since the flow of economic data had begun to improve at the beginning of the fourth quarter.

Mid-term Elections Bring Change

Besides the firmer economic statistics, two other significant events occurred during the fourth quarter. In the mid-term election the Republican Party recaptured control of the House of Representatives and reduced the Democratic majority in the Senate. As President Obama acknowledged, the Republican victory was a true "shellacking." The market's interpretation of this outcome was that the Democrats would no longer be in a position to push through any more of their agenda beyond what they had already achieved with the Health Care Reform Act of 2010 and the Financial Reform Act of 2010 (Dodd-Frank Bill). Furthermore, the odds now favored a Congress that would be unable to do harm because of a bipartisan stalemate, a commonly held market belief thought to be favorable for stock markets.

To the surprise of most observers, astonishing bipartisan progress occurred on a number of fronts in the period between the election and the seating of the newly elected Congress in early January 2011. First and foremost, the Administration agreed, and was able to enforce Democratic Congressional approval, to extend the Bush-era tax cuts for all income brackets for two years, as well as accept the Republicans' preferred 35% estate tax rate rather than the Democrats' goal of 45%. In return, it appears the Republicans will help the President get congressional ratification for his revised free-trade agreement with South Korea, the centerpiece of his push for a doubling in U.S. exports over the next five years. This represents the largest and most significant trade deal since the North American Free Trade Agreement between the United States, Canada and Mexico was implemented in 1994. In addition, the change in the balance of power within Congress helped the Administration secure Senate ratification in December 2010 of its April 8, 2010, New Strategic Arms Reduction Treaty with Russia, under the terms of which each nation's stockpile of strategic nuclear weapons will be reduced incrementally, among other things.

The Administration also signaled a move toward the political center, especially in its willingness to listen to, and work with, business. The recent appointment of William Daley as the new White House Chief of Staff was greeted warmly by the business community.

Debating Quantitative Easing 2.0

The second event, which had been widely anticipated, was the announcement by the Federal Reserve that it would implement a program to purchase $600 billion of long-term Treasuries over eight months, in addition to reinvesting in Treasuries' $300 million of proceeds of maturing securities already held on its balance sheet. This program, dubbed Quantitative Easing 2.0 (QE2 for short), follows the roughly $1.7 trillion QE1 program that was implemented during 2009. The Fed's explanation for implementing QE2 was the need to preclude a double-dip recession as well as a deflationary spiral. It also implied that the stimulus of these bond purchases, which would flow directly into the money supply and provide more liquidity to the domestic and global markets, would prompt banks to lend, encourage businesses to expand and hire, and thereby reduce unemployment. Moreover, it suggested that the program would raise asset prices, promoting a greater sense of wealth, and thereby spur consumer spending. One more implication was that the program would keep mid- to longer-term interest rates, especially mortgage rates, low.

Declining Dollar Weighs Heavy

Despite bipartisan progress on some fronts, the Republicans' mid-term election success in recapturing the House and reducing the power of Democrats in the Senate makes new fiscal stimulus unlikely. At the same time, the implications of QE2 on the global economy are potentially destabilizing. Investors have already been borrowing dollars at historically low interest rates to invest in higher yielding emerging markets around the world. The result has been to push up the value of emerging market currencies, making their exports less competitive against U.S. export goods priced in dollars — the value of which is declining because of the downward pressure on U.S. dollar rates caused by the Fed's QE2.

The temptation is for emerging market nations to establish capital controls or begin to erect specific trade barriers to protect their exporters. Brazil, for example, has already raised taxes on foreign investment. Furthermore, as the only international reserve currency, the dollar's declining value reduces the value of dollar surpluses in other nations, such as Japan and China, potentially leading to an attempt to reduce dollar holdings, and thus further reducing the value of the dollar.

To QE2 or Not?

The bottom line is that no one knows if QE2 will succeed in its stated goals, while some of the potential risks are fairly apparent. Critics of QE2 argue that the combination of currently accelerating economic domestic growth, the implementation of QE2 and the already high and rising U.S. national debt significantly raise the risks that inflation will become a much greater threat than recession/deflation. The counter argument is that the economic recovery remains unsteady, and any premature effort to remove the various forms of stimulus supporting it could plunge the domestic and even global economy back into recession.

Recently released notes on the Federal Reserve meeting in December 2010 make it clear the Fed has no intention of curtailing its incremental planned purchases of $600 million through this June. Federal Reserve chairman Ben Bernanke's recent comments to the Congressional Budget Committee reaffirm his belief that the program remains necessary despite recent improvements in the economic data and modestly rising inflation expectations.

The one glaring anomaly between the implied goal of keeping interest rates low is the rise in rates across the board, most especially in the 2-year to 10-year range. The 10-year rate is especially important to mortgage rates, which have risen by more than one-half percent in the last two months, further stymying any housing recovery.

Inching Toward Economic Stabilization and Growth

The bottom line is that the domestic and most major global economies seem to have settled into a slow growth trajectory that has a chance of sustainability. In the U.S., the key variable to watch is job creation and the unemployment rate; if these improve, the odds of a continued expansion increase over time. Improvement in the housing market, and state and local government finances, depend on job and income growth.

Globally, the sovereign debt issue in Europe, the growth issue in China and the consequences of QE2 are the key potentially destabilizing factors going forward. The common thread of each of these macro issues is the use of continued government involvement as a means to spur economic growth. The implication is that, despite over two years of ad hoc governmental responses to the fallout from the global financial crisis following Lehman Brothers' default in September 2008, the mechanisms of self-governing economic activity are not fully reactivated. The global economy has not reestablished its balance, but it seems to be staggering less and at least moving in the direction of a more stable and upward path.

If such a scenario of muddling through on the global economic front comes to pass, stock and some commodities markets should have another positive year, although not as robust as in 2010. Bond markets, however, seem set to generate lower returns as interest rates continue to rise in the face of economic improvement and increasing inflation expectations.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Year Ended December 31, 2010

Equity Index Fund	+14.68%
All America Fund	+17.78%
Small Cap Value Fund	+27.72%
Small Cap Growth Fund	+33.27%
Mid Cap Value Fund	+18.94%
Mid-Cap Equity Index Fund	+26.28%
International Fund	+ 8.32%
Composite Fund	+11.02%
Retirement Income Fund	+ 9.04%
2010 Retirement Fund	+11.36%
2015 Retirement Fund	+12.27%
2020 Retirement Fund	+13.90%
2025 Retirement Fund	+15.49%
2030 Retirement Fund	+16.59%
2035 Retirement Fund	+17.66%
2040 Retirement Fund	+18.38%
2045 Retirement Fund	+18.57%
Conservative Allocation Fund	+ 9.34%
Moderate Allocation Fund	+13.11%
Aggressive Allocation Fund	+17.02%
Money Market Fund	- 0.14%
Mid-Term Bond Fund	+ 6.93%
Bond Fund	+ 7.29%

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

On the pages immediately following are brief presentations and graphs for each Fund (except the Money Market Fund), which illustrate each Fund's respective:

•  Historical total return achieved over specified periods, expressed as an average annual rate and as a cumulative rate;

•  Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

•  Historical performance compared to an appropriate index.

Following those are graphical representations of the asset allocations of each Fund and an illustration of each Fund's operating expenses. The summarized portfolios of each Fund and financial statements are presented in the pages which then follow.

Thank you for your continued investment in our Funds.

Sincerely,

John R. Greed
Chairman of the Board, President
and Chief Executive Officer
Mutual of America Investment Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward-looking statements, which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

EQUITY INDEX FUND

The Equity Index Fund's objective is to replicate the performance of the S&P 500® Index (the "S&P 500"), which consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock's weight in the index proportionate to its market value. The weightings make each company's influence on the S&P 500's performance directly proportional to that company's market value.

Equity markets declined in late June and early July of 2010 due to concerns regarding the potential sovereign debt defaults in Europe, coupled with a slower than expected economic recovery and sustained high unemployment. The S&P 500 closed at its lowest level of the year on July 1st at 1,010. However, in the second half of the year, driven by improved corporate earnings and quantitative easing by the U.S. Federal Reserve, the S&P 500 rallied, closing on December 31st at 1,257, 25% higher than its low for the year and just five points below the year's high, which occurred two days earlier. Consumer Discretionary, Industrials and Materials were the best performing sectors for 2010 returning 25%, 24% and 20% respectively. The Utilities and Health Care sectors lagged the market, with modest gains of under 1%.

The Equity Index Fund's performance for the year ended December 31, 2010, was 14.68%, in line with the benchmark return of 15.06%. Note that the Equity Index Fund's performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

Equity Index Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,468	14.68%	14.68%
5 Years	$11,070	10.70%	2.05%
10 Years	$11,271	12.71%	1.20%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
5 Years	$11,196	11.96%	2.29%
10 Years	$11,505	15.05%	1.41%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500® Index (the "S&P 500"). The All America Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, using three different investment approaches. The actively managed portion of the All America Fund is close to being equally distributed between large cap stocks and small cap stocks, with the small cap stocks in turn equally distributed between small cap value and small cap growth stocks.

For the year ended December 31, 2010, the S&P 500 of large capitalization stocks increased by 15.06% on a total return basis, while the Russell 2000® Growth Index was up 29.09% and the Russell 2000® Value Index was up 24.50%.

The All America Fund's return for the year ended December 31, 2010, was 17.78% versus the benchmark return of 15.06%. The outperformance was attributable largely to the significant outperformance of both the Small Cap Growth and Small Cap Value components of the Fund relative to the S&P 500. These two components of the Fund represent 20% of the overall portfolio. The indexed portion of the Fund, representing 60% of the portfolio, exactly matched the performance of the S&P 500, while the large cap portion of the Fund, representing 20% of total assets, underperformed the S&P 500 for the period.

All America Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,778	17.78%	17.78%
5 Years	$11,492	14.92%	2.82%
10 Years	$11,002	10.02%	0.96%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
5 Years	$11,196	11.96%	2.29%
10 Years	$11,505	15.05%	1.41%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is to outperform the Russell 2000® Value Index. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2010, the Small Cap Value Fund returned 27.72% versus a 24.50% return for the Russell 2000 Value Index. Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Fund performance included Consumer Staples, Energy and Technology, while sectors detracting from Fund performance included Healthcare and Finance.

Small Cap Value Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$12,772	27.72%	27.72%
5 Years	$13,478	34.78%	6.15%
Since 7/1/05 (Inception)	$14,505	45.05%	7.00%

Russell 2000 Value Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$12,450	24.50%	24.50%
5 Years	$11,887	18.87%	3.52%
Since 7/1/05 (Inception)	$12,267	22.67%	3.78%

The line representing the performance return of the Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned 33.27% during the year ended December 31, 2010. The Fund's benchmark, the Russell 2000® Growth Index, returned 29.09% for the period.

The Small Cap Growth Fund's outperformance against its benchmark was partially due to its lack of exposure to the micro-cap sector of the small capitalization marketplace. Sectors that contributed the most to Fund performance were Energy and Materials (largely due to our gold stocks). Utilities and Technology were not areas where we outperformed the benchmark although their underperformance was minimal. Cash equivalents were an overall drag on performance for the calendar year; however, within the year, the volatility of performance month-to-month continues to have us believe this was a prudent decision.

Macroeconomic factors continued to dominate the financial marketplace in 2010 as they did in 2009. Balance sheet recessions with secular deleveraging (such as the current one) cause consumer and state and local governments to reduce spending as they undergo a budgetary adjustment process. With our bottom-up stock selection approach, we remain focused on companies that have sustainable top line growth as opposed to companies with earnings growth that is derived from operating expense reduction.

Small Cap Growth Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$13,327	33.27%	33.27%
5 Years	$13,460	34.60%	6.12%
Since 7/1/05 (Inception)	$14,201	42.01%	6.58%

Russell 2000 Growth Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$12,909	29.09%	29.09%
5 Years	$12,944	29.44%	5.30%
Since 7/1/05 (Inception)	$13,925	39.25%	6.20%

The line representing the performance return of the Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

MID CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2010, the Mid Cap Value Fund returned 18.94% versus a 24.75% return for the Russell Midcap Value Index. Adverse stock selection was the primary driver of negative performance versus the benchmark. Sectors contributing to Mid Cap Value Fund performance included Healthcare and Technology while sectors detracting from Mid Cap Value Fund performance included Finance and Consumer Cyclical.

Mid Cap Value Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,894	18.94%	18.94%
5 Years	$11,733	17.33%	3.25%
Since 7/1/05 (Inception)	$12,544	25.44%	4.20%

Russell Mid Cap Value Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$12,475	24.75%	24.75%
5 Years	$12,214	22.14%	4.08%
Since 7/1/05 (Inception)	$12,930	29.30%	4.78%

The line representing the performance return of the Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (the "S&P MidCap 400"). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company's influence on the S&P MidCap 400's performance directly proportional to that company's market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The S&P MidCap 400 outperformed the S&P 500® Index for the year ended December 31, 2010. As was the case in 2009 small- and mid-cap companies were again preferred by investors and significantly outperformed their large-cap counterparts. Within the S&P MidCap 400, the Information Technology, Consumer Discretionary, Energy and Industrials sectors were all up at least 30%. Telecom and Utilities were the worst performing sectors but were still up 13% and 9%, respectively.

The Mid-Cap Equity Index Fund's performance for the year ended December 31, 2010, was 26.28%, in line with the 26.64% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

Mid-Cap Equity Index Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$12,628	26.28%	26.28%
5 Years	$13,042	30.42%	5.45%
10 Years	$19,347	93.47%	6.82%

S & P MidCap 400 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$12,664	26.64%	26.64%
5 Years	$13,215	32.15%	5.73%
10 Years	$19,968	99.68%	7.16%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

INTERNATIONAL FUND

The International Fund seeks capital appreciation by investing, directly or indirectly, in stocks of companies located outside of the United States that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index ("MSCI EAFE® Index"). Currently the International Fund is invested exclusively in exchange traded funds that reflect or closely match the holdings in the MSCI EAFE Index.

For the year ended December 31, 2010, the International Fund returned 8.32%, outperforming the 8.21% return of the benchmark. Market volatility during the year caused a number of the International Fund's exchange traded fund holdings to experience positive tracking error relative to their benchmarks.

International Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,832	8.32%	8.32%
Since 11/5/07 (Inception)	$7,893	-21.07%	-7.22%

MSCI EAFE Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,821	8.21%	8.21%
Since 11/5/07 (Inception)	$7,940	-20.60%	-7.05%

The line representing the performance return of the International Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

COMPOSITE FUND

The Composite Fund invests in a diversified portfolio of common stocks and fixed-income securities, seeking appreciation and current income. The equity portion of the Composite Fund invests in stocks within the S&P 500® Index (the "S&P 500").

For the year ended December 31, 2010, the equity portion of the Fund had a total return of 13.84% (before expenses), underperforming the S&P 500 Index by 122 basis points. The primary reason for underperformance of this portion of the Fund was poor stock selection within the Financial Services sector, which alone underperformed the index by 150 basis points.

The equity portion of the Composite Fund maintains sector weights within plus or minus 100 basis points of the S&P 500 Index and does not take positions in individual stocks with overweights of more than 200 basis points. This structural discipline produces a relatively low-risk portfolio that emphasizes stock selection based on strong fundamental analysis.

Fixed income portfolio managers remained focused on income as the Federal Reserve continued its low interest rate policy, especially in the money markets. As a result, higher yielding corporate bonds were in great demand. This enthusiasm for corporate credits is expected to continue as long as there is investor enthusiasm about economic prospects and a light new-issue calendar.

The Fund's fixed income strategy is to maintain a diversified portfolio of higher yielding corporate bonds while keeping the duration slightly short in order to guard against incipient inflation. All of the corporate bonds have relatively short maturities and each represents only a small percentage of the entire portfolio. This focus on income, rather than market volatility, will enable the Fund to provide favorable compounded rates of return over meaningful time periods.

For the year ended December 31, 2010, the Composite Fund returned 11.02% (after expenses) compared to the weighted benchmark return of 11.65%, 40% of which is based on the Barclays Capital Aggregate Bond Index and 60% of which is based on the S&P 500. Note that the performance of the Composite Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmarks.

Composite Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,102	11.02%	11.02%
5 Years	$12,036	20.36%	3.78%
10 Years	$12,579	25.79%	2.32%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
5 Years	$11,196	11.96%	2.29%
10 Years	$11,505	15.05%	1.41%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
5 Years	$13,253	32.53%	5.79%
10 Years	$17,630	76.30%	5.83%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,013	0.13%	0.13%
5 Years	$11,201	12.01%	2.30%
10 Years	$12,497	24.97%	2.26%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

RETIREMENT INCOME FUND

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund's target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% each in the Bond and Mid-Term Bond Funds and 15% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund).

Performance for the Retirement Income Fund is compared to the Barclays Capital Aggregate Bond Index (60% weighting), the Citigroup 3-Month Treasury Bill Index (15% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2010, the Fund returned 9.04% versus a 7.71% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the reduced allocation to the Money Market Fund, outperformance of the Bond Fund and Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index, as well as the Mid-Cap Equity Index Fund outperforming the S&P 500 Index.

Retirement Income Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,904	9.04%	9.04%
Since 11/5/07 (Inception)	$11,469	14.69%	4.44%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
Since 11/5/07 (Inception)	$9,058	-9.42%	-3.09%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
Since 11/5/07 (Inception)	$12,046	20.46%	6.08%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,013	0.13%	0.13%
Since 11/5/07 (Inception)	$10,274	2.74%	0.86%

The line representing the performance return of the Retirement Income Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

2010 RETIREMENT FUND

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 57% of net assets in fixed-income funds (approximately 25% in the Bond Fund, 22% in the Mid-Term Bond Fund and 10% in the Money Market Fund) and approximately 43% of net assets in equity funds (25% in the Equity Index Fund, 14% in the Mid-Cap Equity Index Fund and 4% in the International Fund).

Performance for the 2010 Retirement Fund is compared to the Barclays Capital Aggregate Bond Index (47% weighting), the Citigroup 3-Month Treasury Bill Index (10% weighting) and the S&P 500® Index (43% weighting). For the year ended December 31, 2010, the Fund returned 11.36% versus a 9.56% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the reduced allocation to the Money Market Fund, outperformance of the Bond Fund and Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index, as well as the Mid-Cap Equity Index Fund outperforming the S&P 500 Index.

2010 Retirement Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,136	11.36%	11.36%
Since 11/5/07 (Inception)	$10,940	9.40%	2.89%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
Since 11/5/07 (Inception)	$9,058	-9.42%	-3.09%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
Since 11/5/07 (Inception)	$12,046	20.46%	6.08%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,013	0.13%	0.13%
Since 11/5/07 (Inception)	$10,274	2.74%	0.86%

The line representing the performance return of the 2010 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

2015 RETIREMENT FUND

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 53% of net assets in equity funds (approximately 30% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 8% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 47% of net assets in fixed-income funds (25% in the Bond Fund, 13% in the Mid-Term Bond Fund and 9% in the Money Market Fund).

Performance for the 2015 Retirement Fund is compared to the S&P 500® Index (53% weighting), the Barclays Capital Aggregate Bond Index (38% weighting) and the Citigroup 3-Month Treasury Bill Index (9% weighting). For the year ended December 31, 2010, the Fund returned 12.27% versus a 10.48% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the reduced allocation to the Money Market Fund, outperformance of the Bond Fund and Mid-Term Bond Fund relative to the Barclays Capital Aggregate Bond Index, as well as the Mid-Cap Equity Index Fund, Small Cap Growth Fund and Small Cap Value Fund outperforming the S&P 500 Index.

2015 Retirement Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,227	12.27%	12.27%
Since 11/5/07 (Inception)	$10,631	6.31%	1.96%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
Since 11/5/07 (Inception)	$9,058	-9.42%	-3.09%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
Since 11/5/07 (Inception)	$12,046	20.46%	6.08%

Citigroup 3 - Month T-Bill Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,013	0.13%	0.13%
Since 11/5/07 (Inception)	$10,274	2.74%	0.86%

The line representing the performance return of the 2015 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

2020 RETIREMENT FUND

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 63% of net assets in equity funds (approximately 35% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 9% in the International Fund and 4% each in the Small Cap Growth and Small Cap Value Funds) and approximately 37% of net assets in fixed-income funds (24% in the Bond Fund and 13% in the Mid-Term Bond Fund).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (63% weighting) and the Barclays Capital Aggregate Bond Index (37% weighting). For the year ended December 31, 2010, the Fund returned 13.90% versus an 11.91% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds outperforming the S&P 500 Index as well as the Bond Fund and the Mid-Term Bond Fund outperforming the Barclays Capital Aggregate Bond Index.

2020 Retirement Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,390	13.90%	13.90%
Since 11/5/07 (Inception)	$10,390	3.90%	1.22%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
Since 11/5/07 (Inception)	$9,058	-9.42%	-3.09%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
Since 11/5/07 (Inception)	$12,046	20.46%	6.08%

The line representing the performance return of the 2020 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

2025 RETIREMENT FUND

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 74% of net assets in equity funds (approximately 40% in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund, 9% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 26% of net assets in fixed-income funds (20% in the Bond Fund and 6% in the Mid-Term Bond Fund).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (74% weighting) and the Barclays Capital Aggregate Bond Index (26% weighting). For the year ended December 31, 2010, the Fund returned 15.49% versus a 12.84% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds outperforming the S&P 500 Index, as well as the Bond Fund and the Mid-Term Bond Fund outperforming the Barclays Capital Aggregate Bond Index.

2025 Retirement Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,549	15.49%	15.49%
Since 11/5/07 (Inception)	$10,157	1.57%	0.50%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
Since 11/5/07 (Inception)	$9,058	-9.42%	-3.09%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
Since 11/5/07 (Inception)	$12,046	20.46%	6.08%

The line representing the performance return of the 2025 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

2030 RETIREMENT FUND

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 80% of net assets in equity funds (approximately 40% in the Equity Index Fund, 18% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 6% each in the Small Cap Growth and Small Cap Value Funds) and approximately 20% of net assets in the Bond Fund.

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (80% weighting) and the Barclays Capital Aggregate Bond Index (20% weighting). For the year ended December 31, 2010, the Fund returned 16.59% versus a 13.36% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds outperforming the S&P 500 Index, as well as the Bond Fund outperforming the Barclays Capital Aggregate Bond Index.

2030 Retirement Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,659	16.59%	16.59%
Since 11/5/07 (Inception)	$10,103	1.03%	0.32%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
Since 11/5/07 (Inception)	$9,058	-9.42%	-3.09%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
Since 11/5/07 (Inception)	$12,046	20.46%	6.08%

The line representing the performance return of the 2030 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

2035 RETIREMENT FUND

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 87% of net assets in equity funds (approximately 40% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 12% in the International Fund and 7% each in the Small Cap Growth and Small Cap Value Funds) and approximately 13% of net assets in the Bond Fund.

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (87% weighting) and the Barclays Capital Aggregate Bond Index (13% weighting). For the year ended December 31, 2010, the Fund returned 17.66% versus a 13.95% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds outperforming the S&P 500 Index, as well as the Bond Fund outperforming the Barclays Capital Aggregate Bond Index.

2035 Retirement Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,766	17.66%	17.66%
Since 11/5/07 (Inception)	$9,832	-1.68%	-0.53%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
Since 11/5/07 (Inception)	$9,058	-9.42%	-3.09%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
Since 11/5/07 (Inception)	$12,046	20.46%	6.08%

The line representing the performance return of the 2035 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

2040 RETIREMENT FUND

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 89% of net assets in equity funds (approximately 35% in the Equity Index Fund, 24% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 8% each in the Small Cap Growth and Small Cap Value Funds) and approximately 11% of net assets in the Bond Fund.

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (89% weighting) and the Barclays Capital Aggregate Bond Index (11% weighting). For the year ended December 31, 2010, the Fund returned 18.38% versus a 14.12% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds outperforming the S&P 500 Index, as well as the Bond Fund outperforming the Barclays Capital Aggregate Bond Index.

2040 Retirement Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,838	18.38%	18.38%
Since 11/5/07 (Inception)	$9,907	-0.93%	-0.30%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
Since 11/5/07 (Inception)	$9,058	-9.42%	-3.09%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
Since 11/5/07 (Inception)	$12,046	20.46%	6.08%

The line representing the performance return of the 2040 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

2045 RETIREMENT FUND

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund's target allocation is approximately 90% of net assets in equity funds (approximately 35% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 15% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 10% of net assets in the Bond Fund.

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (90% weighting) and the Barclays Capital Aggregate Bond Index (10% weighting). For the year ended December 31, 2010, the Fund returned 18.57% versus a 14.21% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds outperforming the S&P 500 Index, as well as the Bond Fund outperforming the Barclays Capital Aggregate Bond Index.

2045 Retirement Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,857	18.57%	18.57%
Since 11/5/07 (Inception)	$9,867	-1.33%	-0.42%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
Since 11/5/07 (Inception)	$9,058	-9.42%	-3.09%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
Since 11/5/07 (Inception)	$12,046	20.46%	6.08%

The line representing the performance return of the 2045 Retirement Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in an equity fund of the Investment Company. The Conservative Allocation Fund's target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond Fund and approximately 45% in the Mid-Term Bond Fund) and approximately 25% of net assets in equity funds (the Equity Index Fund).

Performance for the Conservative Allocation Fund is compared to the Barclays Capital Aggregate Bond Index (75% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2010, the Conservative Allocation Fund returned 9.34% versus an 8.67% return in the weighted benchmark. The outperformance of the Fund is mainly attributable to the Bond Fund and the Mid-Term Bond Fund outperforming the Barclays Capital Aggregate Bond Index.

Conservative Allocation Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,934	9.34%	9.34%
5 Years	$12,962	29.62%	5.33%
Since 5/20/03 (Inception)	$14,625	46.25%	5.12%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
5 Years	$11,196	11.96%	2.29%
Since 5/20/03 (Inception)	$15,919	59.19%	6.30%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
5 Years	$13,253	32.53%	5.79%
Since 5/20/03 (Inception)	$14,218	42.18%	4.73%

The line representing the performance return of the Conservative Allocation Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund's target allocation is approximately 50% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund and approximately 15% of its net assets in the Mid-Cap Equity Index Fund) and approximately 50% of net assets in fixed-income funds (approximately 30% of its net assets in the Bond Fund and approximately 20% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (50% weighting) and the Barclays Capital Aggregate Bond Index (50% weighting). For the year ended December 31, 2010, the Moderate Allocation Fund returned 13.11% versus a 10.80% return for the weighted benchmark. The outperformance of the Fund is mainly attributable to the Mid-Cap Equity Index Fund outperforming the S&P 500 Index, as well as the Bond Fund and the Mid-Term Bond Fund outperforming the Barclays Capital Aggregate Bond Index.

Moderate Allocation Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,311	13.11%	13.11%
5 Years	$12,768	27.68%	5.01%
Since 5/20/03 (Inception)	$16,119	61.19%	6.47%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
5 Years	$11,196	11.96%	2.29%
Since 5/20/03 (Inception)	$15,919	59.19%	6.30%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
5 Years	$13,253	32.53%	5.79%
Since 5/20/03 (Inception)	$14,218	42.18%	4.73%

The line representing the performance return of the Moderate Allocation Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund's target allocation is approximately 75% of net assets in equity funds (approximately 45% of its net assets in the Equity Index Fund, approximately 20% of its net assets in the Mid-Cap Equity Index Fund, approximately 5% of its net assets in the Small Cap Value Fund and approximately 5% of its net assets in the Small Cap Growth Fund) and approximately 25% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (75% weighting) and the Barclays Capital Aggregate Bond Index (25% weighting). For the year ended December 31, 2010, the Aggressive Allocation Fund returned 17.02% versus a 12.93% return for the weighted benchmark. The outperformance of the Fund is mainly attributable to the Mid-Cap Equity Index, Small Cap Value and Small Cap Growth Funds outperforming the S&P 500 Index, as well as the Bond Fund outperforming the Barclays Capital Aggregate Bond Index.

Aggressive Allocation Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,702	17.02%	17.02%
5 Years	$12,462	24.62%	4.50%
Since 5/20/03 (Inception)	$17,281	72.81%	7.45%

S & P 500 Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$11,506	15.06%	15.06%
5 Years	$11,196	11.96%	2.29%
Since 5/20/03 (Inception)	$15,919	59.19%	6.30%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
5 Years	$13,253	32.53%	5.79%
Since 5/20/03 (Inception)	$14,218	42.18%	4.73%

The line representing the performance return of the Aggressive Allocation Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Indices do not.

MONEY MARKET FUND

The Money Market Fund's investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. The Money Market Fund returned -0.14% for the year ended December 31, 2010, compared to a 0.13% return for the Citigroup 3-Month Treasury Bill Index. Note that the performance of the Money Market Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

The money market sector continued to experience historically low yields and a shrinking supply of eligible investments during 2010. The Federal Reserve remained committed to a near-zero interest rate policy, as it has kept its Fed Funds target rate unchanged at a range of 0 to 25 basis points since 2008. The Fed has stated that economic conditions "are likely to warrant exceptionally low levels for the Federal Funds rate for an extended period." The Money Market Fund will continue to focus on quality and a high degree of liquidity by maintaining a relatively short weighted average maturity.

The seven-day effective yield as of February 15, 2011, was -0.12%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund.

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Mid-Term Bond Fund primarily invests in corporate and U.S. government agency securities, which normally yield more than U.S. Treasury issues.

During 2010 the Mid-Term Bond Fund continued to overweight corporate issues and underweight Agencies and Treasuries. This focus will continue for the near future since it provides a greater income benefit than other available investment sectors. The Mid-Term Bond Fund also maintains extreme diversification in its credit exposure in order to minimize event risk.

The Fund's duration is around 90% of its market benchmark. This serves to dampen price volatility and protect against the effects of prospective inflation. While inflation is still relatively benign, the government's economic stimulus and debt monetization policies are expected to cause an eventual rise in rates.

For the year ended December 31, 2010, the Mid-Term Bond Fund returned 6.93% versus a 7.05% return for the Citigroup Government/Corporate 3-7 Year Bond Index. Note that the performance of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

Mid-Term Bond Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,693	6.93%	6.93%
5 Years	$13,533	35.33%	6.24%
10 Years	$17,356	73.56%	5.67%

Citigroup 3-7 Year Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,705	7.05%	7.05%
5 Years	$13,483	34.83%	6.16%
10 Years	$17,968	79.68%	6.03%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

BOND FUND

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk by investing primarily in investment grade, publicly traded debt securities. A secondary objective is preservation of capital. The Bond Fund primarily invests in corporate, U.S. government agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

During 2010, the Federal Reserve remained committed to keeping short-term rates low in an effort to stimulate the economy, re-liquefy the banking system and support the mortgage market. Longer-term rates also declined while the yield curve remained relative steep.

The corporate bond market also performed well as yield spreads between government and corporate bonds continued to tighten aggressively. This tightening was partially a result of a decrease in supply and an increase in demand by individual and institutional investors desperately searching for income. It was also helped by positive economic expectations on the part of many investors.

The Bond Fund's strategy was to maintain a slightly shorter duration than its benchmark, emphasize relatively short corporate bonds with high yields, establish extreme credit diversification and take a market weight in mortgage-related securities.

The Bond Fund's return for the year ended December 31, 2010, was 7.29%, compared to 6.54% for the Barclays Capital U.S. Aggregate Bond Index. The Fund's emphasis on higher-yielding corporate issues was a major contributor to outperformance.

Bond Fund

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,729	7.29%	7.29%
5 Years	$13,407	34.07%	6.04%
10 Years	$17,737	77.37%	5.87%

Barclay's Capital Aggregate Bond Index

Period	Growth	Total Return
Ended 12/31/10	of $10,000	Cumu- lative	Average Annual
1 Year	$10,654	6.54%	6.54%
5 Years	$13,253	32.53%	5.79%
10 Years	$17,630	76.30%	5.83%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2010 (Unaudited)

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2010 (Unaudited) (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2010 (Unaudited) (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2010 (Unaudited) (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2010 and held for the entire period ending December 31, 2010.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Equity Index Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,071.45	$1.28
Hypothetical (5% return before expenses)	$1,000.00	$1,023.61	$1.25

*  Expenses are equal to the Fund's annual expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

All America Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,085.98	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$2.86

*  Expenses are equal to the Fund's annual expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Small Cap Value Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,131.29	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.61

*  Expenses are equal to the Fund's annual expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,155.77	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.61

*  Expenses are equal to the Fund's annual expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Cap Value Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,091.34	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.61

*  Expenses are equal to the Fund's annual expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,124.79	$1.31
Hypothetical (5% return before expenses)	$1,000.00	$1,023.61	$1.25

*  Expenses are equal to the Fund's annual expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

International Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,041.10	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.36

*  Expenses are equal to the Fund's annual expense ratio of 0.47% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests ), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Composite Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,054.07	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$2.86

*  Expenses are equal to the Fund's annual expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Retirement Income Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,044.62	$2.64
Hypothetical (5% return before expenses)	$1,000.00	$1,022.11	$2.71

*  Expenses are equal to the Fund's annual expense ratio of 0.52% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2010 Retirement Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,055.74	$2.39
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.36

*  Expenses are equal to the Fund's annual expense ratio of 0.47% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

2015 Retirement Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,060.09	$2.40
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.36

*  Expenses are equal to the Fund's annual expense ratio of 0.47% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2020 Retirement Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,067.84	$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.42	$2.41

*  Expenses are equal to the Fund's annual expense ratio of 0.48% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2025 Retirement Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,075.33	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.26

*  Expenses are equal to the Fund's annual expense ratio of 0.45% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2030 Retirement Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,080.47	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.26

*  Expenses are equal to the Fund's annual expense ratio of 0.45% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

2035 Retirement Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,085.44	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.21

*  Expenses are equal to the Fund's annual expense ratio of 0.44% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2040 Retirement Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,088.82	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.26

*  Expenses are equal to the Fund's annual expense ratio of 0.45% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2045 Retirement Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,089.69	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.36

*  Expenses are equal to the Fund's annual expense ratio of 0.47% (reflecting direct investment management fees and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Conservative Allocation Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,046.02	$2.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.17	$2.66

*  Expenses are equal to the Fund's annual expense ratio of 0.49% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Moderate Allocation Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,064.02	$2.20
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.16

*  Expenses are equal to the Fund's annual expense ratio of 0.41% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,082.41	$2.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.78	$2.06

*  Expenses are equal to the Fund's annual expense ratio of 0.40% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$999.23	$1.59
Hypothetical (5% return before expenses)	$1,000.00	$1,023.25	$1.61

*  Expenses are equal to the Fund's annual expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Term Bond Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,034.32	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$2.86

*  Expenses are equal to the Fund's annual expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Unaudited) (Continued)

Bond Fund

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1 to December 31, 2010
Actual	$1,000.00	$1,036.04	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$2.86

*  Expenses are equal to the Fund's annual expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (10.3%)
Amazon.com, Inc.*	27,379	$4,928,220
Comcast Corp. Cl A	216,807	4,763,250
Disney (Walt) Co.	145,991	5,476,122
Ford Motor Co.*	290,179	4,872,105
Home Depot, Inc.	126,260	4,426,676
McDonald's Corp.	81,244	6,236,289
Other Securities	1,753,977	62,867,518
		93,570,180
CONSUMER STAPLES (10.3%)
Altria Group, Inc.	161,166	3,967,907
Coca-Cola Co.	178,755	11,756,716
Kraft Foods, Inc. Cl A	133,857	4,217,834
PepsiCo, Inc.	121,795	7,956,867
Philip Morris Int'l., Inc.	139,630	8,172,544
Proctor & Gamble Co.	214,421	13,793,703
Wal-Mart Stores, Inc.	151,273	8,158,153
Other Securities	927,004	35,528,154
		93,551,878
ENERGY (11.7%)
Chevron Corp.	156,124	14,246,315
ConocoPhillips	114,234	7,779,335
Exxon Mobil Corp.	389,217	28,459,542
Occidental Petroleum Corp.	62,414	6,122,813
Schlumberger Ltd.	104,774	8,748,629
Other Securities	865,366	40,575,741
		105,932,375
FINANCIALS (15.6%)
Bank of America Corp.	773,554	10,319,210
Berkshire Hathaway, Inc. Cl B*	133,301	10,678,743
Citigroup, Inc.*	2,211,968	10,462,609
Goldman Sachs Group, Inc.	39,484	6,639,629
JPMorgan Chase & Co.	302,131	12,816,397
U.S. Bancorp	147,850	3,987,515
Wells Fargo & Co.	402,829	12,483,671
Other Securities	2,272,683	73,402,554
		140,790,328
HEALTH CARE (10.7%)
Abbott Laboratories	119,928	5,745,750
Johnson & Johnson	212,434	13,139,043
Merck & Co., Inc.	240,519	8,668,305

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
Pfizer, Inc.	622,877	$10,906,576
Other Securities	1,413,799	57,938,230
		96,397,904
INDUSTRIALS (10.7%)
3M Co.	55,121	4,756,942
Caterpillar, Inc.	49,382	4,625,118
General Electric Co.	826,966	15,125,208
United Parcel Service, Inc. Cl B	76,990	5,587,934
United Technologies Corp.	71,261	5,609,666
Other Securities	1,098,388	61,068,657
		96,773,525
INFORMATION TECHNOLOGY (18.1%)
Apple, Inc.*	70,723	22,812,407
Cisco Systems, Inc.*	431,471	8,728,658
Google, Inc.*	19,250	11,433,923
Hewlett-Packard Co.	174,835	7,360,554
Int'l. Business Machines Corp.	95,410	14,002,372
Intel Corp.	427,033	8,980,504
Microsoft Corp.	580,089	16,196,085
Oracle Corp.	283,574	8,875,866
QUALCOMM, Inc.	124,775	6,175,115
Other Securities	2,323,407	59,008,587
		163,574,071
MATERIALS (3.6%)
Freeport-McMoRan Copper & Gold, Inc.	35,607	4,276,045
Other Securities	595,352	28,424,070
		32,700,115
TELECOMMUNICATION SERVICES (3.0%)
AT&T, Inc.	457,740	13,448,401
Verizon Communications, Inc.	219,938	7,869,382
Other Securities	556,040	6,222,155
		27,539,938
UTILITIES (3.2%)
Other Securities	893,893	29,060,521
TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $754,095,669) 97.2%		$879,890,835

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.5%)
U.S. Treasury Bill (1)	AAA	0.12%	02/03/11	$1,000,000	$999,890
U.S. Treasury Bill (1)	AAA	0.14	03/31/11	2,000,000	1,999,343
U.S. Treasury Bill (1)	AAA	0.16	03/03/11	700,000	699,855
U.S. Treasury Bill (1)	AAA	0.16	03/03/11	500,000	499,896
					4,198,984
U.S. GOVERNMENT AGENCIES (0.6%)
FHLMC	AAA	0.09	02/14/11	4,385,000	4,384,518
FHLMC	AAA	0.17	02/22/11	1,231,000	1,230,698
					5,615,216
COMMERCIAL PAPER (1.6%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	4,500,000	4,499,438
NetJets, Inc.†	A-1+	0.12	01/03/11	10,000,000	9,999,933
					14,499,371
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $24,313,465) 2.7%					24,313,571
TEMPORARY CASH INVESTMENTS (2) (Cost: $151,300) 0.0% (3)					151,300
TOTAL INVESTMENTS (Cost: $778,560,434) 99.9%					904,355,706
OTHER NET ASSETS 0.1%					1,021,282
NET ASSETS 100.0%					$905,376,988

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (5.4%)
Amazon.com, Inc.*	4,279	$770,220
Disney (Walt) Co.	22,820	855,978
Ford Motor Co.*	45,357	761,544
McDonald's Corp.	12,699	974,775
Starbucks Corp.	8,841	284,061
Other Securities	318,956	10,979,922
		14,626,500
CONSUMER STAPLES (5.4%)
Coca-Cola Co.	27,940	1,837,614
Kraft Foods, Inc. Cl A	20,923	659,284
PepsiCo, Inc.	19,038	1,243,753
Philip Morris Int'l., Inc.	21,826	1,277,476
Proctor & Gamble Co.	33,516	2,156,084
Wal-Mart Stores, Inc.	23,645	1,275,175
Other Securities	170,215	6,178,002
		14,627,388
ENERGY (6.1%)
Apache Corp.	4,414	526,281
Chevron Corp.	24,403	2,226,774
ConocoPhillips	17,856	1,215,994
Exxon Mobil Corp.	60,838	4,448,470
Halliburton Co.	10,999	449,089
Occidental Petroleum Corp.	9,756	957,064
Schlumberger Ltd.	16,377	1,367,480
Other Securities	119,848	5,366,941
		16,558,093
FINANCIALS (8.1%)
Bank of America Corp.	120,912	1,612,966
Berkshire Hathaway, Inc. Cl B*	20,836	1,669,172
Citigroup, Inc.*	345,745	1,635,374
Goldman Sachs Group, Inc.	6,172	1,037,884
JPMorgan Chase & Co.	47,226	2,003,327
MetLife, Inc.	10,860	482,618
Wells Fargo & Co.	62,965	1,951,285
Other Securities	367,496	11,614,096
		22,006,722
HEALTH CARE (5.6%)
Abbott Laboratories	18,745	898,073
Johnson & Johnson	33,205	2,053,729

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
Merck & Co., Inc.	37,594	$1,354,888
Pfizer, Inc.	97,359	1,704,756
Other Securities	220,935	9,055,999
		15,067,445
INDUSTRIALS (5.6%)
Boeing Co.	8,741	570,438
General Electric Co.	129,260	2,364,163
Union Pacific Corp.	6,025	558,277
Other Securities	196,434	11,633,743
		15,126,621
INFORMATION TECHNOLOGY (9.4%)
Apple, Inc.*	11,054	3,565,573
Cisco Systems, Inc.*	67,442	1,364,352
Google, Inc.*	3,008	1,786,662
Hewlett-Packard Co.	27,328	1,150,509
Int'l. Business Machines Corp.	14,914	2,188,779
Intel Corp.	66,749	1,403,731
Microsoft Corp.	90,672	2,531,557
Oracle Corp.	44,325	1,387,373
QUALCOMM, Inc.	19,503	965,203
Texas Instruments, Inc.	14,079	457,568
Other Securities	349,095	8,766,039
		25,567,346
MATERIALS (1.9%)
Freeport-McMoRan Copper & Gold, Inc.	5,566	668,421
Other Securities	93,052	4,442,464
		5,110,885
TELECOMMUNICATION SERVICES (1.6%)
AT&T, Inc.	71,547	2,102,051
Verizon Communications, Inc.	34,377	1,230,009
Other Securities	86,909	972,512
		4,304,572
UTILITIES (1.7%)
Other Securities	139,714	4,542,065
TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $130,702,241) 50.8%		$137,537,637

	Rating**	Rate	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill (1)	AAA	0.12%	02/03/11	$400,000	$399,956
U.S. Treasury Bill (1)	AAA	0.14	03/31/11	500,000	499,835
					899,791
U.S. GOVERNMENT AGENCIES (0.7%)
Farmer Mac	AAA	0.01	01/03/11	1,800,000	1,799,999
COMMERCIAL PAPER (0.4%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	1,100,000	1,099,863
TOTAL INDEXED ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $3,799,645) 1.4%					3,799,653
TOTAL INDEXED ASSETS (Cost: $134,501,886) 52.2%					$141,337,290

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2010

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (5.4%)
Amazon.com, Inc.*	3,875	$697,500
Disney (Walt) Co.	15,420	578,404
Ford Motor Co.*	38,038	638,658
Starbucks Corp.	22,773	731,696
Other Securities	491,116	12,035,576
		14,681,834
CONSUMER STAPLES (2.4%)
Kraft Foods, Inc. Cl A	16,969	534,693
PepsiCo, Inc.	14,156	924,811
Proctor & Gamble Co.	18,072	1,162,572
Wal-Mart Stores, Inc.	18,945	1,021,704
Other Securities	99,057	2,808,349
		6,452,129
ENERGY (4.3%)
Apache Corp.	5,088	606,642
Brigham Exploration Co.*	47,372	1,290,413
ConocoPhillips	14,355	977,576
Exxon Mobil Corp.	27,470	2,008,606
Halliburton Co.	16,927	691,129
McMoRan Exploration Co.*	85,766	1,470,029
Occidental Petroleum Corp.	8,012	785,977
Other Securities	90,012	3,741,766
		11,572,138
FINANCIALS (8.5%)
Bank of America Corp.	56,706	756,458
Berkshire Hathaway, Inc. Cl B*	9,460	757,841
Citigroup, Inc.*	149,236	705,886
Goldman Sachs Group, Inc.	5,238	880,822
JPMorgan Chase & Co.	33,775	1,432,736
MetLife, Inc.	12,531	556,878
Wells Fargo & Co.	41,694	1,292,097
Other Securities***	876,086	16,645,133
		23,027,851
HEALTH CARE (5.1%)
Abbott Laboratories	17,263	827,070
Johnson & Johnson	18,173	1,124,000
Merck & Co., Inc.	23,663	852,815
Other Securities	619,050	10,962,658
		13,766,543
INDUSTRIALS (6.3%)
Boeing Co.	11,365	741,680
General Electric Co.	66,845	1,222,595

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
INDUSTRIALS (CONTINUED)
Union Pacific Corp.	4,042	$374,532
Other Securities	566,092	14,713,250
		17,052,057
INFORMATION TECHNOLOGY (9.0%)
Apple, Inc.*	6,171	1,990,518
Cisco Systems, Inc.*	35,630	720,795
Google, Inc.*	1,814	1,077,462
Hewlett-Packard Co.	16,767	705,891
Int'l. Business Machines Corp.	6,802	998,262
Microsoft Corp.	35,092	979,769
Oracle Corp.	22,854	715,330
QUALCOMM, Inc.	12,487	617,982
Texas Instruments, Inc.	14,347	466,278
Other Securities	759,647	16,321,141
		24,593,428
MATERIALS (3.0%)
Freeport-McMoRan Copper & Gold, Inc.	6,275	753,565
Other Securities	337,149	7,385,707
		8,139,272
TELECOMMUNICATION SERVICES (1.1%)
AT&T, Inc.	29,713	872,968
Other Securities	201,251	2,092,665
		2,965,633
UTILITIES (1.3%)
Other Securities	108,350	3,463,487
TOTAL ACTIVE ASSETS-COMMON STOCKS (Cost: $100,906,113) 46.4%		125,714,372
ACTIVE ASSETS:
CONVERTIBLE PREFERRED STOCKS
ENERGY (0.1%) (3)
Energy XXI (Bermuda) Ltd., 7.25%	556	164,993
TOTAL ACTIVE ASSETS-CONVERTIBLE PREFERRED STOCKS (Cost: $55,600) 0.1%		$164,993

	Rating**	Rate	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.4%)
Farmer Mac	AAA	0.01%	01/03/11	$1,000,000	$999,999
COMMERCIAL PAPER (0.7%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	800,000	799,900
NetJets, Inc.†	A-1+	0.10	01/03/11	1,100,000	1,099,994
					1,899,894
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,899,893) 1.1%					2,899,893
TOTAL ACTIVE ASSETS (Cost: $103,861,606) 47.6%					128,779,258
TEMPORARY CASH INVESTMENTS (2) (Cost: $152,600) 0.1%					152,600
TOTAL INVESTMENTS (Cost: $238,516,092) 99.9%					270,269,148
OTHER NET ASSETS 0.1%					241,147
NET ASSETS 100.0%					$270,510,295

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.9%)
CPI Corp.	131,346	$2,961,852
Dillard's, Inc. Cl A	139,995	5,311,410
Pep Boys - Manny, Moe & Jack	166,501	2,236,108
Rent-A-Center, Inc.*	130,928	4,226,356
Wolverine World Wide, Inc.	80,484	2,565,830
Other Securities	285,402	4,565,373
		21,866,929
CONSUMER STAPLES (0.4%)
Other Securities	56,116	971,929
ENERGY (7.4%)
Brigham Exploration Co.*	177,057	4,823,033
Hornbeck Offshore Svcs., Inc.*	119,970	2,504,974
MarkWest Energy Partners LP	87,066	3,770,828
McMoRan Exploration Co.*	371,483	6,367,219
Other Securities	128,679	2,996,334
		20,462,388
FINANCIALS (35.4%)
Ashford Hospitality Trust, Inc.*	428,207	4,132,198
Aspen Insurance Hldgs. Ltd.	95,723	2,739,592
Brookline Bancorp, Inc.	254,994	2,766,685
Colonial Properties Trust	133,963	2,418,032
Ellington Financial LLC*	176,181	3,918,265
FelCor Lodging Trust, Inc.*	331,367	2,332,824
Forest City Enterprises, Inc. Cl A*	185,447	3,095,110
Highwoods Properties, Inc.	82,762	2,635,970
Meadowbrook Insurance Group, Inc.	284,977	2,921,014
NewAlliance Bancshares, Inc.	209,969	3,145,336
Pennsylvania REIT	183,503	2,666,299
PHH Corp.*	100,371	2,323,589
ProAssurance Corp.*	47,058	2,851,715
Senior Housing Pptys. Trust	103,372	2,267,982
Signature Bank*	48,822	2,441,100
SVB Financial Group*	57,998	3,076,794
Westamerica Bancorporation	50,335	2,792,082
Other Securities***	3,231,575	49,667,489
		98,192,076
HEALTH CARE (4.4%)
Enzon Pharmaceuticals, Inc.*	371,642	4,522,883
Other Securities	1,093,378	7,624,612
		12,147,495
INDUSTRIALS (16.1%)
Actuant Corp. Cl A	111,596	2,970,686
Ameron International Corp.	52,613	4,018,055

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
AZZ, Inc.	56,450	$2,258,565
Encore Wire Corp.	112,400	2,818,992
Genesee & Wyoming, Inc. Cl A*	75,690	4,007,786
Kaydon Corp.	77,208	3,143,910
Miller Industries, Inc.	173,800	2,473,174
Mueller Industries, Inc.	112,072	3,664,754
Old Dominion Freight Line, Inc.*	124,405	3,979,716
Tutor Perini Corp.*	129,053	2,763,025
Other Securities	1,011,068	12,634,648
		44,733,311
INFORMATION TECHNOLOGY (8.6%)
Tibco Software, Inc.*	209,373	4,126,742
Other Securities	1,327,635	19,878,618
		24,005,360
MATERIALS (9.5%)
Crown Hldgs., Inc.*	192,373	6,421,408
Cytec Industries, Inc.	54,889	2,912,410
Kaiser Aluminum Corp.	75,892	3,801,430
Silgan Hldgs., Inc.	149,949	5,369,674
Other Securities	825,472	7,876,611
		26,381,533
TELECOMMUNICATION SERVICES (2.0%)
Consolidated Comms. Hldgs., Inc.	121,107	2,337,365
Syniverse Hldgs., Inc.*	72,082	2,223,730
Other Securities	75,057	833,133
		5,394,228
UTILITIES (4.7%)
Avista Corp.	127,493	2,871,142
Idacorp, Inc.	67,739	2,504,988
Unisource Energy Corp.	81,661	2,926,730
Other Securities	217,575	4,832,789
		13,135,649
TOTAL COMMON STOCKS (Cost: $211,266,137) 96.4%		267,290,898
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.5%)
Energy XXI (Bermuda) Ltd., 7.25%	4,255	1,262,671
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost: $425,500) 0.5%		$1,262,671

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.5%)
Farmer Mac	AAA	0.01%	01/03/11	$6,900,000	$6,899,996
COMMERCIAL PAPER (3.4%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	5,500,000	5,499,312
NetJets, Inc.†	A-1+	0.10	01/03/11	4,000,000	3,999,978
					9,499,290
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $16,399,286) 5.9%					16,399,286
TOTAL INVESTMENTS (Cost: $228,090,923) 102.8%					284,952,855
OTHER NET ASSETS -2.8%					(7,763,020)
NET ASSETS 100.0%					$277,189,835

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP GROWTH FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (15.1%)
California Pizza Kitchen, Inc.*	167,597	$2,896,076
Carter's, Inc.*	91,846	2,710,375
Deckers Outdoor Corp.*	45,897	3,659,827
Fossil, Inc.*	31,613	2,228,084
OfficeMax, Inc.*	245,688	4,348,678
Pinnacle Entertainment, Inc.*	267,932	3,756,407
Shutterfly, Inc.*	106,198	3,720,116
Steve Madden Ltd.*	50,782	2,118,625
Other Securities	1,193,600	17,042,744
		42,480,932
CONSUMER STAPLES (2.7%)
Pantry, Inc.*	123,823	2,459,125
Other Securities	141,556	5,038,152
		7,497,277
ENERGY (5.9%)
Brigham Exploration Co.*	199,283	5,428,467
Energy XXI (Bermuda) Ltd.*	98,436	2,723,724
Lufkin Industries, Inc.	34,209	2,134,300
McMoRan Exploration Co.*	283,038	4,851,271
Other Securities	33,268	1,440,837
		16,578,599
FINANCIALS (4.2%)
Signature Bank*	47,137	2,356,850
Stifel Financial Corp.*	33,997	2,109,174
Other Securities	250,272	7,198,557
		11,664,581
HEALTH CARE (16.8%)
Cyberonics, Inc.*	77,511	2,404,391
Enzon Pharmaceuticals, Inc.*	179,966	2,190,186
HMS Hldgs. Corp.*	39,108	2,533,025
IPC The Hospitalist Co.*	61,650	2,404,967
Neogen Corp.*	59,849	2,455,604
Salix Pharmaceuticals Ltd.*	67,041	3,148,245
Steris Corp.	78,839	2,874,470
Other Securities	2,168,225	29,064,115
		47,075,003
INDUSTRIALS (15.2%)
Genesee & Wyoming, Inc. Cl A*	50,613	2,679,958
Old Dominion Freight Line, Inc.*	76,189	2,437,286

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
RBC Bearings, Inc.*	57,125	$2,232,445
Robbins & Myers, Inc.	82,682	2,958,362
Sun Hydraulics Corp.	74,184	2,804,155
Teledyne Technologies, Inc.*	52,422	2,304,995
Other Securities	1,501,517	27,268,778
		42,685,979
INFORMATION TECHNOLOGY (28.9%)
Adtran, Inc.	75,241	2,724,477
CommVault Systems, Inc.*	90,430	2,588,107
comScore, Inc.*	101,516	2,264,822
Forrester Research, Inc.*	74,830	2,640,751
Informatica Corp.*	105,536	4,646,750
LogMeIn, Inc.*	88,076	3,905,290
Mercury Computer Systems, Inc.*	138,344	2,542,763
Microsemi Corp.*	99,129	2,270,054
Parametric Technology Corp.*	161,282	3,633,683
Plexus Corp.*	97,593	3,019,527
Rackspace Hosting, Inc.*	66,861	2,100,104
RightNow Technologies, Inc.*	90,924	2,152,171
Riverbed Technology, Inc.*	113,777	4,001,537
Rogers Corp.*	57,017	2,180,900
Sourcefire, Inc.*	88,237	2,287,985
Tibco Software, Inc.*	124,561	2,455,097
Other Securities	2,271,224	35,826,347
		81,240,365
MATERIALS (6.3%)
Innophos Hldgs., Inc.	77,471	2,795,154
US Gold Corp.*	636,404	5,135,780
Other Securities	385,132	9,870,178
		17,801,112
TELECOMMUNICATION SERVICES (1.8%)
Consolidated Comms. Hldgs., Inc.	118,601	2,288,999
Syniverse Hldgs., Inc.*	85,451	2,636,163
		4,925,162
UTILITIES (0.4%)
Other Securities	25,662	1,192,513
TOTAL COMMON STOCKS (Cost: $192,379,310) 97.3%		$273,141,523

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.3%)
Farmer Mac	AAA	0.01%	01/03/11	$3,700,000	$3,699,998
COMMERCIAL PAPER (1.4%)
NetJets, Inc.†	A-1+	0.10	01/03/11	3,800,000	3,799,979
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,499,977) 2.7%					7,499,977
TOTAL INVESTMENTS (Cost: $199,879,287) 100.0%					280,641,500
OTHER NET ASSETS 0.0% (3)					126,382
NET ASSETS 100.0%					$280,767,882

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID CAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (9.6%)
V.F. Corp.	10,322	$889,550
Whirlpool Corp.	6,068	539,020
Other Securities	135,759	3,833,258
		5,261,828
CONSUMER STAPLES (6.4%)
ConAgra Foods, Inc.	32,633	736,853
Dr. Pepper Snapple Group, Inc.	18,290	643,076
Vector Group Ltd.	43,771	758,114
Other Securities	34,779	1,351,835
		3,489,878
ENERGY (10.8%)
Arch Coal, Inc.	18,731	656,709
Atwood Oceanics, Inc.*	16,190	605,020
Noble Energy, Inc.	8,725	751,048
Pride International, Inc.*	16,064	530,112
Range Resources Corp.	14,921	671,147
Unit Corp.*	13,292	617,812
Other Securities	90,153	2,080,530
		5,912,378
FINANCIALS (25.9%)
American Financial Group, Inc.	23,401	755,618
Ameriprise Financial, Inc.	16,144	929,087
Aon Corp.	13,623	626,794
Associated Banc-Corp.	36,404	551,521
BOK Financial Corp.	12,306	657,140
Equity Residential	17,622	915,463
Host Hotels & Resorts, Inc.	35,760	639,031
Legg Mason, Inc.	15,970	579,232
People's United Financial, Inc.	42,023	588,742
Public Storage	5,302	537,729
SPDR KBW Regional Banking ETF	20,968	554,604
StanCorp Financial Group, Inc.	13,389	604,379
Vornado Realty Trust	10,209	850,716
Other Securities	272,569	5,386,766
		14,176,822
HEALTH CARE (6.0%)
AmerisourceBergen Corp.	18,305	624,567
Hospira, Inc.*	9,674	538,745
Mettler-Toledo Int'l., Inc.*	5,191	784,931
Other Securities	29,717	1,306,900
		3,255,143

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (10.6%)
Joy Global, Inc.	8,515	$738,676
Kirby Corp.*	14,332	631,325
Oshkosh Corp.*	15,991	563,523
Precision Castparts Corp.	6,080	846,397
Other Securities	70,381	3,036,644
		5,816,565
INFORMATION TECHNOLOGY (4.2%)
Teradata Corp.*	13,026	536,150
Other Securities	88,668	1,745,881
		2,282,031
MATERIALS (8.8%)
Agnico-Eagle Mines Ltd.	7,619	584,377
Crown Hldgs., Inc.*	53,946	1,800,718
Cytec Industries, Inc.	13,998	742,734
Eastman Chemical Co.	7,613	640,101
Sonoco Products Co.	22,460	756,228
Other Securities	14,364	262,861
		4,787,019
TELECOMMUNICATION SERVICES (2.2%)
CenturyLink, Inc.	14,595	673,851
Other Securities	36,802	513,020
		1,186,871
UTILITIES (12.0%)
Ameren Corp.	22,774	641,999
Atmos Energy Corp.	18,857	588,338
Constellation Energy Group, Inc.	19,151	586,595
Edison International	19,188	740,657
FirstEnergy Corp.	20,317	752,135
Great Plains Energy, Inc.	28,570	553,972
Integrys Energy Group, Inc.	11,119	539,383
ITC Hldgs. Corp.	10,037	622,093
NV Energy, Inc.	41,978	589,791
Other Securities	141,431	975,689
		6,590,652
TOTAL COMMON STOCKS (Cost: $47,581,808) 96.5%		$52,759,187

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.2%)
Farmer Mac	AAA	0.01%	01/03/11	$1,200,000	$1,199,999
COMMERCIAL PAPER (3.8%)
Hewlett-Packard Co.†	A-1	0.18	01/07/11	1,000,000	999,970
NetJets, Inc.†	A-1+	0.10	01/03/11	1,100,000	1,099,994
					2,099,964
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,299,963) 6.0%					3,299,963
TOTAL INVESTMENTS (Cost: $50,881,771) 102.5%					56,059,150
OTHER NET ASSETS -2.5%					(1,369,297)
NET ASSETS 100.0%					$54,689,853

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS
CONSUMER DISCRETIONARY (13.9%)
Advance Auto Parts, Inc.	37,149	$2,457,406
BorgWarner, Inc.*	49,277	3,565,684
Chipotle Mexican Grill, Inc. Cl A*	13,179	2,802,646
Dollar Tree, Inc.*	54,831	3,074,922
PetSmart, Inc.	50,702	2,018,954
Other Securities	2,165,518	54,501,284
		68,420,896
CONSUMER STAPLES (3.5%)
Church & Dwight Co., Inc.	30,420	2,099,588
Energizer Hldgs., Inc.*	30,637	2,233,437
Other Securities	347,883	12,933,620
		17,266,645
ENERGY (5.8%)
Arch Coal, Inc.	70,233	2,462,369
Cimarex Energy Co.	36,805	3,258,347
Plains Exploration & Production Co.*	60,939	1,958,579
Pride International, Inc.*	76,683	2,530,539
Other Securities	589,440	18,330,697
		28,540,531
FINANCIALS (19.1%)
Affiliated Managers Group, Inc.*	22,162	2,198,914
AMB Property Corp.	72,445	2,297,231
Everest Re Group Ltd.	23,826	2,020,921
Federal Realty Investment Trust	26,413	2,058,365
MSCI, Inc. Cl A*	50,499	1,967,441
Nationwide Health Pptys., Inc.	54,180	1,971,068
New York Community Bancorp, Inc.	189,524	3,572,527
SL Green Realty Corp	33,700	2,275,087
The Macerich Co.	54,607	2,586,734
Other Securities	3,116,234	73,487,590
		94,435,878
HEALTH CARE (10.8%)
Beckman Coulter, Inc.	30,137	2,267,207
Edwards Lifesciences Corp.*	47,968	3,877,730
Hologic, Inc.*	112,105	2,109,816
Mettler-Toledo Int'l., Inc.*	13,981	2,114,067
Perrigo Co.	36,314	2,299,766
ResMed, Inc.*	64,522	2,235,042

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
Schein (Henry), Inc.*	39,770	$2,441,480
Vertex Pharmaceuticals, Inc.*	85,987	3,012,125
Other Securities	1,006,464	33,018,864
		53,376,097
INDUSTRIALS (15.7%)
AGCO Corp.*	39,503	2,001,222
AMETEK, Inc.	69,821	2,740,455
Bucyrus International, Inc.	35,200	3,146,880
Donaldson Co., Inc.	32,830	1,913,332
Joy Global, Inc.	45,040	3,907,215
Kansas City Southern*	44,723	2,140,443
KBR, Inc.	64,314	1,959,648
Manpower, Inc.	34,521	2,166,538
Other Securities	1,573,572	57,900,606
		77,876,339
INFORMATION TECHNOLOGY (15.2%)
ANSYS, Inc.*	38,852	2,023,024
Atmel Corp.*	196,596	2,422,063
Avnet, Inc.*	65,534	2,164,588
Cree, Inc.*	46,517	3,065,005
Lam Research Corp.*	52,382	2,712,340
Riverbed Technology, Inc.*	62,284	2,190,528
Rovi Corp.*	46,066	2,856,553
Skyworks Solutions, Inc.*	77,601	2,221,717
Trimble Navigation Ltd.*	51,376	2,051,444
Other Securities	2,057,322	53,264,070
		74,971,332
MATERIALS (6.6%)
Albemarle Corp.	39,518	2,204,314
Lubrizol Corp.	28,498	3,045,866
Other Securities	812,937	27,421,084
		32,671,264
TELECOMMUNICATION SERVICES (0.8%)
Other Securities	226,542	3,799,264
UTILITIES (5.7%)
National Fuel Gas Co.	35,526	2,331,216
Other Securities	1,011,553	25,980,736
		28,311,952
TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $400,792,429) 97.1%		$479,670,198

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (1)	AAA	0.12%	02/03/11	$600,000	$599,934
U.S. Treasury Bill (1)	AAA	0.16	03/03/11	800,000	799,835
U.S. Treasury Bill (1)	AAA	0.16	03/03/11	500,000	499,896
					1,899,665
U.S. GOVERNMENT AGENCIES (1.0%)
Farmer Mac	AAA	0.01	01/03/11	5,000,000	4,999,997
COMMERCIAL PAPER (1.4%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	6,800,000	6,799,150
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $13,698,735) 2.8%					13,698,812
TEMPORARY CASH INVESTMENTS (2) (Cost: $179,800) 0.0% (3)					179,800
TOTAL INVESTMENTS (Cost: $414,670,964) 99.9%					493,548,810
OTHER NET ASSETS 0.1%					291,691
NET ASSETS 100.0%					$493,840,501

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (INTERNATIONAL FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
FINANCIALS (94.9%)
iShares MSCI EAFE Growth Index Fund	80,971	$4,945,304
iShares MSCI EAFE Index Fund	109,546	6,378,864
iShares MSCI EAFE Value Index Fund	97,590	4,954,644
Vanguard Europe Pacific ETF	785,371	28,391,162
Vanguard European ETF	177,835	8,729,920
Vanguard Pacific ETF	80,359	4,583,677
		57,983,571
TOTAL COMMON STOCKS (Cost: $52,966,512) 94.9%		$57,983,571

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (5.2%)
Farmer Mac	AAA	0.01%	01/03/11	$2,000,000	$1,999,999
FNMA	AAA	0.09	02/14/11	1,200,000	1,199,868
					3,199,867
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,199,867) 5.2%					3,199,867
TOTAL INVESTMENTS (Cost: $56,166,379) 100.1%					61,183,438
OTHER NET ASSETS -0.1%					(75,408)
NET ASSETS 100.0%					$61,108,030

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.7%)
Amazon.com, Inc.*	6,758	$1,216,440
Ford Motor Co.*	66,350	1,114,017
Johnson Controls, Inc.	23,444	895,561
Starbucks Corp.	39,731	1,276,557
Other Securities	158,044	6,629,777
		11,132,352
CONSUMER STAPLES (5.7%)
PepsiCo, Inc.	24,704	1,613,912
Proctor & Gamble Co.	31,541	2,029,033
Wal-Mart Stores, Inc.	33,048	1,782,279
Other Securities	142,118	4,136,300
		9,561,524
ENERGY (7.2%)
Apache Corp.	8,876	1,058,285
ConocoPhillips	25,055	1,706,246
Exxon Mobil Corp.	47,917	3,503,688
Halliburton Co.	29,517	1,205,179
National Oilwell Varco, Inc.	13,277	892,878
Occidental Petroleum Corp.	13,978	1,371,242
Other Securities	33,074	2,182,968
		11,920,486
FINANCIALS (9.5%)
Bank of America Corp.	98,909	1,319,446
Berkshire Hathaway, Inc. Cl B*	16,501	1,321,895
Capital One Financial Corp.	26,830	1,141,885
Citigroup, Inc.*	260,443	1,231,895
Goldman Sachs Group, Inc.	9,230	1,552,117
JPMorgan Chase & Co.	59,302	2,515,591
Wells Fargo & Co.	73,250	2,270,018
Other Securities	101,749	4,370,303
		15,723,150
HEALTH CARE (6.4%)
Abbott Laboratories	30,113	1,442,714
Johnson & Johnson	31,704	1,960,892
Merck & Co., Inc.	41,263	1,487,119
Other Securities	135,029	5,752,041
		10,642,766

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (6.1%)
Boeing Co.	19,823	$1,293,649
Cummins, Inc.	10,067	1,107,471
Expeditors Int'l. of Wash.	18,492	1,009,663
General Electric Co.	116,595	2,132,523
Precision Castparts Corp.	7,904	1,100,316
Other Securities	79,196	3,549,388
		10,193,010
INFORMATION TECHNOLOGY (11.5%)
Apple, Inc.*	10,766	3,472,681
Cisco Systems, Inc.*	62,172	1,257,740
Google, Inc.*	3,166	1,880,509
Hewlett-Packard Co.	29,252	1,231,509
Int'l. Business Machines Corp.	11,860	1,740,574
Microsoft Corp.	61,228	1,709,486
Oracle Corp.	39,863	1,247,712
QUALCOMM, Inc.	21,800	1,078,882
Salesforce.com, inc.*	8,465	1,117,380
Other Securities	134,064	4,399,007
		19,135,480
MATERIALS (2.6%)
Freeport-McMoRan Copper & Gold, Inc.	10,949	1,314,865
Other Securities	50,202	2,982,491
		4,297,356
TELECOMMUNICATION SERVICES (1.7%)
AT&T, Inc.	51,848	1,523,294
Other Securities	245,227	1,335,690
		2,858,984
UTILITIES (1.7%)
Other Securities	73,906	2,869,803
TOTAL COMMON STOCKS (Cost: $86,379,344) 59.1%		$98,334,911

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2010

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.5%)
U.S. Treasury Note	AAA	2.25 - 3.13%	11/30/17 - 05/15/19	$1,350,000	$1,354,708
U.S. Treasury Strip	AAA	0.00	08/15/21 - 11/15/21	9,200,000	6,087,415
					7,442,123
U.S. GOVERNMENT AGENCIES (13.6%)
MORTGAGE-BACKED OBLIGATIONS (13.6%)
FHARM	AAA	4.64 - 5.77	02/01/36 - 09/01/39	1,328,163	1,408,608
FHLMC	AAA	4.00 - 6.00	02/01/25 - 08/15/35	1,730,839	1,822,552
FNMA	AAA	4.00 - 8.00	09/01/16 - 12/25/49	16,762,022	17,867,420
GNMA (4)	AAA	3.50 - 7.00	04/15/31 - 11/15/39	1,117,504	1,163,139
Other Securities				400,824	435,580
					22,697,299
CORPORATE DEBT (18.9%)
CONSUMER DISCRETIONARY (2.8%)
Black & Decker Corp.	A	4.75	11/01/14	750,000	807,195
Other Securities				3,750,000	3,909,720
					4,716,915
CONSUMER STAPLES (0.6%)
Other Securities				1,000,000	1,070,269
ENERGY (3.9%)
Noble Corp.	A-	7.50	03/15/19	800,000	959,809
Seariver Maritime, Inc.	AAA	0.00	09/01/12	3,000,000	2,885,325
Other Securities				2,600,000	2,724,761
					6,569,895
FINANCIALS (6.6%)
Ally Financial, Inc.	B	0.00	12/01/12	2,500,000	2,256,250
First Horizon National Corp.	BB+	4.50	05/15/13	1,500,000	1,514,330
Other Securities				6,997,000	7,243,278
					11,013,858
HEALTH CARE (1.1%)
Other Securities				1,750,000	1,874,860
INDUSTRIALS (1.4%)
Other Securities				2,250,000	2,330,437
MATERIALS (1.4%)
Geon Co.	B+	7.50	12/15/15	1,000,000	1,028,750
Other Securities				1,228,000	1,306,149
					2,334,899
TELECOMMUNICATION SERVICES (0.3%)
Other Securities				500,000	510,563
UTILITIES (0.8%)
Other Securities				1,250,000	1,314,038
TOTAL LONG-TERM DEBT SECURITIES (Cost: $58,779,729) 37.0%					$61,875,156

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2010

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.4%)
Farmer Mac	AAA	0.01%	01/03/11	$2,400,000	$2,399,999
COMMERCIAL PAPER (2.0%)
General Electric Capital Corp.	A-1+	0.15 - 0.23	01/31/11 - 02/04/11	1,850,000	1,849,677
Madison Gas & Electric	A-1+	0.18	01/14/11	428,000	427,972
NetJets, Inc.†	A-1+	0.12	01/03/11	1,000,000	999,993
					3,277,642
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $5,677,641) 3.4%					5,677,641
TEMPORARY CASH INVESTMENTS (2) (Cost: $137,400) 0.1%					137,400
TOTAL INVESTMENTS (Cost: $150,974,114) 99.6%					166,025,108
OTHER NET ASSETS 0.4%					651,607
NET ASSETS 100.0%					$166,676,715

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (RETIREMENT INCOME FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.4%)	3,972,162	$5,333,092
Equity Index Fund (21.2%)	1,857,188	3,847,905
Mid-Cap Equity Index Fund (5.7%)	686,574	1,037,774
Mid-Term Bond Fund (37.1%)	6,550,955	6,730,065
Money Market Fund (6.6%)	993,502	1,196,839
TOTAL INVESTMENTS (Cost: $17,425,694) 100.0%		18,145,675
OTHER NET ASSETS		—
NET ASSETS 100.0%		$18,145,675

MUTUAL OF AMERICA INVESTMENT CORPORATION (2010 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.0%)	3,428,295	$4,602,887
Equity Index Fund (25.9%)	2,390,935	4,953,774
International Fund (3.9%)	1,055,264	749,270
Mid-Cap Equity Index Fund (15.7%)	1,992,577	3,011,830
Mid-Term Bond Fund (26.0%)	4,856,746	4,989,534
Money Market Fund (4.5%)	721,792	869,520
TOTAL INVESTMENTS (Cost: $17,117,322) 100.0%		19,176,815
OTHER NET ASSETS		—
NET ASSETS 100.0%		$19,176,815

MUTUAL OF AMERICA INVESTMENT CORPORATION (2015 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.0%)	13,960,970	$18,744,236
Equity Index Fund (30.5%)	11,530,033	23,889,051
International Fund (7.7%)	8,481,053	6,021,811
Mid-Cap Equity Index Fund (12.3%)	6,330,669	9,568,964
Mid-Term Bond Fund (17.3%)	13,121,632	13,480,390
Money Market Fund (3.6%)	2,354,179	2,836,002
Small Cap Growth Fund (2.4%)	1,541,597	1,835,586
Small Cap Value Fund (2.2%)	1,448,823	1,752,046
TOTAL INVESTMENTS (Cost: $69,759,249) 100.0%		78,128,086
OTHER NET ASSETS		—
NET ASSETS 100.0%		$78,128,086

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (2020 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.8%)	15,325,246	$20,575,936
Equity Index Fund (35.0%)	15,297,924	31,695,739
International Fund (8.7%)	11,139,663	7,909,506
Mid-Cap Equity Index Fund (12.1%)	7,223,561	10,918,593
Mid-Term Bond Fund (12.4%)	10,877,275	11,174,670
Small Cap Growth Fund (4.6%)	3,513,887	4,184,000
Small Cap Value Fund (4.4%)	3,304,996	3,996,695
TOTAL INVESTMENTS (Cost: $80,993,147) 100.0%		90,455,139
OTHER NET ASSETS		—
NET ASSETS 100.0%		$90,455,139

MUTUAL OF AMERICA INVESTMENT CORPORATION (2025 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.9%)	11,337,362	$15,221,734
Equity Index Fund (39.4%)	15,293,379	31,686,322
International Fund (8.6%)	9,798,257	6,957,066
Mid-Cap Equity Index Fund (16.2%)	8,647,911	13,071,534
Mid-Term Bond Fund (5.7%)	4,486,782	4,609,455
Small Cap Growth Fund (5.7%)	3,853,787	4,588,719
Small Cap Value Fund (5.5%)	3,625,136	4,383,838
TOTAL INVESTMENTS (Cost: $70,409,290) 100.0%		80,518,668
OTHER NET ASSETS		—
NET ASSETS 100.0%		$80,518,668

MUTUAL OF AMERICA INVESTMENT CORPORATION (2030 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.5%)	9,324,048	$12,518,626
Equity Index Fund (39.6%)	12,882,255	26,690,719
International Fund (9.5%)	9,042,980	6,420,796
Mid-Cap Equity Index Fund (19.1%)	8,504,825	12,855,256
Small Cap Growth Fund (6.8%)	3,829,020	4,559,229
Small Cap Value Fund (6.5%)	3,603,982	4,358,256
TOTAL INVESTMENTS (Cost: $58,303,447) 100.0%		67,402,882
OTHER NET ASSETS		—
NET ASSETS 100.0%		$67,402,882

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (2035 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.0%)	4,732,331	$6,353,708
Equity Index Fund (39.3%)	10,012,589	20,745,063
International Fund (11.3%)	8,441,045	5,993,403
Mid-Cap Equity Index Fund (22.1%)	7,717,801	11,665,650
Small Cap Growth Fund (7.8%)	3,472,086	4,134,227
Small Cap Value Fund (7.5%)	3,265,415	3,948,830
TOTAL INVESTMENTS (Cost: $45,209,479) 100.0%		52,840,881
OTHER NET ASSETS		—
NET ASSETS 100.0%		$52,840,881

MUTUAL OF AMERICA INVESTMENT CORPORATION (2040 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.9%)	3,450,978	$4,633,341
Equity Index Fund (34.2%)	7,693,208	15,939,543
International Fund (13.2%)	8,658,039	6,147,476
Mid-Cap Equity Index Fund (25.3%)	7,814,466	11,811,761
Small Cap Growth Fund (8.9%)	3,479,504	4,143,060
Small Cap Value Fund (8.5%)	3,271,733	3,956,471
TOTAL INVESTMENTS (Cost: $39,550,275) 100.0%		46,631,652
OTHER NET ASSETS		—
NET ASSETS 100.0%		$46,631,652

MUTUAL OF AMERICA INVESTMENT CORPORATION (2045 RETIREMENT FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.0%)	3,614,468	$4,852,846
Equity Index Fund (34.1%)	8,869,003	18,375,670
International Fund (14.1%)	10,709,075	7,603,775
Mid-Cap Equity Index Fund (21.1%)	7,495,662	11,329,880
Small Cap Growth Fund (11.1%)	5,001,130	5,954,866
Small Cap Value Fund (10.6%)	4,706,177	5,691,128
TOTAL INVESTMENTS (Cost: $45,282,665) 100.0%		53,808,165
OTHER NET ASSETS		—
NET ASSETS 100.0%		$53,808,165

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (CONSERVATIVE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.0%)	11,546,570	$15,502,621
Equity Index Fund (25.0%)	6,289,413	13,031,022
Mid-Term Bond Fund (45.0%)	22,581,531	23,198,932
TOTAL INVESTMENTS (Cost: $48,753,004) 100.0%		51,732,575
OTHER NET ASSETS		—
NET ASSETS 100.0%		$51,732,575

MUTUAL OF AMERICA INVESTMENT CORPORATION (MODERATE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.9%)	36,212,593	$48,619,643
Equity Index Fund (35.1%)	27,612,496	57,210,275
Mid-Cap Equity Index Fund (15.1%)	16,222,888	24,521,301
Mid-Term Bond Fund (19.9%)	31,475,338	32,335,905
TOTAL INVESTMENTS (Cost: $149,874,796) 100.0%		162,687,124
OTHER NET ASSETS		—
NET ASSETS 100.0%		$162,687,124

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.9%)	27,272,235	$36,616,166
Equity Index Fund (45.1%)	32,083,700	66,474,153
Mid-Cap Equity Index Fund (20.0%)	19,546,501	29,545,026
Small Cap Growth Fund (5.0%)	6,215,689	7,401,046
Small Cap Value Fund (5.0%)	6,092,534	7,367,634
TOTAL INVESTMENTS (Cost: $137,166,653) 100.0%		147,404,025
OTHER NET ASSETS		—
NET ASSETS 100.0%		$147,404,025

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (7.3%)
U.S. Treasury Bill	AAA	0.14%	03/31/11	$8,000,000	$7,997,687
U.S. GOVERNMENT AGENCIES (27.8%)
FHLB	AAA	0.10	02/24/11	360,000	359,946
FHLB	AAA	0.15	02/25/11	3,715,000	3,714,149
FHLB	AAA	0.17	01/28/11	5,294,000	5,293,344
FHLB	AAA	0.17	02/04/11	4,775,000	4,774,233
FHLB	AAA	0.17	03/02/11	2,152,000	2,151,380
FHLB	AAA	0.18	02/02/11	6,150,000	6,149,323
FHLB	AAA	0.18	02/23/11	4,700,000	4,699,403
FHLB	AAA	0.19	02/02/11	100,000	99,989
FNMA	AAA	0.16	02/16/11	2,180,000	2,179,708
FNMA	AAA	0.16	03/01/11	500,000	499,933
FNMA	AAA	0.20	02/02/11	300,000	299,969
					30,221,377
COMMERCIAL PAPER (64.9%)
Abbott Laboratories†	A-1+	0.18	01/11/11	1,000,000	999,950
Abbott Laboratories†	A-1+	0.18	02/08/11	1,900,000	1,899,639
Archer-Daniels-Midland Co.†	A-1	0.22	01/27/11	2,400,000	2,399,686
Archer-Daniels-Midland Co.†	A-1	0.23	02/14/11	500,000	499,871
Bank of America Corp.	A-1	0.27	01/31/11	2,800,000	2,799,391
Becton, Dickinson & Co.	A-1+	0.18	01/26/11	1,071,000	1,070,866
Becton, Dickinson & Co.	A-1+	0.19	01/21/11	1,729,000	1,728,817
Campbell Soup Co.†	A-1	0.17	01/03/11	2,900,000	2,899,973
Cargill, Inc.†	A-1	0.19	01/21/11	2,900,000	2,899,694
Chevron Funding Corp.	A-1+	0.16	01/05/11	1,400,000	1,399,975
Chevron Funding Corp.	A-1+	0.16	01/12/11	1,500,000	1,499,927
Coca-Cola Co.†	A-1	0.19	01/14/11	1,447,000	1,446,901
Coca-Cola Co.†	A-1	0.20	01/06/11	650,000	649,983
Coca-Cola Co.†	A-1	0.20	02/16/11	800,000	799,824
Danaher Corp.	A-1	0.19	01/14/11	2,800,000	2,799,808
Disney (Walt) Co.†	A-1	0.17	02/14/11	550,000	549,886
Disney (Walt) Co.†	A-1	0.19	01/12/11	2,350,000	2,349,881
eBay, Inc.†	A-1	0.18	01/10/11	2,900,000	2,899,869
General Electric Capital Corp.	A-1+	0.21	03/01/11	2,400,000	2,399,174
General Electric Capital Svcs.	A-1+	0.22	02/28/11	400,000	399,858
Google, Inc.†	A-1+	0.18	02/15/11	2,900,000	2,899,369
Grainger (W.W.), Inc.	A-1+	0.18	01/25/11	2,634,000	2,633,684
Grainger (W.W.), Inc.	A-1+	0.25	01/21/11	250,000	249,965
Hewlett-Packard Co.†	A-1	0.18	01/07/11	2,800,000	2,799,916
Int'l. Business Machines Corp.†	A-1	0.15	01/05/11	750,000	749,988
Int'l. Business Machines Corp.†	A-1	0.16	01/07/11	2,050,000	2,049,945
Johnson & Johnson†	A-1+	0.17	02/28/11	2,550,000	2,549,570
Johnson & Johnson†	A-1+	0.20	01/05/11	350,000	349,992
Madison Gas & Electric	A-1+	0.18	01/14/11	1,322,000	1,321,914
Madison Gas & Electric	A-1+	0.20	01/03/11	500,000	499,994
National Rural Utilities	A-1	0.23	01/06/11	2,800,000	2,799,911
Nestle Capital Corp.†	A-1+	0.18	02/04/11	950,000	949,838

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2010

	Rating**	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES: (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Nestle Capital Corp.†	A-1+	0.18%	01/04/11	$1,950,000	$1,949,971
New Jersey Natural Gas	A-1	0.19	01/19/11	2,900,000	2,899,724
PepsiCo, Inc.†	A-1	0.16	02/07/11	460,000	459,924
PepsiCo, Inc.†	A-1	0.17	02/25/11	2,340,000	2,339,392
Procter & Gamble†	A-1+	0.19	01/18/11	1,900,000	1,899,835
Procter & Gamble†	A-1+	0.19	01/31/11	1,000,000	999,842
Toyota Motor Credit Corp.	A-1+	0.22	02/08/11	500,000	499,884
Toyota Motor Credit Corp.	A-1+	0.22	03/01/11	2,400,000	2,399,135
Washington Gas Light Co.	A-1+	0.19	01/03/11	2,900,000	2,899,969
					70,594,735
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $108,811,710) 100.0%					108,813,799
TOTAL INVESTMENTS (Cost: $108,811,710) 100.0%					108,813,799
OTHER NET ASSETS 0.0% (3)					3,811
NET ASSETS 100.0%					$108,817,610

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (46.9%)
U.S. Treasury Note	AAA	1.25 - 3.25%	09/15/12 - 05/15/19	$93,750,000	$95,325,333
U.S. Treasury Strip	AAA	0.00	08/15/17 - 08/15/18	55,000,000	44,614,388
					139,939,721
U.S. GOVERNMENT AGENCIES (7.2%)
MORTGAGE-BACKED OBLIGATIONS (0.6%)
FHLMC	AAA	5.00 - 8.50	02/01/14 - 03/15/21	1,837,855	1,892,354
Other Securities				25,047	25,953
					1,918,307
NON-MORTGAGE-BACKED OBLIGATIONS (6.6%)
FFCB	AAA	4.95 - 5.10	08/05/13 - 10/10/14	17,500,000	19,605,623
CORPORATE DEBT (42.7%)
CONSUMER DISCRETIONARY (4.7%)
AutoZone, Inc.	BBB	6.50	01/15/14	1,000,000	1,110,532
Best Buy Co., Inc.	BBB-	6.75	07/15/13	1,000,000	1,106,177
Black & Decker Corp.	A	4.75 - 5.75	11/01/14 - 11/15/16	1,000,000	1,094,111
Brinker International, Inc.	BBB-	5.75	06/01/14	1,000,000	1,050,998
Whirlpool Corp.	BBB-	5.50 - 6.50	03/01/13 - 06/15/16	1,000,000	1,082,389
Other Securities				8,242,000	8,578,029
					14,022,236
CONSUMER STAPLES (3.1%)
Anheuser-Busch Cos., Inc.	BBB+	4.38 - 4.70	04/15/12 - 01/15/13	1,100,000	1,158,833
Hershey Co.	A	4.85 - 5.00	04/01/13 - 08/15/15	1,000,000	1,086,977
Safeway, Inc.	BBB	3.95 - 6.50	03/01/11 - 08/15/20	1,500,000	1,450,857
Other Securities				5,115,000	5,456,843
					9,153,510
ENERGY (3.6%)
CenterPoint Energy Resources	BBB	7.75 - 7.88	02/15/11 - 04/01/13	1,170,000	1,270,974
Enbridge, Inc.	A-	5.80	06/15/14	1,065,000	1,184,715
Noble Corp.	A-	5.88	06/01/13	1,000,000	1,091,903
Sunoco, Inc.	BBB-	4.88 - 9.63	10/15/14 - 04/15/15	1,000,000	1,113,718
Transocean, Inc.	BBB	1.50	12/15/37	1,200,000	1,161,000
Valero Energy Corp.	BBB	4.75	06/15/13	1,000,000	1,065,726
Other Securities				3,500,000	3,677,952
					10,565,988
FINANCIALS (12.5%)
American Express Credit Corp.	BBB+	5.88	05/02/13	1,000,000	1,087,538
Caterpillar Financial Services	A	6.13	02/17/14	1,000,000	1,124,238
CNA Financial Corp.	BBB-	5.85 - 6.50	12/15/14 - 08/15/16	1,200,000	1,281,911
General Electric Capital Corp.	AA+	5.00	11/15/11 - 01/08/16	1,500,000	1,571,846
KeyCorp	BBB+	6.50	05/14/13	1,050,000	1,140,001
Kimco Realty Corp.	BBB+	6.00	11/30/12	1,000,000	1,072,310
Morgan Stanley	A	3.22 - 4.00	02/01/11 - 07/24/15	1,500,000	1,505,280
Nat'l. Rural Utilities Coop.	A	7.25	03/01/12	1,000,000	1,071,996
Unitrin, Inc.	BBB-	6.00	11/30/15	1,500,000	1,517,028
Other Securities				25,025,000	25,840,645
					37,212,793
HEALTH CARE (4.0%)
Biogen Idec, Inc.	BBB+	6.88	03/01/18	1,250,000	1,409,201
Cardinal Health, Inc.	BBB+	5.50	06/15/13	1,000,000	1,083,204
Humana, Inc.	BBB-	6.45	06/01/16	1,415,000	1,547,869
McKesson Corp.	A-	7.75	02/01/12	1,000,000	1,068,983
Other Securities				6,460,000	6,823,610
					11,932,867

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2010

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES: (CONTINUED)
INDUSTRIALS (4.7%)
Cargill, Inc.†	A	5.20%	01/22/13	$1,000,000	$1,078,879
CSX Corp.	BBB-	6.25	04/01/15	1,000,000	1,136,428
Dun & Bradstreet Corp.	A-	6.00	04/01/13	1,000,000	1,089,422
Federal Express Corp.	BBB	9.65	06/15/12	1,000,000	1,118,057
Roper Industries, Inc.	BBB-	6.63	08/15/13	1,000,000	1,114,543
Ryder System, Inc.	BBB+	6.00 - 7.20	03/01/13 - 09/01/15	1,500,000	1,684,394
Union Pacific Corp.	BBB+	4.88 - 6.13	01/15/12 - 01/15/15	1,000,000	1,063,845
Other Securities				5,550,000	5,803,498
					14,089,066
INFORMATION TECHNOLOGY (2.0%)
Ingram Micro, Inc.	BBB-	5.25	09/01/17	1,500,000	1,517,984
Other Securities				4,205,000	4,437,570
					5,955,554
MATERIALS (2.6%)
Airgas, Inc.	BBB	3.25	10/01/15	1,500,000	1,481,775
Cytec Industries, Inc.	BBB	6.00	10/01/15	1,000,000	1,095,376
Vulcan Materials Co.	BBB-	6.30	06/15/13	1,000,000	1,061,455
Other Securities				3,893,000	4,091,042
					7,729,648
TELECOMMUNICATION SERVICES (1.1%)
CenturyLink, Inc.	BBB-	5.00	02/15/15	1,250,000	1,276,406
Other Securities				1,900,000	1,998,923
					3,275,329
UTILITIES (4.4%)
AGL Capital Corp.	BBB+	6.38 - 7.13	01/14/11 - 07/15/16	1,500,000	1,569,750
Atmos Energy Corp.	BBB+	4.95	10/15/14	1,000,000	1,071,662
Black Hills Corp.	BBB-	9.00	05/15/14	2,000,000	2,295,740
Exelon Generation Co. LLC	BBB	5.35	01/15/14	1,000,000	1,082,571
PPL Energy Supply LLC	BBB+	5.70 - 6.40	11/01/11 - 10/15/15	1,700,000	1,808,144
TransAlta Corp.	BBB	5.75	12/15/13	1,000,000	1,090,945
Other Securities				3,900,000	4,080,231
					12,999,043
TOTAL LONG-TERM DEBT SECURITIES (Cost: $276,486,369) 96.8%					288,399,685
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.7%)
NetJets, Inc.†	A-1+	0.10	01/03/11	4,900,000	4,899,973
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,899,973) 1.7%					4,899,973
TEMPORARY CASH INVESTMENTS (2) (Cost: $750,000) 0.2%					750,000
TOTAL INVESTMENTS (Cost: $282,136,342) 98.7%					294,049,658
OTHER NET ASSETS 1.3%					3,802,590
NET ASSETS 100.0%					$297,852,248

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2010

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (20.3%)
U.S. Treasury Bond	AAA	3.50%	02/15/39	$8,000,000	$6,893,752
U.S. Treasury Note	AAA	0.88 - 3.50	03/31/11 - 05/15/20	111,500,000	114,163,348
					121,057,100
U.S. GOVERNMENT AGENCIES (31.9%)
MORTGAGE-BACKED OBLIGATIONS (29.8%)
FHARM	AAA	4.64 - 5.77	02/01/36 - 09/01/39	7,838,719	8,296,800
FHLMC	AAA	4.00 - 6.00	12/15/20 - 08/15/35	20,800,028	21,952,548
FNMA	AAA	4.00 - 8.00	09/01/16 - 12/25/49	128,273,067	136,193,739
GNMA (4)	AAA	3.50 - 7.00	02/20/20 - 11/15/39	8,922,550	9,299,566
Vendee Mortgage Trust (4)	AAA	5.25	01/15/32	2,204,531	2,395,688
					178,138,341
NON-MORTGAGE-BACKED OBLIGATIONS (2.1%)
FNMA	AAA	0.00	10/09/19	20,000,000	12,628,460
CORPORATE DEBT (42.6%)
CONSUMER DISCRETIONARY (5.2%)
Fortune Brands, Inc.	BBB-	4.88 - 5.38	12/01/13 - 01/15/16	2,400,000	2,487,300
Home Depot, Inc.	BBB+	5.40	03/01/16	2,000,000	2,241,210
Johnson Controls, Inc.	BBB+	4.88	09/15/13	2,500,000	2,686,305
Whirlpool Corp.	BBB-	6.50	06/15/16	2,000,000	2,205,486
Other Securities				21,109,000	21,543,244
					31,163,545
CONSUMER STAPLES (2.2%)
CVS Caremark Corp.	BBB+	6.13	08/15/16	2,000,000	2,269,166
Safeway, Inc.	BBB	3.95	08/15/20	2,900,000	2,746,155
Other Securities				7,758,000	8,031,305
					13,046,626
ENERGY (5.1%)
Noble Corp.	A-	7.50	03/15/19	2,000,000	2,399,522
Seacor Hldgs., Inc.	BBB-	7.38	10/01/19	2,775,000	2,878,391
Seariver Maritime, Inc.	AAA	0.00	09/01/12	10,000,000	9,617,760
Transocean, Inc.	BBB	1.50	12/15/37	3,000,000	2,902,500
Other Securities				12,000,000	12,548,062
					30,346,235
FINANCIALS (15.3%)
Alleghany Corp.	BBB	5.63	09/15/20	2,500,000	2,441,408
Allstate Corp.	A-	7.45	05/16/19	2,000,000	2,427,302
Ally Financial, Inc.	B	0.00	12/01/12	10,000,000	9,025,000
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	2,000,000	2,219,644
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	2,500,000	2,634,375
First Horizon National Corp.	BB+	4.50	05/15/13	5,000,000	5,047,765
Health Care REIT, Inc.	BBB-	6.13	04/15/20	2,500,000	2,631,663
JP Morgan Chase Bank NA	A+	6.00	10/01/17	2,000,000	2,217,124
KeyCorp	BBB+	6.50	05/14/13	2,000,000	2,171,430
Retail Properties, Inc.†	A-	7.88	03/15/16	5,000,000	5,938,490
Unitrin, Inc.	BBB-	6.00	11/30/15	2,500,000	2,528,380
Other Securities				50,118,000	51,827,512
					91,110,093
HEALTH CARE (4.3%)
Allergan, Inc.	A+	5.75	04/01/16	2,000,000	2,278,296
AmerisourceBergen Corp.	BBB+	4.88	11/15/19	2,500,000	2,549,420
Biogen Idec, Inc.	BBB+	6.88	03/01/18	2,500,000	2,818,403
Humana, Inc.	BBB-	7.20	06/15/18	2,000,000	2,259,296
Laboratory Corp. of America	BBB+	4.63 - 5.63	02/01/13 - 11/15/20	2,500,000	2,658,692
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,850,000	2,818,909
Other Securities				9,500,000	10,028,822
					25,411,838

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2010

	Rating**	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES: (CONTINUED)
INDUSTRIALS (3.0%)
CSX Corp.	BBB-	6.25%	04/01/15	$2,000,000	$2,272,856
L-3 Communications Corp.	BBB-	4.75	07/15/20	2,750,000	2,701,823
Precision Castparts Corp.	A-	5.60	12/15/13	2,000,000	2,214,946
Other Securities				10,500,000	10,914,422
					18,104,047
INFORMATION TECHNOLOGY (1.4%)
Avnet, Inc.	BBB-	5.88 - 6.00	09/01/15 - 06/15/20	2,600,000	2,741,601
Fiserv, Inc.	BBB-	4.63	10/01/20	2,770,000	2,690,459
Other Securities				3,000,000	3,035,687
					8,467,747
MATERIALS (2.7%)
Cytec Industries, Inc.	BBB	6.00	10/01/15	2,000,000	2,190,752
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,450,375
Geon Co.	B+	7.50	12/15/15	3,750,000	3,857,813
Lubrizol Corp.	BBB+	5.50	10/01/14	2,000,000	2,188,986
Other Securities				5,500,000	5,589,651
					16,277,577
TELECOMMUNICATION SERVICES (1.1%)
Alltel Corp.	A-	7.00	03/15/16	2,000,000	2,357,682
Other Securities				4,000,000	4,211,840
					6,569,522
UTILITIES (2.3%)
Ameren Energy Generating Co.	BBB-	6.30	04/01/20	2,500,000	2,426,098
Progress Energy Enterprise	A	5.25	12/15/15	2,000,000	2,242,320
UIL Hldgs. Corp.	BBB-	4.63	10/01/20	2,725,000	2,580,360
Other Securities				6,075,000	6,460,623
					13,709,401
SOVEREIGN DEBT (0.7%)
Sri Lanka AID	NR	6.59	09/15/28	3,791,476	4,265,259
TOTAL LONG-TERM DEBT SECURITIES (Cost: $550,526,965) 95.5%					570,295,791
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.7%)
Coca-Cola Co.†	A-1	0.19	01/14/11	353,000	352,976
Int'l. Business Machines Corp.†	A-1	0.16	01/07/11	850,000	849,977
NetJets, Inc.†	A-1+	0.10	01/03/11	10,100,000	10,099,944
New Jersey Natural Gas	A-1	0.19	01/19/11	500,000	499,953
Sysco Corp.†	A-1+	0.10	01/03/11	10,000,000	9,999,944
					21,802,794
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $21,802,794) 3.7%					21,802,794
TEMPORARY CASH INVESTMENTS (2) (Cost: $105,200) 0.0% (3)					105,200
TOTAL INVESTMENTS (Cost: $572,434,959) 99.2%					592,203,785
OTHER NET ASSETS 0.8%					4,978,933
NET ASSETS 100.0%					$597,182,718

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FOOTNOTES TO SUMMARY PORTFOLIOS OF INVESTMENTS IN SECURITIES
December 31, 2010

Abbreviations:  FFCB = Federal Farm Credit Bank
FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

  "Other Securities" represent securities in the respective category that individually, or in the aggregate by issuer, do not exceed 1% of net assets.

*  Non-income producing security.

**  Ratings as per Standard & Poors Corporation.

***  Includes a security fair valued in accordance with procedures established by the Funds' Board of Directors. This security is listed as a Level 3 security in Note 1, Fair Value.

†  Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate values of these securities and similar ones included in the Funds' "Other Securities" categories and their percentages of the respective Funds' net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$9,999,933	1.1%
ALL AMERICA FUND	$1,429,291	0.5%
SMALL CAP VALUE FUND	$5,919,909	2.1%
SMALL CAP GROWTH FUND	$3,799,979	1.4%
MID CAP VALUE FUND	$2,099,964	3.8%
COMPOSITE FUND	$1,618,370	1.0%
MONEY MARKET FUND	$40,292,739	37.0%
MID-TERM BOND FUND	$11,492,090	3.9%
BOND FUND	$32,468,345	5.4%

(1)  This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2010, were as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	344	E-mini S&P 500 Stock Index	P	March 2011	$21,551,600	$212,955	2.4%
ALL AMERICA FUND	61	E-mini S&P 500 Stock Index	P	March 2011	$3,821,650	$73,960	1.4%
MID-CAP EQUITY INDEX FUND	152	E-mini S&P MidCap 400 Stock Index	P	March 2011	$13,760,560	$45,435	2.8%

(a)  Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day's variation margin payable or receivable.

(2)  The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2010 was 0.15%.

(3)  Percentage is less than 0.05%.

(4)  U.S. Government guaranteed security.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund
ASSETS:
Investments at market value (Cost: Equity Index Fund — $778,560,434 All America Fund — $238,516,092 Small Cap Value Fund — $228,090,923 Small Cap Growth Fund — $199,879,287 Mid Cap Value Fund — $50,881,771 Mid-Cap Equity Index Fund — $414,670,964 International Fund $56,166,379) Composite Fund — $150,974,114 Retirement Income Fund — $17,425,694 Retirement 2010 Fund — $17,117,322 Retirement 2015 Fund — $69,759,249 Retirement 2020 Fund — $80,993,147 Retirement 2025 Fund — $70,409,290) (Notes 1 and 3)	$904,355,706	$270,269,148	$284,952,855	$280,641,500	$56,059,150	$493,548,810	$61,183,438
Cash	1,456	14,568	270,341	80,635	81,663	48	1,249,134
Interest and dividends receivable	1,042,636	270,195	177,160	50,770	61,475	384,823	—
Receivable for securities sold	—	10,115	82,580	—	1,504,077	—	165,050
Other receivables	—	—	—	—	—	—	326,104
TOTAL ASSETS	905,399,798	270,564,026	285,482,936	280,772,905	57,706,365	493,933,681	62,923,726
LIABILITIES:
Payable for securities purchased	—	48,211	8,293,101	5,023	3,016,512	—	1,815,696
Payable for daily variation margin on future contracts	22,810	5,520	—	—	—	—	—
Other Liabilities	—	—	—	—	—	93,180	—
TOTAL LIABILITIES	22,810	53,731	8,293,101	5,023	3,016,512	93,180	1,815,696
NET ASSETS	$905,376,988	$270,510,295	$277,189,835	$280,767,882	$54,689,853	$493,840,501	$61,108,030
NUMBER OF SHARES OUTSTANDING (Note 4)	436,979,517	164,065,152	229,217,197	235,799,898	47,569,341	326,716,727	86,063,890
NET ASSET VALUES, offering and redemption price per share	$2.07	$1.65	$1.21	$1.19	$1.15	$1.51	$0.71
COMPONENTS OF NET ASSETS:
Paid-in capital	$788,351,398	$263,351,217	$251,643,087	$230,661,692	$51,220,969	$407,740,156	$57,449,144
Accumulated undistributed net investment income (loss)	1,826,673	3,029,011	—	—	—	319,737	6,662
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(10,809,310)	(27,696,949)	(31,315,184)	(30,656,023)	(1,708,495)	6,857,327	(1,364,835)
Net unrealized appreciation (depreciation) of investments and futures contracts	126,008,227	31,827,016	56,861,932	80,762,213	5,177,379	78,923,281	5,017,059
NET ASSETS	$905,376,988	$270,510,295	$277,189,835	$280,767,882	$54,689,853	$493,840,501	$61,108,030

The accompanying notes are an integral part of these financial statements.

	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund
ASSETS:
Investments at market value (Cost: Equity Index Fund — $778,560,434 All America Fund — $238,516,092 Small Cap Value Fund — $228,090,923 Small Cap Growth Fund — $199,879,287 Mid Cap Value Fund — $50,881,771 Mid-Cap Equity Index Fund — $414,670,964 International Fund $56,166,379) Composite Fund — $150,974,114 Retirement Income Fund — $17,425,694 Retirement 2010 Fund — $17,117,322 Retirement 2015 Fund — $69,759,249 Retirement 2020 Fund — $80,993,147 Retirement 2025 Fund — $70,409,290) (Notes 1 and 3)	$166,025,108	$18,145,675	$19,176,815	$78,128,086	$90,455,139	$80,518,668
Cash	116	—	—	—	—	—
Interest and dividends receivable	613,269	—	—	—	—	—
Receivable for securities sold	38,222	—	—	—	—	—
Other receivables	—	—	—	—	—	—
TOTAL ASSETS	166,676,715	18,145,675	19,176,815	78,128,086	90,455,139	80,518,668
LIABILITIES:
Payable for securities purchased	—	—	—	—	—	—
Payable for daily variation margin on future contracts	—	—	—	—	—	—
Other Liabilities	—	—	—	—	—	—
TOTAL LIABILITIES	—	—	—	—	—	—
NET ASSETS	$166,676,715	$18,145,675	$19,176,815	$78,128,086	$90,455,139	$80,518,668
NUMBER OF SHARES OUTSTANDING (Note 4)	111,151,229	17,677,383	19,977,014	83,797,669	99,880,789	89,584,434
NET ASSET VALUES, offering and redemption price per share	$1.50	$1.03	$0.96	$0.93	$0.91	$0.90
COMPONENTS OF NET ASSETS:
Paid-in capital	$167,440,131	$17,073,785	$17,503,031	$70,425,108	$80,853,464	$69,733,498
Accumulated undistributed net investment income (loss)	3,739,588	468,628	429,453	1,673,163	1,877,029	1,439,888
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(19,553,998)	(116,719)	(815,162)	(2,339,022)	(1,737,346)	(764,096)
Net unrealized appreciation (depreciation) of investments and futures contracts	15,050,994	719,981	2,059,493	8,368,837	9,461,992	10,109,378
NET ASSETS	$166,676,715	$18,145,675	$19,176,815	$78,128,086	$90,455,139	$80,518,668

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2010

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund
ASSETS:
Investments at market value (Cost: Retirement 2030 Fund — $58,303,447 Retirement 2035 Fund — $45,209,479 Retirement 2040 Fund — $39,550,275 Retirement 2045 Fund — $45,282,665 Conservative Allocation Fund — $48,753,004 Moderate Allocation Fund — $149,874,796 Aggressive Allocation Fund — $137,166,653 Money Market Fund — $108,811,710 Mid-Term Bond Fund — $282,136,342 Bond Fund — $572,434,959) (Notes 1 and 3)	$67,402,882	$52,840,881	$46,631,652	$53,808,165	$51,732,575
Cash	—	—	—	—	—
Interest and dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—
Other receivables	—	—	—	—	—
TOTAL ASSETS	67,402,882	52,840,881	46,631,652	53,808,165	51,732,575
LIABILITIES:
Payable for securities purchased	—	—	—	—	—
Payable for daily variation margin on future contracts	—	—	—	—	—
Other Liabilities	—	—	—	—	—
TOTAL LIABILITIES	—	—	—	—	—
NET ASSETS	$67,402,882	$52,840,881	$46,631,652	$53,808,165	$51,732,575
NUMBER OF SHARES OUTSTANDING (Note 4)	75,141,561	59,862,854	53,059,793	61,484,646	47,977,563
NET ASSET VALUES, offering and redemption price per share	$0.90	$0.88	$0.88	$0.88	$1.08
COMPONENTS OF NET ASSETS:
Paid-in capital	$57,918,209	$44,827,474	$39,070,246	$44,757,256	$48,826,360
Accumulated undistributed net investment income (loss)	1,098,228	788,269	670,393	759,321	1,499,650
Accumulated undistributed net realized gain(loss) on investments and futures contracts	(712,990)	(406,264)	(190,364)	(233,912)	(1,573,006)
Net unrealized appreciation (depreciation) of investments and futures contracts	9,099,435	7,631,402	7,081,377	8,525,500	2,979,571
NET ASSETS	$67,402,882	$52,840,881	$46,631,652	$53,808,165	$51,732,575

The accompanying notes are an integral part of these financial statements.

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
ASSETS:
Investments at market value (Cost: Retirement 2030 Fund — $58,303,447 Retirement 2035 Fund — $45,209,479 Retirement 2040 Fund — $39,550,275 Retirement 2045 Fund — $45,282,665 Conservative Allocation Fund — $48,753,004 Moderate Allocation Fund — $149,874,796 Aggressive Allocation Fund — $137,166,653 Money Market Fund — $108,811,710 Mid-Term Bond Fund — $282,136,342 Bond Fund — $572,434,959) (Notes 1 and 3)	$162,687,124	$147,404,025	$108,813,799	$294,049,658	$592,203,785
Cash	—	—	3,811	1,191,138	14
Interest and dividends receivable	—	—	—	2,611,387	4,788,867
Receivable for securities sold	—	—	—	65	190,052
Other receivables	—	—	—	—	—
TOTAL ASSETS	162,687,124	147,404,025	108,817,610	297,852,248	597,182,718
LIABILITIES:
Payable for securities purchased	—	—	—	—	—
Payable for daily variation margin on future contracts	—	—	—	—	—
Other Liabilities	—	—	—	—	—
TOTAL LIABILITIES	—	—	—	—	—
NET ASSETS	$162,687,124	$147,404,025	$108,817,610	$297,852,248	$597,182,718
NUMBER OF SHARES OUTSTANDING (Note 4)	139,889,356	119,017,515	90,330,033	289,925,398	444,790,076
NET ASSET VALUES, offering and redemption price per share	$1.16	$1.24	$1.20	$1.03	$1.34
COMPONENTS OF NET ASSETS:
Paid-in capital	$152,349,769	$139,153,212	$108,815,756	$285,726,975	$599,424,026
Accumulated undistributed net investment income (loss)	3,821,299	2,784,610	—	211,957	300,944
Accumulated undistributed net realized gain(loss) on investments and futures contracts	(6,296,272)	(4,771,169)	(235)	—	(22,311,078)
Net unrealized appreciation (depreciation) of investments and futures contracts	12,812,328	10,237,372	2,089	11,913,316	19,768,826
NET ASSETS	$162,687,124	$147,404,025	$108,817,610	$297,852,248	$597,182,718

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	International Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$16,226,282	$4,557,977	$4,457,907	$1,479,557	$914,350	$5,929,022	$1,617,119 (b)
Interest	34,452	9,653	14,184	15,515	3,353	26,916	262
Total income	16,260,734	4,567,630	4,472,091	1,495,072	917,703	5,955,938	1,617,381
EXPENSES:
Investment advisory fees (Note 2)	607,342	1,026,172	1,754,258	1,693,766	256,249	317,422	32,557
Accounting and recordkeeping expenses	411,675	109,095	112,640	107,173	21,742	206,585	20,562
Shareholders reports	175,991	46,638	48,154	45,816	9,295	88,315	8,790
Custodian expenses	38,985	71,033	15,770	18,823	6,775	36,499	4,841
Independent directors' fees and expenses	21,682	18,145	20,524	20,226	2,742	20,809	2,593
Audit	117,265	31,076	32,085	30,528	6,193	58,845	5,857
Legal and Compliance	161,529	42,806	44,197	42,052	8,531	81,058	8,068
Administrative	372,768	98,785	101,995	97,044	19,687	187,061	18,619
Licenses	31,657	8,390	8,662	8,242	1,672	15,887	1,581
Other	53,917	14,288	14,753	14,037	2,848	27,057	2,693
Total expenses	1,992,811	1,466,428	2,153,038	2,077,707	335,734	1,039,538	106,161
Net Investment Income (Loss)	14,267,923	3,101,202	2,319,053	(582,635)	581,969	4,916,400	1,511,220
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	5,556,901	3,735,130	9,620,852	14,144,867	569,199	16,828,867	(580,595)
Futures contracts	846,071	213,805	—	—	—	2,129,024	—
	6,402,972	3,948,935	9,620,852	14,144,867	569,199	18,957,891	(580,595)
Change in net unrealized appreciation (depreciation) of:
Investment securities	93,861,035	35,277,199	46,714,836	53,488,934	7,131,981	77,716,579	3,681,223
Futures contracts	95,173	53,845	—	—	—	(427,555)	—
	93,956,208	35,331,044	46,714,836	53,488,934	7,131,981	77,289,024	3,681,223
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	100,359,180	39,279,979	56,335,688	67,633,801	7,701,180	96,246,915	3,100,628
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$114,627,103	$42,381,181	$58,654,741	$67,051,166	$8,283,149	$101,163,315	$4,611,848

(a)  The Retirement Funds incur no operating expenses other than those included in each of the underlying funds in which they invest. The Allocation Funds incur no advisory or operating expenses other than those included in each of the underlying funds in which they invest.

(b)  Net of foreign income taxes of $141,192.

The accompanying notes are an integral part of these financial statements.

	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$1,690,999	$467,651		$443,166		$1,702,134		$1,883,337		$1,486,356
Interest	3,008,744	—		—		—		—		—
Total income	4,699,743	467,651		443,166		1,702,134		1,883,337		1,486,356
EXPENSES:
Investment advisory fees (Note 2)	663,426	6,333	(a)	8,167	(a)	29,991	(a)	33,597	(a)	29,255	(a)
Accounting and recordkeeping expenses	73,800	—		—		—		—		—
Shareholders reports	31,550	—		—		—		—		—
Custodian expenses	28,816	—		—		—		—		—
Independent directors' fees and expenses	18,989	—		—		—		—		—
Audit	21,022	—		—		—		—		—
Legal and Compliance	28,957	—		—		—		—		—
Administrative	66,826	—		—		—		—		—
Licenses	5,676	—		—		—		—		—
Other	9,666	—		—		—		—		—
Total expenses	948,728	6,333		8,167		29,991		33,597		29,255
Net Investment Income (Loss)	3,751,015	461,318		434,999		1,672,143		1,849,740		1,457,101
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	3,806,011	305,728		227,271		8,827		178,077		180,834
Futures contracts	—	—		—		—		—		—
	3,806,011	305,728		227,271		8,827		178,077		180,834
Change in net unrealized appreciation (depreciation) of:
Investment securities	9,664,571	276,589		1,087,254		5,378,514		7,123,855		7,402,621
Futures contracts	—	—		—		—		—		—
	9,664,571	276,589		1,087,254		5,378,514		7,123,855		7,402,621
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	13,470,582	582,317		1,314,525		5,387,341		7,301,932		7,583,455
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,221,597	$1,043,635		$1,749,524		$7,059,484		$9,151,672		$9,040,556

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2010

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		Conservative Allocation Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$1,155,482		$830,109		$701,204		$795,429		$1,487,663
Interest	—		—		—		—		—
Total income	1,155,482		830,109		701,204		795,429		1,487,663
EXPENSES:
Investment advisory fees (Note 2)	23,907	(a)	18,488	(a)	16,087	(a)	18,197	(a)	—	(a)
Accounting and recordkeeping expenses	—		—		—		—		—
Shareholders reports	—		—		—		—		—
Custodian expenses	—		—		—		—		—
Independent directors' fees and expenses	—		—		—		—		—
Audit	—		—		—		—		—
Legal and Compliance	—		—		—		—		—
Administrative	—		—		—		—		—
Licenses	—		—		—		—		—
Other	—		—		—		—		—
Total expenses	23,907		18,488		16,087		18,197		—
Net Investment Income (Loss)	1,131,575		811,621		685,117		777,232		1,487,663
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain(loss) on:
Investment securities	194,637		164,197		225,115		232,700		105,535
Futures contracts	—		—		—		—		—
	194,637		164,197		225,115		232,700		105,535
Change in net unrealized appreciation (depreciation) of:
Investment securities	6,645,443		5,697,075		5,214,389		6,073,407		2,175,653
Futures contracts	—		—		—		—		—
	6,645,443		5,697,075		5,214,389		6,073,407		2,175,653
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	6,840,080		5,861,272		5,439,504		6,306,107		2,281,188
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,971,655		$6,672,893		$6,124,621		$7,083,339		$3,768,851

(a)  The Retirement Funds incur no operating expenses other than those included in each of the underlying funds in which they invest. The Allocation Funds incur no advisory or operating expenses other than those included in each of the underlying funds in which they invest.

The accompanying notes are an integral part of these financial statements.

	Moderate Allocation Fund	Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$3,858,871	$2,667,516		$—	$—	$—
Interest	—	—		194,974	11,326,214	23,936,055
Total income	3,858,871	2,667,516		194,974	11,326,214	23,936,055
EXPENSES:
Investment advisory fees (Note 2)	— (a)	—	(a)	169,929	1,071,201	2,186,000
Accounting and recordkeeping expenses	—	—		50,140	131,317	274,735
Shareholders reports	—	—		21,435	56,138	117,449
Custodian expenses	—	—		15,127	14,908	31,009
Independent directors' fees and expenses	—	—		18,894	20,902	21,433
Audit	—	—		14,282	37,405	78,258
Legal and Compliance	—	—		19,673	51,525	107,798
Administrative	—	—		45,401	118,906	248,770
Licenses	—	—		3,856	10,099	21,128
Other	—	—		6,567	17,199	35,982
Total expenses	—	—		365,304	1,529,600	3,122,562
Net Investment Income (Loss)	3,858,871	2,667,516		(170,330)	9,796,614	20,813,493
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain(loss) on:
Investment securities	(363,131)	35,357		2,007	631,791	4,845,755
Futures contracts	—	—		—	—	—
	(363,131)	35,357		2,007	631,791	4,845,755
Change in net unrealized appreciation (depreciation) of:
Investment securities	14,197,108	18,099,295		(1,572)	6,362,184	11,056,903
Futures contracts	—	—		—	—	—
	14,197,108	18,099,295		(1,572)	6,362,184	11,056,903
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	13,833,977	18,134,652		435	6,993,975	15,902,658
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,692,848	$20,802,168		$(169,895)	$16,790,589	$36,716,151

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Equity Index Fund		All America Fund		Small Cap Value Fund
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$14,267,923	$12,288,697	$3,101,202	$3,264,755	$2,319,053	$2,194,931
Net realized gain (loss) on investments and futures contracts	6,402,972	4,103,447	3,948,935	(11,683,827)	9,620,852	(11,306,654)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	93,956,208	142,086,168	35,331,044	60,682,745	46,714,836	55,219,929
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,627,103	158,478,312	42,381,181	52,263,673	58,654,741	46,108,206
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(14,303,185)	(12,136,940)	(3,289,983)	(4,552,237)	(2,642,181)	(2,026,043)
From capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	(147,499)
Total distributions	(14,303,185)	(12,136,940)	(3,289,983)	(4,552,237)	(2,642,181)	(2,173,542)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	120,677,137	131,586,187	4,558,409	16,036,349	30,474,048	25,084,409
Dividends reinvested	14,303,185	12,136,940	3,289,983	4,552,237	2,642,181	2,173,542
Cost of shares redeemed	(97,562,295)	(67,614,289)	(32,350,662)	(33,884,392)	(17,323,368)	(21,139,747)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	37,418,027	76,108,838	(24,502,270)	(13,295,806)	15,792,861	6,118,204
INCREASE (DECREASE) IN NET ASSETS	137,741,945	222,450,210	14,588,928	34,415,630	71,805,421	50,052,868
NET ASSETS, BEGINNING OF PERIOD	767,635,043	545,184,833	255,921,367	221,505,737	205,384,414	155,331,546
NET ASSETS, END OF PERIOD	$905,376,988	$767,635,043	$270,510,295	$255,921,367	$277,189,835	$205,384,414
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$1,826,673	$1,999,957	$3,029,011	$3,215,664	$—	$—
OTHER INFORMATION:
Shares outstanding at the beginning of period	418,006,160	368,420,865	180,351,927	191,846,309	214,817,947	207,820,402
Shares sold	63,290,986	84,333,429	3,041,549	12,431,453	28,384,353	29,873,198
Shares issued as reinvestment of dividends	7,039,110	6,714,675	2,339,727	3,592,572	2,223,496	2,273,375
Shares redeemed	(51,356,739)	(41,462,809)	(21,668,051)	(27,518,407)	(16,208,599)	(25,149,028)
Net increase (decrease)	18,973,357	49,585,295	(16,286,775)	(11,494,382)	14,399,250	6,997,545
Shares outstanding at the end of period	436,979,517	418,006,160	164,065,152	180,351,927	229,217,197	214,817,947

The accompanying notes are an integral part of these financial statements.

	Small Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Equity Index Fund
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(582,635)	$(413,891)	$581,969	$526,629	$4,916,400	$4,161,060
Net realized gain (loss) on investments and futures contracts	14,144,867	(13,320,386)	569,199	(1,261,680)	18,957,891	5,939,815
Change in net unrealized appreciation (depreciation) of investments and futures contracts	53,488,934	55,426,844	7,131,981	8,845,477	77,289,024	88,357,146
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,051,166	41,692,567	8,283,149	8,110,426	101,163,315	98,458,021
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	—	—	(580,763)	(505,962)	(4,618,284)	(3,808,316)
From capital gains	—	—	—	—	(12,019,783)	(3,411,479)
Return of capital	—	—	—	(20,110)	—	—
Total distributions	—	—	(580,763)	(526,072)	(16,638,067)	(7,219,795)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	37,830,981	24,697,625	7,889,343	8,799,815	67,640,106	76,415,175
Dividends reinvested	—	—	580,763	526,072	16,638,067	7,219,795
Cost of shares redeemed	(18,010,361)	(19,424,850)	(3,455,235)	(4,851,635)	(52,165,400)	(45,195,352)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	19,820,620	5,272,775	5,014,871	4,474,252	32,112,773	38,439,618
INCREASE (DECREASE) IN NET ASSETS	86,871,786	46,965,342	12,717,257	12,058,606	116,638,021	129,677,844
NET ASSETS, BEGINNING OF PERIOD	193,896,096	146,930,754	41,972,596	29,913,990	377,202,480	247,524,636
NET ASSETS, END OF PERIOD	$280,767,882	$193,896,096	$54,689,853	$41,972,596	$493,840,501	$377,202,480
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$—	$—	$—	$—	$319,737	$565,311
OTHER INFORMATION:
Shares outstanding at the beginning of period	217,012,966	209,988,389	42,960,517	37,860,539	304,220,329	267,560,565
Shares sold	37,244,882	32,071,799	7,485,020	10,252,180	49,166,354	72,282,216
Shares issued as reinvestment of dividends	—	—	503,349	547,291	11,309,916	5,908,130
Shares redeemed	(18,457,950)	(25,047,222)	(3,379,545)	(5,699,493)	(37,979,872)	(41,530,582)
Net increase (decrease)	18,786,932	7,024,577	4,608,824	5,099,978	22,496,398	36,659,764
Shares outstanding at the end of period	235,799,898	217,012,966	47,569,341	42,960,517	326,716,727	304,220,329

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	International Fund		Composite Fund		Retirement Income Fund
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,511,220	$713,204	$3,751,015	$4,167,446	$461,318	$258,621
Net realized gain (loss) on investments and futures contracts	(580,595)	(784,240)	3,806,011	(9,692,893)	305,728	(157,075)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	3,681,223	5,728,205	9,664,571	31,508,207	276,589	808,383
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,611,848	5,657,169	17,221,597	25,982,760	1,043,635	909,929
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(1,504,558)	(716,989)	(4,166,967)	(4,490,474)	(263,708)	(3,557)
From capital gains	—	—	—	—	(172,945)	—
Return of capital	—	(279,706)	—	—	—	—
Total distributions	(1,504,558)	(996,695)	(4,166,967)	(4,490,474)	(436,653)	(3,557)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	25,058,019	18,501,183	3,571,993	14,470,419	11,419,128	7,251,235
Dividends reinvested	1,791,399	709,854	4,166,967	4,490,474	436,653	3,557
Cost of shares redeemed	(1,937,175)	(3,070,256)	(20,097,971)	(24,597,867)	(3,161,532)	(2,833,653)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	24,912,243	16,140,781	(12,359,011)	(5,636,974)	8,694,249	4,421,139
INCREASE (DECREASE) IN NET ASSETS	28,019,533	20,801,255	695,619	15,855,312	9,301,231	5,327,511
NET ASSETS, BEGINNING OF PERIOD	33,088,497	12,287,242	165,981,096	150,125,784	8,844,444	3,516,933
NET ASSETS, END OF PERIOD	$61,108,030	$33,088,497	$166,676,715	$165,981,096	$18,145,675	$8,844,444
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$6,662	$—	$3,739,588	$4,166,967	$468,628	$261,549
OTHER INFORMATION:
Shares outstanding at the beginning of period	49,223,378	22,203,777	119,708,439	124,623,815	9,122,224	4,214,590
Shares sold	37,614,297	31,104,990	2,492,126	10,926,433	11,243,178	8,003,583
Shares issued as reinvestment of dividends	2,130,664	1,055,262	3,021,499	3,492,246	432,230	3,866
Shares redeemed	(2,904,449)	(5,140,651)	(14,070,835)	(19,334,055)	(3,120,249)	(3,099,815)
Net increase (decrease)	36,840,512	27,019,601	(8,557,210)	(4,915,376)	8,555,159	4,907,634
Shares outstanding at the end of period	86,063,890	49,223,378	111,151,229	119,708,439	17,677,383	9,122,224

The accompanying notes are an integral part of these financial statements.

	2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$434,999	$375,141	$1,672,143	$1,051,835	$1,849,740	$1,125,171
Net realized gain (loss) on investments and futures contracts	227,271	(728,238)	8,827	(1,816,017)	178,077	(1,349,890)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	1,087,254	2,346,843	5,378,514	7,126,794	7,123,855	7,322,355
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,749,524	1,993,746	7,059,484	6,362,612	9,151,672	7,097,636
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(26,710)	(347,066)	(63,956)	(974,899)	(43,965)	(1,093,278)
From capital gains	(71,240)	(51,151)	(77,361)	(108,474)	(121,062)	(120,898)
Return of capital	—	(16,645)	—	(54,360)	—	(978)
Total distributions	(97,950)	(414,862)	(141,317)	(1,137,733)	(165,027)	(1,215,154)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	6,456,097	8,873,325	32,178,154	27,583,963	35,200,831	29,189,086
Dividends reinvested	97,950	414,862	141,317	1,137,733	165,027	1,215,154
Cost of shares redeemed	(3,646,018)	(4,524,564)	(5,168,786)	(9,904,433)	(3,580,821)	(7,289,009)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	2,908,029	4,763,623	27,150,685	18,817,263	31,785,037	23,115,231
INCREASE (DECREASE) IN NET ASSETS	4,559,603	6,342,507	34,068,852	24,042,142	40,771,682	28,997,713
NET ASSETS, BEGINNING OF PERIOD	14,617,212	8,274,705	44,059,234	20,017,092	49,683,457	20,685,744
NET ASSETS, END OF PERIOD	$19,176,815	$14,617,212	$78,128,086	$44,059,234	$90,455,139	$49,683,457
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$429,453	$—	$1,673,163	$—	$1,877,029	$—
OTHER INFORMATION:
Shares outstanding at the beginning of period	16,871,361	11,114,476	52,963,259	28,429,170	62,378,472	31,210,997
Shares sold	7,046,802	10,809,241	36,728,456	35,584,981	41,604,821	39,377,766
Shares issued as reinvestment of dividends	102,082	479,268	151,623	1,367,660	182,211	1,525,648
Shares redeemed	(4,043,231)	(5,531,624)	(6,045,669)	(12,418,552)	(4,284,715)	(9,735,939)
Net increase (decrease)	3,105,653	5,756,885	30,834,410	24,534,089	37,502,317	31,167,475
Shares outstanding at the end of period	19,977,014	16,871,361	83,797,669	52,963,259	99,880,789	62,378,472

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	2025 Retirement Fund		2030 Retirement Fund		2035 Retirement Fund
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,457,101	$828,472	$1,131,575	$628,195	$811,621	$435,797
Net realized gain (loss) on investments and futures contracts	180,834	(653,965)	194,637	(560,617)	164,197	(361,974)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	7,402,621	6,341,369	6,645,443	5,503,915	5,697,075	4,419,064
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,040,556	6,515,876	7,971,655	5,571,493	6,672,893	4,492,887
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(97,929)	(801,582)	(110,038)	(603,408)	(93,247)	(417,357)
From capital gains	(75,919)	(88,070)	(42,053)	(74,035)	(34,003)	(67,653)
Return of capital	—	(5,210)	—	(3,475)	—	(340)
Total distributions	(173,848)	(894,862)	(152,091)	(680,918)	(127,250)	(485,350)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	33,366,113	25,813,392	26,971,229	21,345,134	20,810,940	16,136,587
Dividends reinvested	173,848	894,862	152,091	680,918	127,250	485,350
Cost of shares redeemed	(3,875,461)	(5,164,202)	(2,273,130)	(3,844,922)	(1,616,364)	(2,437,002)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	29,664,500	21,544,052	24,850,190	18,181,130	19,321,826	14,184,935
INCREASE (DECREASE) IN NET ASSETS	38,531,208	27,165,066	32,669,754	23,071,705	25,867,469	18,192,472
NET ASSETS, BEGINNING OF PERIOD	41,987,460	14,822,394	34,733,128	11,661,423	26,973,412	8,780,940
NET ASSETS, END OF PERIOD	$80,518,668	$41,987,460	$67,402,882	$34,733,128	$52,840,881	$26,973,412
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$1,439,888	$—	$1,098,228	$—	$788,269	$—
OTHER INFORMATION:
Shares outstanding at the beginning of period	53,840,361	23,272,827	45,047,756	18,754,328	35,870,616	14,569,870
Shares sold	40,165,428	36,321,906	32,777,870	30,770,820	25,949,007	24,116,768
Shares issued as reinvestment of dividends	193,273	1,147,478	169,350	883,129	143,926	645,443
Shares redeemed	(4,614,628)	(6,901,850)	(2,853,415)	(5,360,521)	(2,100,695)	(3,461,465)
Net increase (decrease)	35,744,073	30,567,534	30,093,805	26,293,428	23,992,238	21,300,746
Shares outstanding at the end of period	89,584,434	53,840,361	75,141,561	45,047,756	59,862,854	35,870,616

The accompanying notes are an integral part of these financial statements.

	2040 Retirement Fund		2045 Retirement Fund		Conservative Allocation Fund
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$685,117	$348,130	$777,232	$377,502	$1,487,663	$1,243,150
Net realized gain (loss) on investments and futures contracts	225,115	(204,541)	232,700	(290,738)	105,535	(890,826)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	5,214,389	3,622,433	6,073,407	4,235,532	2,175,653	4,033,599
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,124,621	3,766,022	7,083,339	4,322,296	3,768,851	4,385,923
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(85,340)	(333,402)	(85,259)	(362,960)	(1,380)	(1,243,401)
From capital gains	(32,272)	(61,213)	(32,852)	(57,107)	(214,954)	(186,851)
Return of capital	—	(131)	—	(1,040)	—	—
Total distributions	(117,612)	(394,746)	(118,111)	(421,107)	(216,334)	(1,430,252)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	19,144,703	14,505,770	28,272,725	16,895,737	15,774,421	15,100,574
Dividends reinvested	117,612	394,746	118,111	421,107	216,334	1,430,252
Cost of shares redeemed	(1,196,531)	(1,913,635)	(6,527,140)	(3,096,986)	(5,931,584)	(4,970,278)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	18,065,784	12,986,881	21,863,696	14,219,858	10,059,171	11,560,548
INCREASE (DECREASE) IN NET ASSETS	24,072,793	16,358,157	28,828,924	18,121,047	13,611,688	14,516,219
NET ASSETS, BEGINNING OF PERIOD	22,558,859	6,200,702	24,979,241	6,858,194	38,120,887	23,604,668
NET ASSETS, END OF PERIOD	$46,631,652	$22,558,859	$53,808,165	$24,979,241	$51,732,575	$38,120,887
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$670,393	$—	$759,321	$—	$1,499,650	$1,382
OTHER INFORMATION:
Shares outstanding at the beginning of period	30,313,753	10,465,972	33,773,391	11,628,887	38,492,999	26,598,668
Shares sold	24,125,147	22,008,340	35,466,792	25,962,595	15,084,924	15,596,065
Shares issued as reinvestment of dividends	133,567	530,445	134,702	569,361	201,239	1,444,239
Shares redeemed	(1,512,674)	(2,691,004)	(7,890,239)	(4,387,452)	(5,801,599)	(5,145,973)
Net increase (decrease)	22,746,040	19,847,781	27,711,255	22,144,504	9,484,564	11,894,331
Shares outstanding at the end of period	53,059,793	30,313,753	61,484,646	33,773,391	47,977,563	38,492,999

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$3,858,871	$3,314,581	$2,667,516	$2,280,953	$(170,330)	$(60,152)
Net realized gain (loss) on investments and futures contracts	(363,131)	(3,867,311)	35,357	(3,407,174)	2,007	(2,242)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	14,197,108	21,155,502	18,099,295	23,875,879	(1,572)	(45,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,692,848	20,602,772	20,802,168	22,749,658	(169,895)	(108,221)
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(216,675)	(3,071,232)	(400,140)	(1,924,987)	—	(85,964)
From capital gains	(632,136)	(369,648)	—	(180,100)	—	(17,483)
Return of capital	—	(105,339)	—	—	—	—
Total distributions	(848,811)	(3,546,219)	(400,140)	(2,105,087)	—	(103,447)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	26,068,783	30,015,339	15,725,574	24,420,545	13,788,717	34,613,637
Dividends reinvested	848,811	3,546,219	400,140	2,105,087	—	103,447
Cost of shares redeemed	(6,360,719)	(14,837,161)	(5,692,631)	(11,849,411)	(23,538,279)	(116,758,031)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	20,556,875	18,724,397	10,433,083	14,676,221	(9,749,562)	(82,040,947)
INCREASE (DECREASE) IN NET ASSETS	37,400,912	35,780,950	30,835,111	35,320,792	(9,919,457)	(82,252,615)
NET ASSETS, BEGINNING OF PERIOD	125,286,212	89,505,262	116,568,914	81,248,122	118,737,067	200,989,682
NET ASSETS, END OF PERIOD	$162,687,124	$125,286,212	$147,404,025	$116,568,914	$108,817,610	$118,737,067
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$3,821,299	$—	$2,784,610	$323,630	$—	$—
OTHER INFORMATION:
Shares outstanding at the beginning of period	121,209,452	102,039,836	109,796,967	94,418,460	98,421,821	166,343,903
Shares sold	23,767,216	30,987,848	13,943,562	25,537,227	11,435,232	28,648,847
Shares issued as reinvestment of dividends	730,064	3,431,162	357,258	1,982,795	—	89,884
Shares redeemed	(5,817,376)	(15,249,394)	(5,080,272)	(12,141,515)	(19,527,020)	(96,660,813)
Net increase (decrease)	18,679,904	19,169,616	9,220,548	15,378,507	(8,091,788)	(67,922,082)
Shares outstanding at the end of period	139,889,356	121,209,452	119,017,515	109,796,967	90,330,033	98,421,821

The accompanying notes are an integral part of these financial statements.

	Mid-Term Bond Fund		Bond Fund
	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$9,796,614	$8,603,484	$20,813,493	$19,131,665
Net realized gain (loss) on investments and futures contracts	631,791	2,884,973	4,845,755	(3,299,948)
Change in net unrealized appreciation (depreciation) of investments and futures contracts	6,362,184	10,061,760	11,056,903	38,771,964
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,790,589	21,550,217	36,716,151	54,603,681
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(9,571,460)	(8,815,591)	(20,675,187)	(19,172,093)
From capital gains	(637,800)	(2,092,181)	—	—
Return of capital	—	—	—	—
Total distributions	(10,209,260)	(10,907,772)	(20,675,187)	(19,172,093)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	76,981,280	61,709,976	128,689,182	118,066,876
Dividends reinvested	10,209,260	10,907,772	20,675,187	19,172,093
Cost of shares redeemed	(30,342,069)	(32,257,019)	(55,849,454)	(57,145,127)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	56,848,471	40,360,729	93,514,915	80,093,842
INCREASE (DECREASE) IN NET ASSETS	63,429,800	51,003,174	109,555,879	115,525,430
NET ASSETS, BEGINNING OF PERIOD	234,422,448	183,419,274	487,626,839	372,101,409
NET ASSETS, END OF PERIOD	$297,852,248	$234,422,448	$597,182,718	$487,626,839
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$211,957	$(19,889)	$300,944	$162,638
OTHER INFORMATION:
Shares outstanding at the beginning of period	235,599,737	195,477,588	376,097,392	315,997,008
Shares sold	73,210,601	61,128,118	94,058,496	90,803,181
Shares issued as reinvestment of dividends	9,961,089	10,961,345	15,438,532	14,786,835
Shares redeemed	(28,846,029)	(31,967,314)	(40,804,344)	(45,489,632)
Net increase (decrease)	54,325,661	40,122,149	68,692,684	60,100,384
Shares outstanding at the end of period	289,925,398	235,599,737	444,790,076	376,097,392

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2010 (or since the Fund's inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund					All America Fund
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$1.84	$1.48	$2.41	$2.38	$2.14	$1.42	$1.15	$1.86	$2.00	$1.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.03	0.03	0.04	0.05	0.04	0.02	0.02	0.03	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.23	0.36	(0.93)	0.07	0.30	0.23	0.28	(0.68)	0.06	0.28
Total From Investment Operations	0.26	0.39	(0.89)	0.12	0.34	0.25	0.30	(0.65)	0.09	0.30
Less: Dividend Distributions: From Net Investment Income	(0.03)	(0.03)	(0.03)	(0.05)	(0.04)	(0.02)	(0.03)	(0.02)	(0.03)	(0.03)
From Capital Gains	—	—	(0.01)	(0.04)	(0.06)	—	—	(0.04)	(0.20)	(0.21)
From Return of Capital	—	—	—	—	—	—	—	—	—	—
Total Distributions	(0.03)	(0.03)	(0.04)	(0.09)	(0.10)	(0.02)	(0.03)	(0.06)	(0.23)	(0.24)
Net Asset Value, End of Period	$2.07	$1.84	$1.48	$2.41	$2.38	$1.65	$1.42	$1.15	$1.86	$2.00
Total Return (%)(b)	14.68	26.13	(37.08)	5.22	15.59	17.78	25.31	(35.49)	4.27	15.74
Net Assets, End of Period ($ millions)	905	768	545	816	811	271	256	222	389	423
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.76	1.98	2.07	1.82	1.85	1.21	1.46	1.64	1.30	1.36
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.25	0.26	0.25	0.20	0.17	0.57	0.58	0.56	0.55	0.52
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.25	0.26	0.25	0.20	0.14	0.57	0.58	0.56	0.55	0.49
Portfolio Turnover Rate (%)(a)	4.50	4.29	4.70	4.66	4.91	22.71	35.15	31.03	29.24	33.84

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

N/A = Not Applicable

The accompanying notes are an integral part of these financial statements.

	Small Cap Value Fund
	Years Ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$0.96	$0.75		$1.06	$1.24	$1.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.01	0.01		0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.25	0.21		(0.30)	(0.06)	0.18
Total From Investment Operations	0.26	0.22		(0.29)	(0.05)	0.19
Less: Dividend Distributions: From Net Investment Income	(0.01)	(0.01	)(g)	(0.01)	(0.01)	(0.01)
From Capital Gains	—	—		—	(0.12)	(0.01)
From Return of Capital	—	—		(0.01)	—	—
Total Distributions	(0.01)	(0.01)		(0.02)	(0.13)	(0.02)
Net Asset Value, End of Period	$1.21	$0.96		$0.75	$1.06	$1.24
Total Return (%)(b)	27.72	29.28		(27.76)	(3.99)	17.68
Net Assets, End of Period ($ millions)	277	205		155	215	246
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.99	1.30		1.23	0.96	1.42
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.92	0.93		0.92	0.89	0.81
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.92	0.93		0.92	0.89	0.80
Portfolio Turnover Rate (%)(a)	35.34	39.03		59.64	55.77	62.55

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund					Mid Cap Value Fund
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008		2007	2006
Net Asset Value, Beginning of Period	$0.89	$0.70	$1.08	$1.19	$1.06	$0.98	$0.79		$1.20		$1.21	$1.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	—	—	—	—	—	0.01	0.01		0.02		0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.30	0.19	(0.36)	0.05	0.16	0.17	0.19		(0.41)		(0.01)	0.16
Total From Investment Operations	0.30	0.19	(0.36)	0.05	0.16	0.18	0.20		(0.39)		0.01	0.17
Less: Dividend Distributions: From Net Investment Income	—	—	—	—	—	(0.01)	(0.01	)(g)	(0.02	)(g)	(0.02)	(0.01)
From Capital Gains	—	—	(0.02)	(0.16)	(0.03)	—	—		—		—	(0.01)
From Return of Capital	—	—	—	—	—	—	—		—		—	—
Total Distributions	—	—	(0.02)	(0.16)	(0.03)	(0.01)	(0.01)		(0.02)		(0.02)	(0.02)
Net Asset Value, End of Period	$1.19	$0.89	$0.70	$1.08	$1.19	$1.15	$0.98		$0.79		$1.20	$1.21
Total Return (%)(b)	33.27	27.69	(34.37)	4.68	15.14	18.94	25.22		(32.64)		0.88	15.93
Net Assets, End of Period ($ millions)	281	194	147	223	224	55	42		30		40	33
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.26)	(0.26)	(0.16)	(0.26)	(0.20)	1.25	1.57		1.62		1.54	1.69
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.92	0.93	0.92	0.89	0.83	0.72	0.73		0.74		0.75	0.70
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.92	0.93	0.92	0.89	0.81	0.72	0.73		0.74		0.75	0.66
Portfolio Turnover Rate (%)(a)	50.73	94.14	93.16	94.06	85.67	29.88	20.16		33.80		27.24	30.41

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

N/A = Not Applicable

The accompanying notes are an integral part of these financial statements.

	Mid-Cap Equity Index Fund					International Fund
	Years Ended December 31,					Years Ended December 31,			Period Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007(f)
Net Asset Value, Beginning of Period	$1.24	$0.93	$1.51	$1.56	$1.53	$0.67	$0.55	$0.95	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.01	0.01	0.02	0.03	0.02	0.02	0.01	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.31	0.32	(0.56)	0.09	0.14	0.04	0.13	(0.40)	(0.05)
Total From Investment Operations	0.32	0.33	(0.54)	0.12	0.16	0.06	0.14	(0.38)	(0.03)
Less: Dividend Distributions: From Net Investment Income	(0.01)	(0.01)	(0.02)	(0.03)	(0.03)	(0.02)	(0.01)	(0.02)	(0.02)
From Capital Gains	(0.04)	(0.01)	(0.02)	(0.14)	(0.10)	—	—	—	—
From Return of Capital	—	—	—	—	—	—	(0.01)	—	—
Total Distributions	(0.05)	(0.02)	(0.04)	(0.17)	(0.13)	(0.02)	(0.02)	(0.02)	(0.02)
Net Asset Value, End of Period	$1.51	$1.24	$0.93	$1.51	$1.56	$0.71	$0.67	$0.55	$0.95
Total Return (%)(b)	26.28	36.69	(36.31)	7.74	10.10	8.32	25.22	(40.06)	(2.93	)(c)
Net Assets, End of Period ($ millions)	494	377	248	379	357	61	33	12	3
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.16	1.41	1.47	1.52	1.40	3.48	3.45	5.17	3.38	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.25	0.26	0.25	0.22	0.17	0.24	0.25	0.20	0.22	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.25	0.26	0.25	0.22	0.14	0.24	0.25	0.20	0.22	(d)
Portfolio Turnover Rate (%)(a)	13.29	15.41	22.66	20.53	16.02	9.17	4.95	—	—

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Composite Fund					Retirement Income Fund
	Years Ended December 31,					Years Ended December 31,			Period Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007(f)
Net Asset Value, Beginning of Period	$1.39	$1.20	$1.60	$1.55	$1.43	$0.97	$0.83	$0.96	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.04	0.04	0.04	0.05	0.05	0.02	0.03	0.03	0.04
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.11	0.19	(0.40)	0.05	0.11	0.07	0.11	(0.13)	(0.04)
Total From Investment Operations	0.15	0.23	(0.36)	0.10	0.16	0.09	0.14	(0.10)	—
Less: Dividend Distributions: From Net Investment Income	(0.04)	(0.04)	(0.04)	(0.05)	(0.04)	(0.02)	—	(0.03)	(0.03)
From Capital Gains	—	—	—	—	—	(0.01)	—	—	(0.01)
Total Distributions	(0.04)	(0.04)	(0.04)	(0.05)	(0.04)	(0.03)	—	(0.03)	(0.04)
Net Asset Value, End of Period	$1.50	$1.39	$1.20	$1.60	$1.55	$1.03	$0.97	$0.83	$0.96
Total Return (%)(b)	11.02	18.45	(22.51)	6.69	10.80	9.04	16.25	(9.61)	0.07	(c)
Net Assets, End of Period ($ millions)	167	166	150	220	229	18	9	4	1
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.26	2.74	3.01	2.72	2.70	3.65	4.39	5.42	6.12	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	0.57	0.58	0.57	0.55	0.52	0.05	0.05	0.05	0.05	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	0.57	0.58	0.57	0.55	0.48	0.05	0.05	0.05	0.05	(d)
Portfolio Turnover Rate (%)(a)	36.00	31.73	37.98	24.95	26.77	17.62	35.31	82.92	14.38	(c)

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

N/A = Not Applicable

The accompanying notes are an integral part of these financial statements.

	2010 Retirement Fund							2015 Retirement Fund								2020 Retirement Fund
	Years Ended December 31,					Period Ended December 31,		Years Ended December 31,						Period Ended December 31,		Years Ended December 31,						Period Ended December 31,
	2010		2009		2008	2007(f)		2010		2009		2008		2007(f)		2010		2009		2008		2007(f)
Net Asset Value, Beginning of Period	$0.87		$0.74		$0.94	$0.99		$0.83		$0.70		$0.92		$0.98		$0.80		$0.66		$0.91		$0.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02		0.02		0.03	0.03		0.02		0.02		0.03		0.03		0.02		0.02		0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.07		0.13		(0.20)	(0.03)		0.08		0.13		(0.22)		(0.04)		0.09		0.14		(0.25)		(0.04)
Total From Investment Operations	0.09		0.15		(0.17)	—		0.10		0.15		(0.19)		(0.01)		0.11		0.16		(0.23)		(0.02)
Less: Dividend Distributions: From Net Investment Income	—	(h)	(0.02	)(g)	(0.03)	(0.03)		—	(h)	(0.02	)(g)	(0.03	)(g)	(0.03)		—	(h)	(0.02	)(g)	(0.02	)(g)	(0.02)
From Capital Gains	—	(h)	—		—	(0.02)		—	(h)	—		—		(0.02)		—	(h)	—		—		(0.02)
Total Distributions	—		(0.02)		(0.03)	(0.05)		—		(0.02)		(0.03)		(0.05)		—		(0.02)		(0.02)		(0.04)
Net Asset Value, End of Period	$0.96		$0.87		$0.74	$0.94		$0.93		$0.83		$0.70		$0.92		$0.91		$0.80		$0.66		$0.91
Total Return (%)(b)	11.36		19.79		(17.45)	(0.68	)(c)	12.27		21.27		(21.01)		(1.18	)(c)	13.90		23.18		(24.81)		(1.54	)(c)
Net Assets, End of Period ($ millions)	19		15		8	2		78		44		20		5		90		50		21		5
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.67		3.51		5.36	5.28	(c)	2.79		3.45		4.65		5.39	(c)	2.76		3.61		4.73		5.29	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	0.05		0.05		0.05	0.04	(d)	0.05		0.05		0.05		0.04	(d)	0.05		0.05		0.05		0.04	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	0.05		0.05		0.05	0.04	(d)	0.05		0.05		0.05		0.04	(d)	0.05		0.05		0.05		0.04	(d)
Portfolio Turnover Rate (%)(a)	18.31		38.17		32.37	32.49	(c)	5.64		26.96		21.47		2.79	(c)	2.62		13.70		14.74		2.51	(c)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	2025 Retirement Fund								2030 Retirement Fund								2035 Retirement Fund
	Years Ended December 31,						Period Ended December 31,		Years Ended December 31,						Period Ended December 31,		Years Ended December 31,						Period Ended December 31,
	2010		2009		2008		2007(f)		2010		2009		2008		2007(f)		2010		2009		2008		2007(f)
Net Asset Value, Beginning of Period	$0.78		$0.64		$0.92		$0.99		$0.77		$0.62		$0.92		$0.99		$0.75		$0.60		$0.92		$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02		0.02		0.02		0.02		0.02		0.01		0.02		0.02		0.01		0.01		0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.10		0.14		(0.28)		(0.04)		0.11		0.15		(0.30)		(0.04)		0.12		0.15		(0.32)		(0.05)
Total From Investment Operations	0.12		0.16		(0.26)		(0.02)		0.13		0.16		(0.28)		(0.02)		0.13		0.16		(0.30)		(0.03)
Less: Dividend Distributions: From Net Investment Income	—	(h)	(0.02	)(g)	(0.02	)(g)	(0.02)		—	(h)	(0.01	)(g)	(0.02	)(g)	(0.02)		—	(h)	(0.01	)(g)	(0.02	)(g)	(0.02)
From Capital Gains	—	(h)	—		—		(0.03)		—	(h)	—		—		(0.03)		—	(h)	—		—		(0.03)
Total Distributions	—		(0.02)		(0.02)		(0.05)		—		(0.01)		(0.02)		(0.05)		—		(0.01)		(0.02)		(0.05)
Net Asset Value, End of Period	$0.90		$0.78		$0.64		$0.92		$0.90		$0.77		$0.62		$0.92		$0.88		$0.75		$0.60		$0.92
Total Return (%)(b)	15.49		25.10		(28.32)		(1.95	)(c)	16.59		26.47		(29.95)		(2.22	)(c)	17.66		27.05		(32.53)		(2.54	)(c)
Net Assets, End of Period ($ millions)	81		42		15		2		67		35		12		2		53		27		9		2
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.50		3.25		5.06		4.48	(c)	2.37		3.07		4.61		4.82	(c)	2.20		2.74		4.21		3.76	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	0.05		0.05		0.05		0.04	(d)	0.05		0.05		0.05		0.05	(d)	0.05		0.05		0.05		0.05	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	0.05		0.05		0.05		0.04	(d)	0.05		0.05		0.05		0.05	(d)	0.05		0.05		0.05		0.05	(d)
Portfolio Turnover Rate (%)(a)	3.16		9.21		10.06		0.28	(c)	1.74		8.96		12.34		4.11	(c)	1.47		6.27		7.62		0.71	(c)

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

N/A = Not Applicable

The accompanying notes are an integral part of these financial statements.

	2040 Retirement Fund								2045 Retirement Fund
	Years Ended December 31,						Period Ended December 31,		Years Ended December 31,						Period Ended December 31,
	2010		2009		2008		2007(f)		2010		2009		2008		2007(f)
Net Asset Value, Beginning of Period	$0.74		$0.59		$0.91		$0.99		$0.74		$0.59		$0.91		$0.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.01		0.01		0.02		0.02		0.01		0.01		0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.13		0.15		(0.32)		(0.05)		0.13		0.15		(0.32)		(0.05)
Total From Investment Operations	0.14		0.16		(0.30)		(0.03)		0.14		0.16		(0.30)		(0.03)
Less: Dividend Distributions: From Net Investment Income	—	(h)	(0.01	)(g)	(0.02	)(g)	(0.02)		—	(h)	(0.01	)(g)	(0.02	)(g)	(0.02)
From Capital Gains	—	(h)	—		—		(0.03)		—	(h)	—		—		(0.03)
Total Distributions	—		(0.01)		(0.02)		(0.05)		—		(0.01)		(0.02)		(0.05)
Net Asset Value, End of Period	$0.88		$0.74		$0.59		$0.91		$0.88		$0.74		$0.59		$0.91
Total Return (%)(b)	18.38		27.84		(32.75)		(2.68	)(c)	18.57		27.55		(32.90)		(2.79	)(c)
Net Assets, End of Period ($ millions)	47		23		6		1		54		25		7		1
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.13		2.75		4.20		3.93	(c)	2.14		2.61		4.49		4.17	(c)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	0.05		0.05		0.05		0.05	(d)	0.05		0.05		0.05		0.03	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	0.05		0.05		0.05		0.05	(d)	0.05		0.05		0.05		0.03	(d)
Portfolio Turnover Rate (%)(a)	1.37		5.79		7.79		1.18	(c)	1.04		7.87		6.77		6.34	(c)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund						Moderate Allocation Fund
	Years Ended December 31,						Years Ended December 31,
	2010		2009	2008	2007	2006	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$0.99		$0.89	$1.03	$1.02	$1.00	$1.03	$0.88		$1.14	$1.14	$1.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.03		0.03	0.04	0.04	0.04	0.03	0.03		0.03	0.04	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.06		0.11	(0.14)	0.02	0.03	0.11	0.15		(0.25)	0.03	0.06
Total From Investment Operations	0.09		0.14	(0.10)	0.06	0.07	0.14	0.18		(0.22)	0.07	0.09
Less: Dividend Distributions: From Net Investment Income	—	(h)	(0.03)	(0.04)	(0.04)	(0.03)	— (h)	(0.03	)(g)	(0.03)	(0.04)	(0.03)
From Capital Gains	—	(h)	(0.01)	—	(0.01)	(0.02)	(0.01)	—		(0.01)	(0.03)	(0.03)
Total Distributions	—		(0.04)	(0.04)	(0.05)	(0.05)	(0.01)	(0.03)		(0.04)	(0.07)	(0.06)
Net Asset Value, End of Period	$1.08		$0.99	$0.89	$1.03	$1.02	$1.16	$1.03		$0.88	$1.14	$1.14
Total Return (%)(b)	9.34		15.94	(10.19)	6.43	6.96	13.11	21.27		(19.85)	6.36	9.20
Net Assets, End of Period ($ millions)	52		38	24	20	13	163	125		90	102	76
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	3.47		4.24	4.04	4.48	4.11	2.73	3.22		3.14	3.54	3.30
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	—		—	—	—	—	—	—		—	—	—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	—		—	—	—	—	—	—		—	—	—
Portfolio Turnover Rate (%)(a)	20.11		14.24	38.30	13.72	49.05	15.68	15.29		25.21	12.35	9.78

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

N/A = Not Applicable

The accompanying notes are an integral part of these financial statements.

	Aggressive Allocation Fund
	Years Ended December 31,
	2010		2009	2008		2007		2006
Net Asset Value, Beginning of Period	$1.06		$0.86	$1.24		$1.27		$1.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02		0.02	0.02		0.03		0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.16		0.20	(0.37)		0.04		0.11
Total From Investment Operations	0.18		0.22	(0.35)		0.07		0.14
Less: Dividend Distributions: From Net Investment Income	—	(h)	(0.02)	(0.02	)(g)	(0.04	)(g)	(0.03)
From Capital Gains	—		—	(0.01)		(0.06)		(0.06)
Total Distributions	—		(0.02)	(0.03)		(0.10)		(0.09)
Net Asset Value, End of Period	$1.24		$1.06	$0.86		$1.24		$1.27
Total Return (%)(b)	17.02		25.64	(28.20)		5.52		11.87
Net Assets, End of Period ($ millions)	147		117	81		101		73
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.07		2.44	2.41		2.75		2.82
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(e)	—		—	—		—		—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(e)	—		—	—		—		—
Portfolio Turnover Rate (%)(a)	12.91		11.70	20.56		9.14		6.75

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund					Mid-Term Bond Fund
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$1.21	$1.21	$1.21	$1.21	$1.20	$1.00	$0.94	$0.96	$0.93	$0.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	—	—	0.03	0.05	0.05	0.04	0.04	0.04	0.04	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.01)	—	—	—	—	0.02	0.07	(0.02)	0.03	0.01
Total From Investment Operations	(0.01)	—	0.03	0.05	0.05	0.06	0.11	0.02	0.07	0.04
Less: Dividend Distributions: From Net Investment Income	—	—	(0.03)	(0.05)	(0.04)	(0.03)	(0.04)	(0.04)	(0.04)	(0.03)
From Capital Gains	—	—	—	—	—	— (h)	(0.01)	—	—	—
Total Distributions	—	—	(0.03)	(0.05)	(0.04)	(0.03)	(0.05)	(0.04)	(0.04)	(0.03)
Net Asset Value, End of Period	$1.20	$1.21	$1.21	$1.21	$1.21	$1.03	$1.00	$0.94	$0.96	$0.93
Total Return (%)(b)	(0.14)	(0.08)	2.34	5.03	4.89	6.93	11.22	1.84	7.22	4.22
Net Assets, End of Period ($ millions)	109	119	201	312	239	298	234	183	122	107
Ratio of Net Investment Income to Average Net Assets (%)	(0.15)	(0.04)	2.38	4.89	4.83	3.66	4.16	4.27	4.28	3.88
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.32	0.33	0.32	0.28	0.24	0.57	0.58	0.55	0.56	0.50
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.32	0.33	0.32	0.28	0.22	0.57	0.58	0.55	0.56	0.47
Portfolio Turnover Rate (%)(a)	NA	NA	NA	NA	NA	16.70	30.76	34.95	26.78	30.91

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement in certain years (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Allocation and Retirement Funds exclude expenses of the underlying funds.

(f)  For the period November 5, 2007 (commencement of operations) through December 31, 2007.

(g)  Includes less than $0.005 of tax-basis return of capital distributions.

(h)  Includes less than $0.005 of dividend distributions.

N/A = Not Applicable

The accompanying notes are an integral part of these financial statements.

	Bond Fund
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$1.30	$1.18	$1.27	$1.26	$1.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income	0.05	0.05	0.07	0.06	0.06
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.04	0.12	(0.09)	0.01	—
Total From Investment Operations	0.09	0.17	(0.02)	0.07	0.06
Less: Dividend Distributions: From Net Investment Income	(0.05)	(0.05)	(0.07)	(0.06)	(0.06)
From Capital Gains	—	—	—	—	—
Total Distributions	(0.05)	(0.05)	(0.07)	(0.06)	(0.06)
Net Asset Value, End of Period	$1.34	$1.30	$1.18	$1.27	$1.26
Total Return (%)(b)	7.29	14.61	(1.75)	5.90	4.79
Net Assets, End of Period ($ millions)	597	488	372	384	343
Ratio of Net Investment Income to Average Net Assets (%)	3.81	4.62	5.05	4.95	4.84
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.57	0.58	0.56	0.53	0.50
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.57	0.58	0.56	0.53	0.47
Portfolio Turnover Rate (%)(a)	40.33	46.27	23.76	17.56	19.03

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the "Investment Company") is a diversified, open-end management investment company — a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company ("Mutual of America Life") and its affiliates. As a "series" type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2010, there were 23 Funds (collectively, "the Funds"): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund and 2045 Retirement Fund (collectively, "Retirement Funds"); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively "Allocation Funds"). The International Fund and the Retirement Funds began operations on November 5, 2007.

Investment Company shares are issued to Mutual of America Life, and on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company's Allocation Funds.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with U.S. generally accepted accounting principles ("GAAP"):

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•  Level 1 — quoted prices in active markets for identical securities.

•  Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2010, management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded were considered Level 3. Fair value inputs for all debt securities were considered Level 2. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following is a summary of the inputs used to value the Funds' investments and other financial instruments as of December 31, 2010, by fair value input hierarchy:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Investments at Market Value: (See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$879,890,835	—	—		$879,890,835
Short-Term Debt Securities	—	$24,313,571	—		$24,313,571
Temporary Cash Investments	—	$151,300	—		$151,300
	$879,890,835	$24,464,871	—		$904,355,706
All America Fund
Common Stock-Indexed	$137,537,637	—	—		$137,537,637
Common Stock-Active	$125,385,075	—	$329,297	(1)	$125,714,372
Convertible Preferred Stock	$164,993	—	—		$164,993
Short-Term Debt Securities	—	$6,699,546	—		$6,699,546
Temporary Cash Investments	—	$152,600	—		$152,600
	$263,087,705	$6,852,146	$329,297		$270,269,148
Small Cap Value Fund
Common Stock	$265,370,967	—	$1,919,931	(1)	$267,290,898
Convertible Preferred Stock	$1,262,671	—	—		$1,262,671
Short-Term Debt Securities	—	$16,399,286	—		$16,399,286
	$266,633,638	$16,399,286	$1,919,931		$284,952,855
Small Cap Growth Fund
Common Stock	$273,141,523	—	—		$273,141,523
Short-Term Debt Securities	—	$7,499,977	—		$7,499,977
	$273,141,523	$7,499,977	—		$280,641,500
Mid Cap Value Fund
Common Stock	$52,759,187	—	—		$52,759,187
Short-Term Debt Securities	—	$3,299,963	—		$3,299,963
	$52,759,187	$3,299,963			$56,059,150
Mid-Cap Equity Index Fund
Common Stock	$479,670,198	—	—		$479,670,198
Short-Term Debt Securities	—	$13,698,812	—		$13,698,812
Temporary Cash Investments	—	$179,800	—		$179,800
	$479,670,198	$13,878,612	—		$493,548,810
International Fund
Common Stock	$57,983,571	—	—		$57,983,571
Short-Term Debt Securities	—	$3,199,867	—		$3,199,867
	$57,983,571	$3,199,867	—		$61,183,438
Composite Fund
Common Stock	$98,334,911	—	—		$98,334,911
U.S. Government Debt	—	$7,442,123	—		$7,442,123
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$22,697,299	—		$22,697,299
Corporate Long-Term Debt	—	$31,735,734	—		$31,735,734
Short-Term Debt	—	$5,677,641	—		$5,677,641
Temporary Cash Investments	—	$137,400	—		$137,400
	$98,334,911	$67,690,197	—		$166,025,108
Retirement Income Fund
Common Stock	$18,145,675	—	—		$18,145,675
2010 Retirement Fund
Common Stock	$19,176,815	—	—		$19,176,815

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
2015 Retirement Fund
Common Stock	$78,128,086	—	—	$78,128,086
2020 Retirement Fund
Common Stock	$90,455,139	—	—	$90,455,139
2025 Retirement Fund
Common Stock	$80,518,668	—	—	$80,518,668
2030 Retirement Fund
Common Stock	$67,402,882	—	—	$67,402,882
2035 Retirement Fund
Common Stock	$52,840,881	—	—	$52,840,881
2040 Retirement Fund
Common Stock	$46,631,652	—	—	$46,631,652
2045 Retirement Fund
Common Stock	$53,808,165	—	—	$53,808,165
Conservative Allocation Fund
Common Stock	$51,732,575	—	—	$51,732,575
Moderate Allocation Fund
Common Stock	$162,687,124	—	—	$162,687,124
Aggressive Allocation Fund
Common Stock	$147,404,025	—	—	$147,404,025
Money Market Fund
U.S. Government Debt	—	$7,997,687	—	$7,997,687
U.S. Government Agency Short-Term Debt	—	$30,221,377	—	$30,221,377
Commercial Paper	—	$70,594,735	—	$70,594,735
	—	$108,813,799	—	$108,813,799
Mid-Term Bond Fund
U.S. Government Debt	—	$139,939,721	—	$139,939,721
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$1,918,307	—	$1,918,307
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$19,605,623	—	$19,605,623
Corporate Debt	—	$126,936,034	—	$126,936,034
Short-Term Debt	—	$4,899,973	—	$4,899,973
Temporary Cash Investments	—	$750,000	—	$750,000
	—	$294,049,658	—	$294,049,658
Bond Fund
U.S. Government Debt	—	$121,057,100	—	$121,057,100
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$178,138,341	—	$178,138,341
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$12,628,460	—	$12,628,460
Long-Term Corporate Debt	—	$254,206,631	—	$254,206,631
Sovereign Debt	—	$4,265,259	—	$4,265,259
Short-Term Debt	—	$21,802,794	—	$21,802,794
Temporary Cash Investments	—	$105,200	—	$105,200
	—	$592,203,785	—	$592,203,785
Other Financial Instruments:*
Equity Index Fund	$212,955	—	—	$212,955
All America Fund	$73,960	—	—	$73,960
Mid-Cap Equity Index Fund	$45,435	—	—	$45,435

*    Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

(1)  Reflects securities issued by NBH Hldgs. Co. included in "Other Securities" in the Financials section of the active asset segment of the All America Fund and the Financials section of the Small Cap Value Fund.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Year Ended December 31, 2010
	Balance December 31, 2009	Change in Unrealized Gains (Losses)(a)	Transfers Into Level 3	Transfers Out of Level 3(b)	Balance December 31, 2010	Net Change in Unrealized Gains/(Losses) of Level 3 Assets Held as of December 31, 2010 Included in Statement of Operations
All America Fund — Active Common Stock	$761,962	$(12,665)	—	$(420,000)	$329,297	$(8,443)
Small Cap Value Fund — Common Stock	$4,471,775	$(73,844)	—	$(2,478,000)	$1,919,931	$(49,229)

(a)  Unrealized gains and losses on Level 3 securities are included in Change in Net Unrealized Appreciation (Depreciation) of Investments in the Statements of Operations

(b)  Reflects transfers into Level 1 as a result of a security beginning to trade on national exchanges upon its initial public offering.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures About Fair Value Measurements." The ASU clarifies existing disclosure and requires additional disclosure regarding fair value measurements. The above disclosure reflects the additional requirements of ASU No. 2010-06.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company. The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3 above. The Adviser's valuation is primarily based on information regarding the specific equity issuer, such as financial statements, the relationship of per-share book value to the last trade price and operating information. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of stock are based on the identified cost basis of the security, determined on the first-in, first-out ("FIFO") basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized gain or loss on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments in the Components of Net Assets section of the Statement of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or deprecation of futures contracts is recorded in the Statement of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statement of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The "Underlying Face Amount at Value" (appearing in the "Notes to the Summary Portfolio of Investments in Securities") representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund's exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2010, the Equity Index Fund, Mid-Cap Equity Index Fund and the All America Fund purchased futures contracts with total principal amounts of $187,919,235, $129,235,380 and $44,775,821, respectively.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund's time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	30%	30%	15%
2010 Retirement Fund	25%	14%	—	—	4%	25%	22%	10%
2015 Retirement Fund	30%	11%	2%	2%	8%	25%	13%	9%
2020 Retirement Fund	35%	11%	4%	4%	9%	24%	13%	—
2025 Retirement Fund	40%	15%	5%	5%	9%	20%	6%	—
2030 Retirement Fund	40%	18%	6%	6%	10%	20%	—	—
2035 Retirement Fund	40%	21%	7%	7%	12%	13%	—	—
2040 Retirement Fund	35%	24%	8%	8%	14%	11%	—	—
2045 Retirement Fund	35%	20%	10%	10%	15%	10%	—	—

Generally, rebalancing of the Retirement Funds' holdings is performed on a quarterly or other periodic basis and the mix of underlying Funds is reviewed annually.

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted:

Conservative Allocation:	Equity Index (25%), Bond (30%),

Mid-Term Bond (45%).

Moderate Allocation:	Equity Index (35%), Bond (30%),

Mid-Term Bond (20%), Mid-Cap Equity Index (15%).

Aggressive Allocation:	Equity Index (45%), Bond (25%),

Mid-Cap Equity Index (20%), Small Cap Value (5%), Small Cap Growth (5%).

Generally, rebalancing of the Allocation Funds' holdings is performed on a monthly basis.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders ("Dividends") — Distributions to shareholders are recorded on the ex-dividend date. It is the Investment Company's policy to make distributions of its net investment income twice a year and, on an annual basis, to distribute net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds' net asset values) are made within the funds' capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund's tax return to determine whether it is "more-likely-than-not" that tax positions taken in the fund's tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2010, management has evaluated the tax positions taken on the Funds' tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds' financial statements. Each Fund's federal and state income, franchise and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2010, the Funds had the following capital loss carry forwards to offset net capital gains, to the extent provided by Federal income tax regulations, which if unused expire on the dates noted. In addition, the Small Cap Value and the Mid Cap Value funds generated a Post-October 2010 net capital loss of $321,789 and $36,720, respectively, which if unused will expire on December 31, 2019.

Expiring on December 31,	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
2010	$0	$0	$0	$0	$0
2011	0	0	0	0	0
2012	0	0	0	0	0
2013	0	0	0	0	0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	7,606,847	2,213,770	13,708,502	1,881,966	314,010
2017	0	16,386,898	15,058,092	28,341,185	1,374,534
2018	0	0	0	0	0
Total	$7,606,847	$18,600,668	$28,766,594	$30,223,151	$1,688,544
Expiring on December 31,	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
2010	$0	$0	$0	$0	$0
2011	0	0	0	0	0
2012	0	0	0	0	0
2013	0	0	0	0	0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	0	0	6,800,156	0	0
2017	0	0	11,795,277	0	0
2018	0	0	0	0	0
Total	$0	$0	$18,595,433	$0	$0

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Expiring on December 31,	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
2010	$0	$0	$0	$0	$0
2011	0	0	0	0	0
2012	0	0	0	0	0
2013	0	0	0	0	0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	0	0	0	0	0
2017	0	0	0	0	0
2018	0	0	0	0	0
Total	$0	$0	$0	$0	$0
Expiring on December 31,	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
2010	$0	$0	$0	$0	$0
2011	0	0	0	0	0
2012	0	0	0	0	0
2013	0	0	0	0	0
2014	0	0	0	0	0
2015	0	0	0	0	0
2016	0	0	0	0	0
2017	0	0	0	0	518,634
2018	0	0	0	0	0
Total	$0	$0	$0	$0	$518,634

Expiring on December 31,	Money Market Fund	Mid-Term Bond Fund	Bond Fund
2010	$0	$0	$0
2011	0	0	15,092,668
2012	0	0	171,798
2013	0	0	439,879
2014	0	0	3,306,785
2015	0	0	0
2016	0	0	0
2017	235	0	3,299,948
2018	0	0	0
Total	$235	$0	$22,311,078

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds' fiscal year ending December 31, 2011.

Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

2.  EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management Corporation ("the Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

2.  EXPENSES (CONTINUED)

charge, at the annual rate of .05% of the value of the net assets of the Retirement Funds, .075% of the value of the net assets of the Equity Index Fund, the Mid-Cap Equity Index Fund and the International Fund, .15% of the value of the net assets of the Money Market Fund, .40% of the value of the net assets of the All America Fund, Composite Fund, Mid-Term Bond Fund and Bond Fund, .55% of the value of the net assets of the Mid Cap Value Fund and .75% of the value of the net assets of the Small Cap Value Fund and Small Cap Growth Fund. The Adviser does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds (and the Retirement Funds) will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest.

Prior to May 1, 2006, the Adviser's investment management fee was .125% of the value of the net assets of the Equity Index Fund and the Mid-Cap Equity Index Fund, .25% of the value of the net assets of the Money Market Fund, .50% of the value of the net assets of the All America Fund, Composite Fund, Mid-Term Bond Fund and Bond Fund, .65% of the value of the net assets of the Mid Cap Value Fund and .85% of the value of the net assets of the Small Cap Value Fund and Small Cap Growth Fund.

Through April 30, 2006, the Adviser contractually limited the expenses of each Fund, other than for brokers' commissions and other fees relating to portfolio transactions, to the amount of the advisory fee paid by the Funds to the Adviser. Effective May 1, 2006, the Adviser terminated its expense limitation policy and each Fund is charged with the full amount of its expenses. Investment company-wide expenses are allocated to each Fund based on its proportional share of net assets or equally, as appropriate.

3.  INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2010, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$74,022,527	$56,055,821	$95,504,980	$122,893,221	$18,417,386
Proceeds from sales of investments	$35,012,712	$81,710,851	$78,676,662	$108,926,985	$12,991,321
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Cost of investment purchases	$83,196,201	$25,813,710	$57,137,756	$10,989,953	$6,314,075
Proceeds from sales of investments	$53,397,251	$3,852,953	$70,459,629	$2,232,666	$2,986,381
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$32,302,466	$35,542,335	$33,100,185	$26,957,426	$20,819,262
Proceeds from sales of investments	$3,365,802	$1,748,365	$1,836,030	$826,485	$538,730
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Cost of investment purchases	$19,347,268	$23,162,584	$19,996,672	$46,308,067	$29,929,476
Proceeds from sales of investments	$436,699	$374,070	$8,616,522	$22,066,011	$16,502,438

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	—	$91,983,382	$286,792,602
Proceeds from sales of investments	—	$43,827,943	$215,715,470

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2010, was $1,412,452,299; net proceeds from sales for the year were $1,422,568,178.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

3.  INVESTMENTS (CONTINUED)

The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2010 for each of the funds were as follows. Differences with amounts reflected in the Statements of Assets and Liabilities arise principally from wash sales and the treatment of distributions from Real Estate Investment Trusts (REITs).

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$218,299,010	$52,583,370	$66,947,788	$83,799,269	$8,263,664
Unrealized Depreciation	(96,617,981)	(30,053,977)	(10,444,422)	(3,469,929)	(3,070,027)
Net	$121,681,029	$22,529,393	$56,503,366	$80,329,340	$5,193,637
Tax Cost of Investments	$781,674,678	$247,739,755	$228,449,489	$200,312,160	$50,865,513
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$105,308,527	$5,017,063	$18,761,450	$765,443	$2,061,818
Unrealized Depreciation	(28,497,382)	(1,576,769)	(4,669,021)	(209,600)	(843,268)
Net	$76,811,145	$3,440,294	$14,092,429	$555,843	$1,218,550
Tax Cost of Investments	$416,737,665	$57,743,144	$151,932,679	$17,589,832	$17,958,265
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$8,381,026	$9,461,992	$10,109,378	$9,099,435	$7,631,402
Unrealized Depreciation	(2,471,346)	(1,876,443)	(965,199)	(908,976)	(580,065)
Net	$5,909,680	$7,585,549	$9,144,179	$8,190,459	$7,051,337
Tax Cost of Investments	$72,218,406	$82,869,590	$71,374,489	$59,212,423	$45,789,544
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Unrealized Appreciation	$7,081,377	$8,525,500	$2,979,571	$12,812,328	$10,237,372
Unrealized Depreciation	(373,246)	(407,252)	(1,592,444)	(6,600,781)	(4,252,535)
Net	$6,708,131	$8,118,248	$1,387,127	$6,211,547	$5,984,837
Tax Cost of Investments	$39,923,521	$45,689,917	$50,345,448	$156,475,577	$141,419,188

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$2,100	$12,983,383	$22,706,314
Unrealized Depreciation	(11)	(1,077,255)	(2,937,488)
Net	$2,089	$11,906,128	$19,768,826
Tax Cost of Investments	$108,811,710	$282,143,530	$572,434,959

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

4.  CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of December 31, 2010, shares authorized were allocated into the 23 series of Funds as follows:

Authorized No. of Shares
Equity Index Fund	500,000,000
All America Fund	400,000,000
Small Cap Value Fund	350,000,000
Small Cap Growth Fund	350,000,000
Mid Cap Value Fund	100,000,000
Mid-Cap Equity Index Fund	400,000,000
International Fund	100,000,000
Composite Fund	200,000,000
Retirement Income Fund	50,000,000
2010 Retirement Fund	50,000,000
2015 Retirement Fund	100,000,000
2020 Retirement Fund	100,000,000
2025 Retirement Fund	100,000,000
2030 Retirement Fund	100,000,000
2035 Retirement Fund	100,000,000
2040 Retirement Fund	100,000,000
2045 Retirement Fund	100,000,000
Conservative Allocation Fund	100,000,000
Moderate Allocation Fund	200,000,000
Aggressive Allocation Fund	200,000,000
Money Market Fund	350,000,000
Mid-Term Bond Fund	350,000,000
Bond Fund	450,000,000
Sub-Total	4,850,000,000
Shares to be allocated at the discretion of the Board of Directors	150,000,000
Total	5,000,000,000

See Footnote 6, "Subequent Event," for information regarding changes to the allocation of authorized shares among funds that took place in January 2011.

5.  DIVIDENDS

On December 30, 2010, dividend distributions were declared and paid or accrued for each of the funds from net investment income and, as applicable, from net realized gains on investment transactions. Additionally, remaining required distributions relating to 2009 were made in accordance with Internal Revenue Sec. 855(a) and paid on September 7, 2010. Pursuant to shareholders' instructions, substantially all dividend distributions throughout 2010 and 2009 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2010 and 2009 was as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Ordinary Income (a)
2010	$14,303,185	$3,289,983	$2,642,181	$0	$580,763
2009	$12,136,940	$4,552,237	$2,026,043	$0	$505,962
Long-Term Capital Gains (b)
2010	$0	$0	$0	$0	$0
2009	$0	$0	$0	$0	$0
Return of Capital
2010	$0	$0	$0	$0	$0
2009	$0	$0	$147,499	$0	$20,110

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Ordinary Income (a)
2010	$7,789,431	$1,504,558	$4,166,967	$263,708	$26,710
2009	$6,215,815	$716,989	$4,490,475	$3,557	$398,217
Long-Term Capital Gains (b)
2010	$8,848,636	$0	$0	$172,945	$71,240
2009	$1,003,979	$0	$0	$0	$0
Return of Capital
2010	$0	$0	$0	$0	$0
2009	$0	$279,706	$0	$0	$16,645
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Ordinary Income (a)
2010	$63,956	$43,965	$97,929	$110,038	$93,247
2009	$1,083,373	$1,160,492	$869,097	$668,472	$472,250
Long-Term Capital Gains (b)
2010	$77,361	$121,062	$75,919	$42,053	$34,003
2009	$0	$53,684	$20,555	$8,971	$12,760
Return of Capital
2010	$0	$0	$0	$0	$0
2009	$54,360	$978	$5,210	$3,475	$340
	2040 Retirement Fund	2045 Retirement Equity Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary Income (a)
2010	$85,340	$85,259	$1,380	$216,675	$400,140
2009	$382,954	$409,630	$1,243,401	$3,440,880	$2,105,087
Long-Term Capital Gains (b)
2010	$32,272	$32,852	$214,954	$632,136	$0
2009	$11,661	$10,437	$186,851	$0	$0
Return of Capital
2010	$0	$0	$0	$0	$0
2009	$131	$1,040	$0	$105,339	$0

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2010	$0	$9,734,898	$20,675,187
2009	$103,447	$8,746,678	$19,172,093
Long-Term Capital Gains (b)
2010	$0	$474,362	$0
2009	$0	$2,161,094	$0
Return of Capital
2010	$0	$0	$0
2009	$0	$0	$0

Notes:

(a)  Includes distributions from Fund-level net short-term capital gains.

(b)  To the extent reported, each Fund designates these amounts as capital gain dividends for Federal income tax purposes.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

Undistributed net income and gains (losses) — As of December 31, 2010, undistributed net income and undistributed accumulated gain (loss) on a tax basis were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$2,951,415	$3,230,347	$0	$0	$0
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$(7,606,847)	$(18,600,668)	$(29,088,385)	$(30,223,151)	$(1,724,754)
Net unrealized appreciation (depreciation) of investments and futures contracts	$121,681,029	$22,529,393	$56,503,366	$80,329,341	$5,193,637
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$1,132,561	$6,662	$3,739,588	$468,628	$429,453
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$8,156,639	$211,930	$(18,595,433)	$47,419	$25,781
Net unrealized appreciation (depreciation) of investments and futures contracts	$76,811,145	$3,440,294	$14,092,429	$555,843	$1,218,550
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$1,673,162	$1,877,029	$1,439,888	$1,098,228	$788,269
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$120,136	$139,097	$201,103	$195,986	$173,801
Net unrealized appreciation (depreciation) of investments and futures contracts	$5,909,680	$7,585,549	$9,144,179	$8,190,459	$7,051,337
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Accumulated undistributed net investment income	$670,393	$759,321	$1,499,648	$3,821,299	$2,784,610
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$182,882	$173,340	$19,438	$304,509	$(518,634)
Net unrealized appreciation (depreciation) of investments and futures contracts	$6,708,131	$8,118,248	$1,387,127	$6,211,547	$5,984,837

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$0	$219,145	$300,944
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$(235)	$0	$(22,311,078)
Net unrealized appreciation (depreciation) of investments and futures contracts	$2,089	$11,906,128	$19,768,826

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to wash sales, post-October losses and the Federal income tax treatment of futures contracts.

Reclassifications — Periodically, the Funds may reclassify book to tax differences as a result of the differences arising from the accounting for REIT securities, non-deductible net operating loss, return of capital distributions and Fund distributions for Federal income tax purposes versus financial reporting purposes. Each Fund's net assets are not affected by these reclassifications.

During the year ended December 31, 2010, each Fund reclassified the following book to tax differences [increases (decreases)]:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$(138,022)	$2,128	$323,129	$582,635	$(1,206)
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$138,022	$(84)	$(176,348)	$69,679	$47,698
Paid in capital	$0	$(2,044)	$(146,781)	$(652,314)	$(46,492)
	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$(543,690)	$0	$(11,427)	$9,469	$21,164
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$543,690	$0	$16,303,852	$(9,469)	$(21,164)
Paid in capital	$0	$0	$(16,292,425)	$0	$0
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$64,976	$71,254	$80,716	$76,691	$69,895
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(64,976)	$(71,254)	$(80,716)	$(76,691)	$(69,895)
Paid in capital	$0	$0	$0	$0	$0
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Accumulated undistributed net investment income	$70,616	$67,348	$11,985	$179,103	$193,604
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(70,616)	$(67,348)	$(11,985)	$(179,103)	$(193,604)
Paid in capital	$0	$0	$0	$0	$0

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$170,330	$6,692	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$0	$6,009	$0
Paid in capital	$(170,330)	$(12,701)	$0

These reclassifications were made as a result of the differences arising from the disallowance of net operating losses, expiration of capital loss carryforwards, distributions from REITs, distribution reclassifications and other cumulative adjustments for Federal income tax purposes versus financial reporting purposes.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

6.  SUBSEQUENT EVENT

On January 12, 2011, the Board of Directors of the Investment Company made the following reallocations of authorized shares among the funds noted below. As a result, the amount of unallocated shares increased by 50,000,000 to 200,000,000. No change to the total amount of authorized shares was made.

Fund	Number of Allocated Shares as of December 31, 2010	January 12, 2011 Increase (Decrease)	Number of Allocated Shares as of January 12, 2011
Money Market Fund	350,000,000	(100,000,000)	250,000,000
All America Fund	400,000,000	(100,000,000)	300,000,000
Bond Fund	450,000,000	50,000,000	500,000,000
International Fund	100,000,000	25,000,000	125,000,000
2020 Retirement Fund	100,000,000	50,000,000	150,000,000
2025 Retirement Fund	100,000,000	25,000,000	125,000,000

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
of Mutual of America Investment Corporation:

We have audited the accompanying statement of assets and liabilities of Mutual of America Investment Corporation (comprised of: Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Mid-Term Bond Fund and Bond Fund (collectively, the "Funds")), including the portfolios of investments in securities for the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, International Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund and 2045 Retirement Fund, and the summary portfolios of investments in securities for each of the remaining Funds as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Mutual of America Investment Corporation as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

February 25, 2011

MUTUAL OF AMERICA INVESTMENT CORPORATION

Directors and Officers — unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other fund that is affiliated with the Adviser or Mutual of America with the sole exception of Patrick J. Waide, Jr., who serves on the boards of Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service.

The Investment Company's Statement of Additional Information ("SAI"), filed with the Securities and Exchange Commission, contains additional information about the Investment Company's Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Kevin M. Kearney age 58	since May 2008	Partner, Wingate, Kearney & Cullen	Concern Worldwide, USA

George Mertz age 82	since 1989	Retired, since September 1994	None

Howard J. Nolan age 74	since 1989	President & CEO, United Way of San Antonio & Bexar County	None

Margaret M. Smyth age 47	since February 2007	Vice President Finance and Chief Financial Officer, Hamilton Sundstrand; prior thereto Vice President, Controller, United Technologies Corporation; prior thereto Vice President and Chief Accounting Officer, 3M Company	Member, Henry Crown Fellowship Program, Aspen Institute; Member, Business Executives for National Security; Trustee, Concern Worldwide (U.S.) Inc.; Trustee and Trustee Fellow, Fordham University; Executive Board Member, Committee on Financial Reporting, Financial Executives International; Member, Interpretations Committee, International Accounting Standards Group

Patrick J. Waide, Jr. age 73	since 2003		Trustee, John Simon Guggenheim Memorial Foundation; Director, The National Catholic Reporter Publishing Company; Director, Mutual of America Institutional Funds, Inc.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
William Whiston age 57	since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and Member, United States Management Board of Allied Irish Bank	Trustee and Treasurer, Trustees of St. Patrick's Cathedral in New York City; Trustee, St. Joseph's Seminary; Trustee, New York Medical College

Interested Director

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
John R. Greed Chairman of the Board, President and Chief Executive Officer, age 50	since September 2003	Senior Executive Vice President and Chief Financial Officer, Mutual of America and Mutual of America Holding Company, Inc. since December 2007; prior thereto, Senior Executive Vice President and Treasurer; Chairman of the Board, President and Chief Executive Officer, Mutual of America Institutional Funds, Inc., prior thereto Senior Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Institutional Funds and Mutual of America Capital Management Corporation	Mutual of America Holding Company, Inc. Mutual of America Institutional Funds, Inc.

Mr. Greed is an "interested person" as an officer of the Adviser and of affiliates of the Adviser.

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
James J. Roth Executive Vice President and General Counsel, age 61	since April 2009	Executive Vice President and General Counsel, Mutual of America, prior thereto, Executive Vice President, Deputy General Counsel, prior thereto, Executive Vice President and Chief Compliance Officer, prior thereto Vice President and Associate General Counsel; Executive Vice President and General Counsel, Mutual of America Capital Management Corporation, Mutual of America Securities Corporation, and Mutual of America Institutional Funds, Inc; Chairman, President and Chief Executive Officer, Mutual of America Holding Company, Inc.	Mutual of America; Mutual of America Holding Company, Inc.; Mutual of America Foundation; Respect for Law Alliance; Stuyvesant Town Peter Cooper Village Tenants Association

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
George L. Medlin Executive Vice President, Chief Financial Officer and Treasurer, age 58	since July 2010	Executive Vice President and Treasurer, Mutual of America; prior thereto, Executive Vice President, Internal Audit, Mutual of America; Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Institutional Funds, Inc.	Director and Board Treasurer, Nassau County Coalition Against Domestic Violence

Thomas L. Martin Executive Vice President and Secretary, age 61	since 2003	Executive Vice President and Deputy General Counsel, Mutual of America since November 2008; prior thereto, Senior Vice President and Associate General Counsel	None

Kathryn Lu Executive Vice President and Chief Compliance Officer, age 50	since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America, prior thereto Senior Vice President and Chief Compliance Officer, Mutual of America, prior thereto Senior Vice President and Associate General Counsel, Mutual of America; Executive Vice President and Chief Compliance Officer, Mutual of America Institutional Funds, Inc.	None

John Corrigan Executive Vice President and Internal Auditor, age 50	since February 2008	Executive Vice President and Internal Auditor, Mutual of America, prior thereto Senior Vice President and Internal Auditor, Mutual of America; Executive Vice President and Internal Auditor, Mutual of America Institutional Funds, Inc.	None

MUTUAL OF AMERICA INVESTMENT CORPORATION
ADDITIONAL INFORMATION

Quarterly Portfolio Schedules

Included in this Annual Report are summary schedules of Mutual of America Investment Corporation's ("Investment Company") Fund portfolio holdings as of December 31, 2010. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company's proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC's website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Supplemental Dividend Information — Unaudited

Dividends from the International, Mid-Term Bond and Bond Funds do not qualify for the corporate dividends received deduction. The Small Cap Growth and Money Market Funds did not distribute any dividends during 2010. The following are the percentages of the ordinary dividends distributed in 2010 by the other Investment Corporation Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Mid-Cap Equity Index Fund	Mid Cap Value Fund
Ordinary dividend qualifying percentage	100.0%	100.0%	100.0%	61.54%	100.0%
	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund
Ordinary dividend qualifying percentage	47.01%	12.20%	23.21%	27.46%	32.71%
	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Ordinary dividend qualifying percentage	42.33%	47.22%	52.87%	52.01%	52.37%
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage	11.82%	28.43%	48.32%

Important tax information: The following amounts of 2010 Investment Corporation Fund long-term capital gains (if any) have been designated as capital gains dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Equity Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0	$0	$0	$0	$8,848,636
	Mid Cap Value Fund	International	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0	$0	$0	$172,945	$71,240
	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$77,361	$121,062	$75,919	$42,053	$34,003
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Dividends qualifying for reduced long-term capital gains tax rate	$32,272	$32,852	$214,954	$632,136	$0
	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0	$474,362	$0

(This page has been left blank intentionally.)

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

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Find out more at mutualofamerica.com
or call 1-800-468-3785.

ITEM 2.    CODE OF ETHICS.

Mutual of America Investment Corporation has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940.  The Code consists of two sections.  The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1.  Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002.  It applies specifically to the Corporation’s principal executive and financial officers.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply.  Section A applies to all individuals while Section B applies to the individuals designated in Section B.  Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

There have been no amendments to Section A or B during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a) (2) The audit committee financial expert is Patrick J. Waide, Jr.  He was Senior Vice-President, Administration at Sullivan & Company until March 1998; Director of the Drucker Foundation from 1996-1999 and President, Drucker Foundation in 1999.  Mr. Waide is considered an independent director.

(a) (3) Not applicable.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees:

2009: $432,816

2009: $346,097

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    INVESTMENTS.

(a) Schedule I – Portfolios of Investments in Securities follows for those Funds for which a summary portfolio is presented in the Annual Report to Shareholders:

(b) Not applicable.

MUTUAL OF AMERICA INVESTMENT CORPORATION - EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.3%)
Abercrombie & Fitch Co. Cl A	6,631	382,145
Amazon.com, Inc.*	27,379	4,928,220
Apollo Group, Inc.*	9,771	385,857
AutoNation, Inc.*	4,914	138,575
AutoZone, Inc.*	2,087	568,895
Bed Bath & Beyond, Inc.*	19,891	977,643
Best Buy Co., Inc.	25,630	878,853
Big Lots, Inc.*	5,734	174,658
Cablevision Systems Corp. Cl A	18,438	623,942
CarMax, Inc.*	17,261	550,281
Carnival Corp.	33,154	1,528,731
CBS Corp. Cl B	50,346	959,091
Coach, Inc.	22,682	1,254,541
Comcast Corp. Cl A	216,807	4,763,250
D.R. Horton, Inc.	21,697	258,845
Darden Restaurants, Inc.	10,624	493,379
DeVry, Inc.	4,694	225,218
DIRECTV Cl A*	64,774	2,586,426
Discovery Communications, Inc. Cl A*	21,790	908,643
Disney (Walt) Co.	145,991	5,476,122
Expedia, Inc.	15,367	385,558
Family Dollar Stores, Inc.	9,604	477,415
Ford Motor Co.*	290,179	4,872,105
Fortune Brands, Inc.	11,822	712,276
GameStop Corp. Cl A*	11,668	266,964
Gannett Co., Inc.	18,520	279,467
Gap, Inc.	33,722	746,605
Genuine Parts Co.	12,163	624,448
Goodyear Tire & Rubber Co.*	18,818	222,993
H&R Block, Inc.	23,864	284,220
Harley-Davidson, Inc.	18,062	626,210
Harman Int’l. Industries, Inc.*	5,319	246,270
Hasbro, Inc.	10,488	494,824
Home Depot, Inc.	126,260	4,426,676
International Game Technology	22,463	397,370
Interpublic Group of Cos., Inc.*	37,944	402,965
Johnson Controls, Inc.	51,838	1,980,212
Kohl’s Corp.*	23,996	1,303,943
Leggett & Platt, Inc.	11,098	252,590
Lennar Corp. Cl A	12,149	227,794
Limited Brands, Inc.	20,051	616,167
Lowe’s Cos., Inc.	106,390	2,668,261
Macy’s, Inc	32,339	818,177
Marriott International, Inc. Cl A	22,132	919,363
Mattel, Inc.	27,422	697,341
McDonald’s Corp.	81,244	6,236,289
McGraw-Hill Cos., Inc.	23,863	868,852
Meredith Corp.	2,819	97,678
Netflix, Inc.*	3,301	579,986
Newell Rubbermaid, Inc.	22,247	404,450
News Corp. Cl A	175,878	2,560,784
NIKE, Inc. Cl B	29,135	2,488,712
Nordstrom, Inc.	12,926	547,804
O’Reilly Automotive, Inc.*	10,828	654,228
Omnicom Group, Inc.	23,007	1,053,721
Penney (J.C.) Co., Inc.	17,882	577,767

Polo Ralph Lauren Corp.	4,940	547,945
Priceline.com, Inc.*	3,765	1,504,306
Pulte Homes, Inc.*	25,507	191,813
RadioShack Corp.	8,799	162,694
Ross Stores, Inc.	9,357	591,830
Scripps Networks Interactive, Inc. Cl A	6,876	355,833
Sears Hldgs. Corp.*	3,408	251,340
Stanley Black & Decker, Inc.	12,831	858,009
Staples, Inc.	56,048	1,276,213
Starbucks Corp.	56,557	1,817,176
Starwood Hotels & Resorts	14,720	894,682
Target Corp.	54,874	3,299,574
Tiffany & Co.	9,693	603,583
Time Warner Cable, Inc.	27,189	1,795,290
Time Warner, Inc.	85,100	2,737,667
TJX Cos., Inc.	30,706	1,363,039
Urban Outfitters, Inc.*	9,893	354,268
V.F. Corp.	6,597	568,529
Viacom, Inc. Cl B	46,576	1,844,875
Washington Post Co. Cl B	419	184,151
Whirlpool Corp.	5,819	516,902
Wyndham Worldwide Corp.	13,234	396,491
Wynn Resorts Ltd.	5,815	603,830
Yum! Brands, Inc.	36,011	1,766,340
		93,570,180
CONSUMER STAPLES (10.3%)
Altria Group, Inc.	161,166	3,967,907
Archer-Daniels-Midland Co.	49,650	1,493,472
Avon Products, Inc.	32,909	956,336
Brown-Forman Corp. Cl B	8,022	558,492
Campbell Soup Co.	14,714	511,312
Clorox Co.	10,764	681,146
Coca-Cola Co.	178,755	11,756,716
Coca-Cola Enterprises, Inc.*	26,197	655,711
Colgate-Palmolive Co.	37,381	3,004,311
ConAgra Foods, Inc.	33,893	765,304
Constellation Brands, Inc. Cl A*	13,780	305,227
Costco Wholesale Corp.	33,474	2,417,158
CVS Caremark Corp.	104,684	3,639,863
Dean Foods Co.*	14,104	124,679
Dr. Pepper Snapple Group, Inc.	17,226	605,666
Estee Lauder Cos., Inc. Cl A	8,652	698,216
General Mills, Inc.	50,146	1,784,696
Heinz (H.J.) Co.	24,805	1,226,855
Hershey Co.	11,838	558,162
Hormel Foods Corp.	5,333	273,370
J.M. Smucker Co.	9,212	604,768
Kellogg Co.	19,565	999,380
Kimberly-Clark Corp.	31,338	1,975,548
Kraft Foods, Inc. Cl A	133,857	4,217,834
Kroger Co.	48,792	1,090,989
Lorillard, Inc.	11,580	950,255
McCormick & Co., Inc.	10,256	477,212
Mead Johnson Nutrition Co.	15,760	981,060
Molson Coors Brewing Co. Cl B	12,218	613,221
PepsiCo, Inc.	121,795	7,956,867
Philip Morris Int’l., Inc.	139,630	8,172,544
Proctor & Gamble Co.	214,421	13,793,703
Reynolds American, Inc.	25,880	844,206
Safeway, Inc.	28,275	635,905

Sara Lee Corp.	49,254	862,438
SUPERVALU, Inc.	16,250	156,488
Sysco Corp.	45,216	1,329,350
Tyson Foods, Inc. Cl A	23,250	400,365
Wal-Mart Stores, Inc.	151,273	8,158,153
Walgreen Co.	71,456	2,783,926
Whole Foods Market, Inc.*	11,130	563,067
		93,551,878
ENERGY (11.7%)
Anadarko Petroleum Corp.	38,748	2,951,048
Apache Corp.	28,235	3,366,459
Baker Hughes, Inc.	32,824	1,876,548
Cabot Oil & Gas Corp.	7,894	298,788
Cameron International Corp.*	18,703	948,803
Chesapeake Energy Corp.	50,937	1,319,778
Chevron Corp.	156,124	14,246,315
ConocoPhillips	114,234	7,779,335
Consol Energy, Inc.	17,423	849,197
Denbury Resources, Inc.*	30,661	585,318
Devon Energy Corp.	33,392	2,621,606
Diamond Offshore Drilling, Inc	5,343	357,286
El Paso Corp.	54,550	750,608
EOG Resources, Inc.	19,372	1,770,795
EQT Corp.	11,418	511,983
Exxon Mobil Corp.	389,217	28,459,542
FMC Technologies, Inc.*	9,396	835,398
Halliburton Co.	70,371	2,873,248
Helmerich & Payne, Inc.	8,157	395,451
Hess Corp.	22,723	1,739,218
Marathon Oil Corp.	54,692	2,025,245
Massey Energy Co.	7,757	416,163
Murphy Oil Corp.	14,601	1,088,505
Nabors Industries Ltd.*	21,982	515,698
National Oilwell Varco, Inc.	32,026	2,153,749
Newfield Exploration Co.*	10,274	740,858
Noble Energy, Inc.	13,346	1,148,824
Occidental Petroleum Corp.	62,414	6,122,813
Peabody Energy Corp.	20,788	1,330,016
Pioneer Natural Resources Co.	8,998	781,206
QEP Resources, Inc.*	13,755	499,444
Range Resources Corp.	12,267	551,770
Rowan Cos., Inc.*	9,578	334,368
Schlumberger Ltd.	104,774	8,748,629
Southwestern Energy Co.*	26,583	995,002
Spectra Energy Corp.	50,029	1,250,225
Sunoco, Inc.	9,455	381,131
Tesoro Corp.	10,919	202,438
Valero Energy Corp.	43,732	1,011,084
Williams Cos., Inc.	44,437	1,098,483
		105,932,375
FINANCIALS (15.6%)
ACE Ltd.	26,291	1,636,615
Aflac, Inc.	35,592	2,008,457
Allstate Corp.	41,484	1,322,510
American Express Co.	81,682	3,505,791
American Int’l. Group, Inc.*	10,764	620,222
Ameriprise Financial, Inc.	19,219	1,106,053
Aon Corp.	25,044	1,152,274
Apartment Investment & Management Co. Cl A	9,045	233,723
Assurant, Inc.	8,267	318,445

AvalonBay Communities, Inc.	6,517	733,488
Bank of America Corp.	773,554	10,319,210
Bank of New York Mellon Corp.	96,037	2,900,317
BB&T Corp.	53,715	1,412,167
Berkshire Hathaway, Inc. Cl B*	133,301	10,678,743
Boston Properties, Inc.	10,692	920,581
Capital One Financial Corp.	35,706	1,519,647
CB Richard Ellis Group, Inc. Cl A*	22,370	458,138
Charles Schwab Corp.	76,491	1,308,761
Chubb Corp.	23,666	1,411,440
Cincinnati Financial Corp.	12,630	400,245
Citigroup, Inc.*	2,211,968	10,462,609
CME Group, Inc.	5,203	1,674,065
Comerica, Inc.	13,406	566,269
Discover Financial Svcs.	43,257	801,552
E*Trade Financial Corp.*	14,986	239,776
Equity Residential	21,796	1,132,302
Federated Investors, Inc. Cl B	7,035	184,106
Fifth Third Bancorp	60,659	890,474
First Horizon National Corp.*	17,770	209,327
Franklin Resources, Inc.	11,439	1,272,131
Genworth Financial, Inc. Cl A*	37,472	492,382
Goldman Sachs Group, Inc.	39,484	6,639,629
Hartford Financial Svcs. Group, Inc.	33,847	896,607
HCP, Inc.	24,769	911,252
Health Care REIT, Inc.	11,053	526,565
Host Hotels & Resorts, Inc.	50,390	900,469
Hudson City Bancorp, Inc.	40,294	513,346
Huntington Bancshares, Inc.	54,624	375,267
IntercontinentalExchange, Inc.*	5,539	659,972
Invesco Ltd.	35,351	850,545
Janus Capital Group, Inc.	14,109	182,994
JPMorgan Chase & Co.	302,131	12,816,397
KeyCorp	65,660	581,091
Kimco Realty Corp.	30,731	554,387
Legg Mason, Inc.	11,583	420,115
Leucadia National Corp.*	15,108	440,851
Lincoln National Corp.	24,136	671,222
Loews Corp.	24,389	948,976
M&T Bank Corp.	9,202	801,034
Marsh & McLennan Cos., Inc.	41,663	1,139,066
Marshall & Ilsley Corp.	34,609	239,494
MetLife, Inc.	69,478	3,087,602
Moody’s Corp.	15,913	422,331
Morgan Stanley	115,234	3,135,517
Nasdaq OMX Group, Inc.*	10,832	256,827
Northern Trust Corp.	18,842	1,044,035
NYSE Euronext	20,081	602,028
People’s United Financial, Inc.	28,473	398,907
Plum Creek Timber Co., Inc.	12,457	466,515
PNC Financial Svcs. Grp., Inc.	40,489	2,458,492
Principal Financial Grp., Inc.	24,877	809,995
Progressive Corp.	51,512	1,023,543
ProLogis	43,485	627,923
Prudential Financial, Inc.	37,075	2,176,673
Public Storage	10,675	1,082,659
Regions Financial Corp.	93,249	652,743
Simon Property Group, Inc.	22,488	2,237,331
SLM Corp.*	37,399	470,853
State Street Corp.	38,837	1,799,707

SunTrust Banks, Inc.	37,142	1,096,060
T. Rowe Price Group, Inc.	19,623	1,266,468
Torchmark Corp.	6,169	368,536
Travelers Cos., Inc.	35,389	1,971,521
U.S. Bancorp	147,850	3,987,515
Unum Group	24,228	586,802
Ventas, Inc.	12,003	629,917
Vornado Realty Trust	12,604	1,050,291
Wells Fargo & Co.	402,829	12,483,671
Weyerhaeuser Co.	40,824	772,798
XL Capital Ltd. Cl A*	24,517	534,961
Zions Bancorporation	13,496	327,008
		140,790,328
HEALTH CARE (10.7%)
Abbott Laboratories	119,928	5,745,750
Aetna, Inc.	30,796	939,586
Agilent Technologies, Inc.*	25,959	1,075,481
Allergan, Inc.	23,630	1,622,672
AmerisourceBergen Corp.	21,032	717,612
Amgen, Inc.*	71,543	3,927,711
Bard (C.R.), Inc.	7,124	653,769
Baxter International, Inc.	45,455	2,300,932
Becton, Dickinson & Co.	17,659	1,492,539
Biogen Idec, Inc.*	18,223	1,221,852
Boston Scientific Corp.*	111,833	846,576
Bristol-Myers Squibb Co.	132,758	3,515,432
Cardinal Health, Inc.	26,422	1,012,227
CareFusion Corp.*	16,830	432,531
Celgene Corp.*	36,069	2,133,121
Cephalon, Inc.*	5,622	346,990
Cerner Corp.*	5,306	502,690
CIGNA Corp.	20,689	758,459
Coventry Health Care, Inc.*	11,456	302,438
DaVita, Inc.*	7,437	516,797
Dentsply International, Inc.	10,894	372,248
Express Scripts, Inc.*	40,364	2,181,674
Forest Laboratories, Inc.*	22,543	720,925
Genzyme Corp.*	19,945	1,420,084
Gilead Sciences, Inc.*	63,538	2,302,617
Hospira, Inc.*	12,953	721,353
Humana, Inc.*	12,936	708,117
Intuitive Surgical, Inc.*	2,978	767,580
Johnson & Johnson	212,434	13,139,043
King Pharmaceuticals, Inc.*	19,651	276,097
Laboratory Corp. of America Hldgs.*	7,840	689,293
Life Technologies Corp.*	14,505	805,028
Lilly (Eli) & Co.	78,528	2,751,621
McKesson Corp.	19,375	1,363,613
Medco Health Solutions, Inc.*	32,467	1,989,253
Medtronic, Inc.	80,900	3,000,581
Merck & Co., Inc.	240,519	8,668,305
Mylan, Inc.*	33,438	706,545
Patterson Cos., Inc.	7,443	227,979
PerkinElmer, Inc.	9,086	234,601
Pfizer, Inc.	622,877	10,906,576
Quest Diagnostics, Inc.	10,809	583,362
St. Jude Medical, Inc.*	26,175	1,118,981
Stryker Corp.	26,303	1,412,471
Tenet Healthcare Corp.*	37,383	250,092
Thermo Fisher Scientific, Inc.*	30,405	1,683,221

UnitedHealth Group, Inc.	86,030	3,106,543
Varian Medical Systems, Inc.*	9,094	630,032
Waters Corp.*	7,047	547,622
Watson Pharmaceuticals, Inc.*	9,686	500,282
WellPoint, Inc.*	30,517	1,735,197
Zimmer Hldgs., Inc.*	15,123	811,803
		96,397,904
INDUSTRIALS (10.7%)
3M Co.	55,121	4,756,942
Avery Dennison Corp.	8,277	350,448
Boeing Co.	55,917	3,649,143
Caterpillar, Inc.	49,382	4,625,118
Cintas Corp.	9,701	271,240
CSX Corp.	29,014	1,874,595
Cummins, Inc.	15,272	1,680,073
Danaher Corp.	41,404	1,953,027
Deere & Co.	32,917	2,733,757
Donnelley (R.R.) & Sons Co.	15,854	276,969
Dover Corp.	14,368	839,810
Dun & Bradstreet Corp.	3,826	314,076
Eaton Corp.	13,105	1,330,289
Emerson Electric Co.	58,217	3,328,266
Equifax, Inc.	9,486	337,702
Expeditors Int’l. of Wash.	16,619	907,397
Fastenal Co.	11,257	674,407
FedEx Corp.	24,618	2,289,720
Flowserve Corp.	4,307	513,481
Fluor Corp.	13,626	902,859
General Dynamics Corp.	29,292	2,078,560
General Electric Co.	826,966	15,125,208
Goodrich Corp.	9,709	855,072
Grainger (W.W.), Inc.	4,481	618,871
Honeywell International, Inc.	60,421	3,211,980
Illinois Tool Works, Inc.	37,915	2,024,661
Ingersoll-Rand PLC	24,660	1,161,239
Iron Mountain, Inc.	15,472	386,955
ITT Corp.	13,935	726,153
Jacobs Engineering Group, Inc.*	9,546	437,684
L-3 Communications Hldgs., Inc.	8,802	620,453
Lockheed Martin Corp.	22,949	1,604,365
Masco Corp.	27,661	350,188
Norfolk Southern Corp.	28,108	1,765,745
Northrop Grumman Corp.	22,655	1,467,591
Paccar, Inc.	28,439	1,632,967
Pall Corp.	8,893	440,915
Parker Hannifin Corp.	12,455	1,074,867
Pitney Bowes, Inc.	15,703	379,699
Precision Castparts Corp.	10,878	1,514,326
Quanta Services, Inc.*	16,874	336,130
Raytheon Co.	28,261	1,309,615
Republic Services, Inc.	23,443	700,008
Robert Half Int’l., Inc.	11,252	344,311
Robinson (C.H.) Worldwide, Inc.	12,782	1,024,989
Rockwell Automation, Inc.	10,934	784,077
Rockwell Collins, Inc.	12,053	702,208
Roper Industries, Inc.	7,304	558,245
Ryder System, Inc.	3,948	207,823
Snap-On, Inc.	4,481	253,535
Southwest Airlines Co.	56,226	729,813

Stericycle, Inc.*	6,607	534,638
Textron, Inc.	21,043	497,457
Tyco International Ltd.	38,050	1,576,792
Union Pacific Corp.	38,547	3,571,765
United Parcel Service, Inc. Cl B	76,990	5,587,934
United Technologies Corp.	71,261	5,609,666
Waste Management, Inc.	36,824	1,357,701
		96,773,525
INFORMATION TECHNOLOGY (18.1%)
Adobe Systems, Inc.*	38,996	1,200,297
Advanced Micro Devices, Inc.*	44,586	364,713
Akamai Technologies, Inc.*	14,044	660,770
Altera Corp.	24,013	854,383
Amphenol Corp. Cl A	13,412	707,885
Analog Devices, Inc.	22,845	860,571
Apple, Inc.*	70,723	22,812,407
Applied Materials, Inc.	100,574	1,413,065
Autodesk, Inc.*	17,278	660,020
Automatic Data Processing, Inc.	38,012	1,759,195
BMC Software, Inc.*	13,769	649,071
Broadcom Corp. Cl A	35,248	1,535,050
CA, Inc.	29,392	718,340
Cisco Systems, Inc.*	431,471	8,728,658
Citrix Systems, Inc.*	14,323	979,836
Cognizant Technology Solutions*	22,786	1,669,986
Computer Sciences Corp.	11,883	589,397
Compuware Corp.*	16,886	197,060
Corning, Inc.	118,955	2,298,211
Dell, Inc.*	126,900	1,719,495
eBay, Inc.*	89,968	2,503,809
Electronic Arts, Inc.*	25,543	418,394
EMC Corp.*	156,735	3,589,232
F5 Networks, Inc.*	6,061	788,900
Fidelity Nat’l. Information Svcs., Inc.	20,658	565,823
First Solar, Inc.*	4,223	549,581
Fiserv, Inc.*	11,449	670,453
FLIR Systems, Inc.*	12,037	358,101
Google, Inc.*	19,250	11,433,923
Harris Corp.	9,928	449,738
Hewlett-Packard Co.	174,835	7,360,554
Int’l. Business Machines Corp.	95,410	14,002,372
Intel Corp.	427,033	8,980,504
Intuit, Inc.*	21,458	1,057,879
Jabil Circuit, Inc.	14,859	298,517
JDS Uniphase Corp.*	17,044	246,797
Juniper Networks, Inc.*	40,203	1,484,295
KLA-Tencor Corp.	12,810	494,978
Lexmark International, Inc. Cl A*	6,117	212,994
Linear Technology Corp.	17,220	595,640
LSI Corp.*	47,547	284,807
MasterCard, Inc.	7,564	1,695,168
McAfee, Inc.*	11,945	553,173
MEMC Electronic Materials, Inc.*	17,263	194,381
Microchip Technology, Inc.	14,435	493,821
Micron Technology, Inc.*	65,618	526,256
Microsoft Corp.	580,089	16,196,085
Molex, Inc.	10,691	242,900
Monster Worldwide, Inc.*	9,997	236,229
Motorola, Inc.*	181,663	1,647,683
National Semiconductor Corp.	18,280	251,533

NetApp, Inc.*	27,860	1,531,186
Novell, Inc.*	27,144	160,692
Novellus Systems, Inc.*	6,987	225,820
Nvidia Corp.*	44,456	684,622
Oracle Corp.	283,574	8,875,866
Paychex, Inc.	24,569	759,428
QLogic Corp.*	8,264	140,653
QUALCOMM, Inc.	124,775	6,175,115
Red Hat, Inc.*	14,731	672,470
SAIC, Inc.*	22,442	355,930
Salesforce.com, inc.*	9,098	1,200,936
SanDisk Corp.*	17,993	897,131
Symantec Corp.*	60,494	1,012,670
Tellabs, Inc.	28,255	191,569
Teradata Corp.*	12,737	524,255
Teradyne, Inc.*	13,851	194,468
Texas Instruments, Inc.	90,069	2,927,243
Total System Services, Inc.	12,540	192,865
VeriSign, Inc.*	13,117	428,532
Visa, Inc. Cl A	37,320	2,626,582
Western Digital Corp.*	17,763	602,166
Western Union Co.	50,297	934,015
Xerox Corp.	107,371	1,236,914
Xilinx, Inc.	20,291	588,033
Yahoo!, Inc.*	100,540	1,671,980
		163,574,071
MATERIALS (3.6%)
Air Products & Chemicals, Inc.	16,421	1,493,490
Airgas, Inc.	5,786	361,394
AK Steel Hldg. Corp.	8,015	131,206
Alcoa, Inc.	78,513	1,208,315
Allegheny Technologies, Inc.	7,166	395,420
Ball Corp.	6,853	466,347
Bemis Co., Inc.	8,248	269,380
CF Industries Hldgs., Inc.	5,340	721,701
Cliffs Natural Resources, Inc.	10,354	807,716
Dow Chemical Co.	90,080	3,075,331
Du Pont (E.I.) de Nemours & Co.	69,977	3,490,453
Eastman Chemical Co.	5,593	470,259
Ecolab, Inc.	17,781	896,518
FMC Corp.	5,601	447,464
Freeport-McMoRan Copper & Gold, Inc.	35,607	4,276,045
Int’l. Flavors & Fragrances, Inc.	6,173	343,157
International Paper Co.	33,140	902,734
MeadWestvaco Corp.	12,949	338,746
Monsanto Co.	40,235	2,801,965
Newmont Mining Corp.	38,210	2,347,240
Nucor Corp.	24,156	1,058,516
Owens-Illinois, Inc.*	12,691	389,614
PPG Industries, Inc.	12,519	1,052,472
Praxair, Inc.	23,612	2,254,238
Sealed Air Corp.	12,268	312,221
Sherwin-Williams Co.	6,877	575,949
Sigma-Aldrich Corp.	9,367	623,468
Titanium Metals Corp.*	6,585	113,130
United States Steel Corp.	10,745	627,723
Vulcan Materials Co.	10,097	447,903
		32,700,115
TELECOMMUNICATION SERVICES (3.0%)
American Tower Corp. Cl A*	30,947	1,598,103

AT&T, Inc.	457,740	13,448,401
CenturyLink, Inc.	23,404	1,080,563
Frontier Communications Corp.	77,898	757,948
MetroPCS Communications, Inc.*	20,566	259,749
Qwest Communications Int’l., Inc.	134,729	1,025,288
Sprint Nextel Corp.*	230,930	976,834
Verizon Communications, Inc.	219,938	7,869,382
Windstream Corp.	37,566	523,670
		27,539,938
UTILITIES (3.2%)
AES Corp.*	50,565	615,882
Allegheny Energy, Inc.	13,008	315,314
Ameren Corp.	18,640	525,462
American Electric Power Co., Inc.	37,265	1,340,795
CenterPoint Energy, Inc.	32,730	514,516
CMS Energy Corp.	18,925	352,005
Consolidated Edison, Inc.	22,506	1,115,622
Constellation Energy Group, Inc.	15,297	468,547
Dominion Resources, Inc.	44,636	1,906,850
DTE Energy Co.	13,106	593,964
Duke Energy Corp.	102,353	1,822,907
Edison International	25,017	965,656
Entergy Corp.	14,013	992,541
Exelon Corp.	50,987	2,123,099
FirstEnergy Corp.	23,432	867,453
Integrys Energy Group, Inc.	6,032	292,612
NextEra Energy, Inc.	32,089	1,668,307
Nicor, Inc.	3,523	175,868
NiSource, Inc.	21,660	381,649
Northeast Utilities	13,651	435,194
NRG Energy, Inc.*	18,757	366,512
Oneok, Inc.	8,186	454,077
Pepco Hldgs., Inc.	17,448	318,426
PG&E Corp.	30,201	1,444,816
Pinnacle West Capital Corp.	8,414	348,760
PPL Corp.	36,858	970,103
Progress Energy Enterprise	22,715	987,648
Public Svc. Enterprise Group, Inc.	39,148	1,245,298
SCANA Corp.	8,755	355,453
Sempra Energy	18,438	967,626
Southern Co.	64,523	2,466,714
TECO Energy, Inc.	16,481	293,362
Wisconsin Energy Corp.	9,026	531,270
Xcel Energy, Inc.	35,508	836,213
		29,060,521
TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $754,095,669) 97.2%		879,890,835

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.5%)
U.S. Treasury Bill (1)	AAA	0.12	02/03/11	1,000,000	999,890
U.S. Treasury Bill (1)	AAA	0.14	03/31/11	2,000,000	1,999,343
U.S. Treasury Bill (1)	AAA	0.16	03/03/11	700,000	699,855
U.S. Treasury Bill (1)	AAA	0.16	03/03/11	500,000	499,896
					4,198,984
U.S. GOVERNMENT AGENCIES (0.6%)
FHLMC	AAA	0.09	02/14/11	4,385,000	4,384,518

FHLMC	AAA	0.17	02/22/11	1,231,000	1,230,698
					5,615,216
COMMERCIAL PAPER (1.6%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	4,500,000	4,499,438
NetJets, Inc.†	A-1+	0.12	01/03/11	10,000,000	9,999,933
					14,499,371
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $24,313,465) 2.7%					24,313,571

TEMPORARY CASH INVESTMENTS (2) (Cost: $151,300) 0.0% (3)					151,300

TOTAL INVESTMENTS (Cost: $778,560,434) 99.9%					904,355,706

OTHER NET ASSETS 0.1%					1,021,282

NET ASSETS 100.0%					$905,376,988

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.4%)
Abercrombie & Fitch Co. Cl A	1,037	59,762
Amazon.com, Inc.*	4,279	770,220
Apollo Group, Inc.*	1,528	60,341
AutoNation, Inc.*	767	21,629
AutoZone, Inc.*	327	89,137
Bed Bath & Beyond, Inc.*	3,110	152,857
Best Buy Co., Inc.	4,007	137,400
Big Lots, Inc.*	897	27,323
Cablevision Systems Corp. Cl A	2,882	97,527
CarMax, Inc.*	2,698	86,012
Carnival Corp.	5,183	238,988
CBS Corp. Cl B	7,870	149,924
Coach, Inc.	3,546	196,129
Comcast Corp. Cl A	33,888	744,519
D.R. Horton, Inc.	3,391	40,455
Darden Restaurants, Inc.	1,661	77,137
DeVry, Inc.	734	35,217
DIRECTV Cl A*	10,125	404,291
Discovery Communications, Inc. Cl A*	3,406	142,030
Disney (Walt) Co.	22,820	855,978
Expedia, Inc.	2,403	60,291
Family Dollar Stores, Inc.	1,502	74,664
Ford Motor Co.*	45,357	761,544
Fortune Brands, Inc.	1,847	111,282
GameStop Corp. Cl A*	1,823	41,710
Gannett Co., Inc.	2,894	43,670
Gap, Inc.	5,271	116,700
Genuine Parts Co.	1,901	97,597
Goodyear Tire & Rubber Co.*	2,941	34,851
H&R Block, Inc.	3,730	44,424
Harley-Davidson, Inc.	2,824	97,908
Harman Int’l. Industries, Inc.*	832	38,522
Hasbro, Inc.	1,640	77,375
Home Depot, Inc.	19,736	691,944
International Game Technology	3,512	62,127
Interpublic Group of Cos., Inc.*	5,930	62,977
Johnson Controls, Inc.	8,103	309,535
Kohl’s Corp.*	3,750	203,775
Leggett & Platt, Inc.	1,735	39,489
Lennar Corp. Cl A	1,899	35,606
Limited Brands, Inc.	3,134	96,308
Lowe’s Cos., Inc.	16,630	417,080
Macy’s, Inc	5,055	127,892
Marriott International, Inc. Cl A	3,459	143,687
Mattel, Inc.	4,287	109,018
McDonald’s Corp.	12,699	974,775
McGraw-Hill Cos., Inc.	3,729	135,773
Meredith Corp.	440	15,246
Netflix, Inc.*	516	90,661
Newell Rubbermaid, Inc.	3,478	63,230
News Corp. Cl A	27,491	400,269
NIKE, Inc. Cl B	4,554	389,003
Nordstrom, Inc.	2,021	85,650
O’Reilly Automotive, Inc.*	1,692	102,231
Omnicom Group, Inc.	3,597	164,743
Penney (J.C.) Co., Inc.	2,796	90,339

Polo Ralph Lauren Corp.	773	85,741
Priceline.com, Inc.*	588	234,935
Pulte Homes, Inc.*	3,987	29,982
RadioShack Corp.	1,375	25,424
Ross Stores, Inc.	1,462	92,472
Scripps Networks Interactive, Inc. Cl A	1,075	55,631
Sears Hldgs. Corp.*	533	39,309
Stanley Black & Decker, Inc.	2,005	134,074
Staples, Inc.	8,761	199,488
Starbucks Corp.	8,841	284,061
Starwood Hotels & Resorts	2,300	139,794
Target Corp.	8,578	515,795
Tiffany & Co.	1,515	94,339
Time Warner Cable, Inc.	4,250	280,628
Time Warner, Inc.	13,302	427,925
TJX Cos., Inc.	4,800	213,072
Urban Outfitters, Inc.*	1,547	55,398
V.F. Corp.	1,032	88,938
Viacom, Inc. Cl B	7,281	288,400
Washington Post Co. Cl B	66	29,007
Whirlpool Corp.	910	80,835
Wyndham Worldwide Corp.	2,069	61,987
Wynn Resorts Ltd.	909	94,391
Yum! Brands, Inc.	5,629	276,102
		14,626,500
CONSUMER STAPLES (5.4%)
Altria Group, Inc.	25,191	620,202
Archer-Daniels-Midland Co.	7,760	233,421
Avon Products, Inc.	5,144	149,485
Brown-Forman Corp. Cl B	1,253	87,234
Campbell Soup Co.	2,300	79,925
Clorox Co.	1,682	106,437
Coca-Cola Co.	27,940	1,837,614
Coca-Cola Enterprises, Inc.*	4,094	102,473
Colgate-Palmolive Co.	5,843	469,602
ConAgra Foods, Inc.	5,298	119,629
Constellation Brands, Inc. Cl A*	2,154	47,711
Costco Wholesale Corp.	5,233	377,875
CVS Caremark Corp.	16,487	573,253
Dean Foods Co.*	2,204	19,483
Dr. Pepper Snapple Group, Inc.	2,693	94,686
Estee Lauder Cos., Inc. Cl A	1,353	109,187
General Mills, Inc.	7,838	278,954
Heinz (H.J.) Co.	3,877	191,756
Hershey Co.	1,851	87,275
Hormel Foods Corp.	834	42,751
J.M. Smucker Co.	1,440	94,536
Kellogg Co.	3,059	156,254
Kimberly-Clark Corp.	4,899	308,833
Kraft Foods, Inc. Cl A	20,923	659,284
Kroger Co.	7,627	170,540
Lorillard, Inc.	1,810	148,529
McCormick & Co., Inc.	1,603	74,588
Mead Johnson Nutrition Co.	2,464	153,384
Molson Coors Brewing Co. Cl B	1,909	95,813
PepsiCo, Inc.	19,038	1,243,753
Philip Morris Int’l., Inc.	21,826	1,277,476
Proctor & Gamble Co.	33,516	2,156,084
Reynolds American, Inc.	4,046	131,981
Safeway, Inc.	4,420	99,406
Sara Lee Corp.	7,699	134,809

SUPERVALU, Inc.	2,540	24,460
Sysco Corp.	7,068	207,799
Tyson Foods, Inc. Cl A	3,633	62,560
Wal-Mart Stores, Inc.	23,645	1,275,175
Walgreen Co.	11,169	435,144
Whole Foods Market, Inc.*	1,740	88,027
		14,627,388
ENERGY (6.1%)
Anadarko Petroleum Corp.	6,056	461,225
Apache Corp.	4,414	526,281
Baker Hughes, Inc.	5,131	293,339
Cabot Oil & Gas Corp.	1,234	46,707
Cameron International Corp.*	2,923	148,284
Chesapeake Energy Corp.	7,961	206,270
Chevron Corp.	24,403	2,226,774
ConocoPhillips	17,856	1,215,994
Consol Energy, Inc.	2,723	132,719
Denbury Resources, Inc.*	4,793	91,498
Devon Energy Corp.	5,220	409,822
Diamond Offshore Drilling, Inc	836	55,903
El Paso Corp.	8,526	117,318
EOG Resources, Inc.	3,028	276,789
EQT Corp.	1,785	80,039
Exxon Mobil Corp.	60,838	4,448,470
FMC Technologies, Inc.*	1,468	130,520
Halliburton Co.	10,999	449,089
Helmerich & Payne, Inc.	1,275	61,812
Hess Corp.	3,551	271,794
Marathon Oil Corp.	8,549	316,569
Massey Energy Co.	1,213	65,077
Murphy Oil Corp.	2,283	170,198
Nabors Industries Ltd.*	3,436	80,609
National Oilwell Varco, Inc.	5,006	336,654
Newfield Exploration Co.*	1,606	115,809
Noble Energy, Inc.	2,087	179,649
Occidental Petroleum Corp.	9,756	957,064
Peabody Energy Corp.	3,249	207,871
Pioneer Natural Resources Co.	1,406	122,069
QEP Resources, Inc.*	2,149	78,030
Range Resources Corp.	1,918	86,272
Rowan Cos., Inc.*	1,497	52,260
Schlumberger Ltd.	16,377	1,367,480
Southwestern Energy Co.*	4,155	155,522
Spectra Energy Corp.	7,819	195,397
Sunoco, Inc.	1,477	59,538
Tesoro Corp.	1,707	31,648
Valero Energy Corp.	6,835	158,025
Williams Cos., Inc.	6,946	171,705
		16,558,093
FINANCIALS (8.1%)
ACE Ltd.	4,109	255,785
Aflac, Inc.	5,564	313,977
Allstate Corp.	6,485	206,742
American Express Co.	12,767	547,960
American Int’l. Group, Inc.*	1,682	96,917
Ameriprise Financial, Inc.	3,004	172,880
Aon Corp.	3,914	180,083
Apartment Investment & Management Co. Cl A	1,413	36,512
Assurant, Inc.	1,292	49,768
AvalonBay Communities, Inc.	1,019	114,688
Bank of America Corp.	120,912	1,612,966

Bank of New York Mellon Corp.	15,011	453,332
BB&T Corp.	8,395	220,705
Berkshire Hathaway, Inc. Cl B*	20,836	1,669,172
Boston Properties, Inc.	1,672	143,959
Capital One Financial Corp.	5,581	237,527
CB Richard Ellis Group, Inc. Cl A*	3,496	71,598
Charles Schwab Corp.	11,955	204,550
Chubb Corp.	3,700	220,668
Cincinnati Financial Corp.	1,974	62,556
Citigroup, Inc.*	345,745	1,635,374
CME Group, Inc.	813	261,583
Comerica, Inc.	2,096	88,535
Discover Financial Svcs.	6,761	125,281
E*Trade Financial Corp.*	2,343	37,488
Equity Residential	3,407	176,994
Federated Investors, Inc. Cl B	1,100	28,787
Fifth Third Bancorp	9,482	139,196
First Horizon National Corp.*	2,779	32,735
Franklin Resources, Inc.	1,787	198,732
Genworth Financial, Inc. Cl A*	5,858	76,974
Goldman Sachs Group, Inc.	6,172	1,037,884
Hartford Financial Svcs. Group, Inc.	5,291	140,159
HCP, Inc.	3,871	142,414
Health Care REIT, Inc.	1,727	82,274
Host Hotels & Resorts, Inc.	7,877	140,762
Hudson City Bancorp, Inc.	6,299	80,249
Huntington Bancshares, Inc.	8,539	58,663
IntercontinentalExchange, Inc.*	866	103,184
Invesco Ltd.	5,526	132,956
Janus Capital Group, Inc.	2,206	28,612
JPMorgan Chase & Co.	47,226	2,003,327
KeyCorp	10,264	90,836
Kimco Realty Corp.	4,804	86,664
Legg Mason, Inc.	1,811	65,685
Leucadia National Corp.*	2,362	68,923
Lincoln National Corp.	3,773	104,927
Loews Corp.	3,813	148,364
M&T Bank Corp.	1,438	125,178
Marsh & McLennan Cos., Inc.	6,513	178,065
Marshall & Ilsley Corp.	5,410	37,437
MetLife, Inc.	10,860	482,618
Moody’s Corp.	2,487	66,005
Morgan Stanley	18,011	490,079
Nasdaq OMX Group, Inc.*	1,694	40,165
Northern Trust Corp.	2,945	163,182
NYSE Euronext	3,139	94,107
People’s United Financial, Inc.	4,451	62,359
Plum Creek Timber Co., Inc.	1,947	72,915
PNC Financial Svcs. Grp., Inc.	6,329	384,297
Principal Financial Grp., Inc.	3,888	126,593
Progressive Corp.	8,051	159,973
ProLogis	6,797	98,149
Prudential Financial, Inc.	5,795	340,224
Public Storage	1,669	169,270
Regions Financial Corp.	14,576	102,032
Simon Property Group, Inc.	3,515	349,707
SLM Corp.*	5,846	73,601
State Street Corp.	6,070	281,284
SunTrust Banks, Inc.	5,806	171,335
T. Rowe Price Group, Inc.	3,068	198,009
Torchmark Corp.	965	57,649

Travelers Cos., Inc.	5,532	308,188
U.S. Bancorp	23,110	623,277
Unum Group	3,787	91,721
Ventas, Inc.	1,877	98,505
Vornado Realty Trust	1,969	164,077
Wells Fargo & Co.	62,965	1,951,285
Weyerhaeuser Co.	6,381	120,792
XL Capital Ltd. Cl A*	3,833	83,636
Zions Bancorporation	2,109	51,101
		22,006,722
HEALTH CARE (5.6%)
Abbott Laboratories	18,745	898,073
Aetna, Inc.	4,814	146,875
Agilent Technologies, Inc.*	4,058	168,123
Allergan, Inc.	3,694	253,667
AmerisourceBergen Corp.	3,288	112,187
Amgen, Inc.*	11,183	613,947
Bard (C.R.), Inc.	1,114	102,232
Baxter International, Inc.	7,104	359,604
Becton, Dickinson & Co.	2,761	233,360
Biogen Idec, Inc.*	2,849	191,025
Boston Scientific Corp.*	17,481	132,331
Bristol-Myers Squibb Co.	20,750	549,460
Cardinal Health, Inc.	4,130	158,220
CareFusion Corp.*	2,630	67,591
Celgene Corp.*	5,638	333,431
Cephalon, Inc.*	879	54,252
Cerner Corp.*	830	78,634
CIGNA Corp.	3,234	118,558
Coventry Health Care, Inc.*	1,790	47,256
DaVita, Inc.*	1,163	80,817
Dentsply International, Inc.	1,703	58,192
Express Scripts, Inc.*	6,310	341,056
Forest Laboratories, Inc.*	3,523	112,666
Genzyme Corp.*	3,117	221,930
Gilead Sciences, Inc.*	9,932	359,936
Hospira, Inc.*	2,024	112,717
Humana, Inc.*	2,022	110,684
Intuitive Surgical, Inc.*	466	120,112
Johnson & Johnson	33,205	2,053,729
King Pharmaceuticals, Inc.*	3,010	42,291
Laboratory Corp. of America Hldgs.*	1,226	107,790
Life Technologies Corp.*	2,267	125,819
Lilly (Eli) & Co.	12,274	430,081
McKesson Corp.	3,029	213,181
Medco Health Solutions, Inc.*	5,075	310,945
Medtronic, Inc.	12,646	469,040
Merck & Co., Inc.	37,594	1,354,888
Mylan, Inc.*	5,226	110,425
Patterson Cos., Inc.	1,164	35,653
PerkinElmer, Inc.	1,421	36,690
Pfizer, Inc.	97,359	1,704,756
Quest Diagnostics, Inc.	1,690	91,209
St. Jude Medical, Inc.*	4,092	174,933
Stryker Corp.	4,112	220,814
Tenet Healthcare Corp.*	5,844	39,096
Thermo Fisher Scientific, Inc.*	4,753	263,126
UnitedHealth Group, Inc.	13,447	485,571
Varian Medical Systems, Inc.*	1,422	98,516
Waters Corp.*	1,102	85,636
Watson Pharmaceuticals, Inc.*	1,514	78,198

WellPoint, Inc.*	4,770	271,222
Zimmer Hldgs., Inc.*	2,364	126,900
		15,067,445
INDUSTRIALS (5.6%)
3M Co.	8,615	743,475
Avery Dennison Corp.	1,294	54,788
Boeing Co.	8,741	570,438
Caterpillar, Inc.	7,718	722,868
Cintas Corp.	1,517	42,415
CSX Corp.	4,536	293,071
Cummins, Inc.	2,387	262,594
Danaher Corp.	6,471	305,237
Deere & Co.	5,145	427,292
Donnelley (R.R.) & Sons Co.	2,479	43,308
Dover Corp.	2,246	131,279
Dun & Bradstreet Corp.	598	49,090
Eaton Corp.	2,048	207,892
Emerson Electric Co.	9,099	520,190
Equifax, Inc.	1,483	52,795
Expeditors Int’l. of Wash.	2,597	141,796
Fastenal Co.	1,760	105,442
FedEx Corp.	3,847	357,809
Flowserve Corp.	674	80,354
Fluor Corp.	2,130	141,134
General Dynamics Corp.	4,579	324,926
General Electric Co.	129,260	2,364,163
Goodrich Corp.	1,517	133,602
Grainger (W.W.), Inc.	701	96,815
Honeywell International, Inc.	9,444	502,043
Illinois Tool Works, Inc.	5,927	316,502
Ingersoll-Rand PLC	3,855	181,532
Iron Mountain, Inc.	2,419	60,499
ITT Corp.	2,179	113,548
Jacobs Engineering Group, Inc.*	1,492	68,408
L-3 Communications Hldgs., Inc.	1,376	96,994
Lockheed Martin Corp.	3,587	250,767
Masco Corp.	4,323	54,729
Norfolk Southern Corp.	4,394	276,031
Northrop Grumman Corp.	3,542	229,451
Paccar, Inc.	4,445	255,232
Pall Corp.	1,390	68,916
Parker Hannifin Corp.	1,946	167,940
Pitney Bowes, Inc.	2,455	59,362
Precision Castparts Corp.	1,701	236,796
Quanta Services, Inc.*	2,637	52,529
Raytheon Co.	4,418	204,730
Republic Services, Inc.	3,665	109,437
Robert Half Int’l., Inc.	1,759	53,825
Robinson (C.H.) Worldwide, Inc.	1,998	160,220
Rockwell Automation, Inc.	1,710	122,624
Rockwell Collins, Inc.	1,884	109,762
Roper Industries, Inc.	1,141	87,207
Ryder System, Inc.	618	32,532
Snap-On, Inc.	701	39,663
Southwest Airlines Co.	8,789	114,081
Stericycle, Inc.*	1,032	83,509
Textron, Inc.	3,290	77,776
Tyco International Ltd.	5,948	246,485
Union Pacific Corp.	6,025	558,277
United Parcel Service, Inc. Cl B	12,033	873,355

United Technologies Corp.	11,139	876,862
Waste Management, Inc.	5,756	212,224
		15,126,621
INFORMATION TECHNOLOGY (9.4%)
Adobe Systems, Inc.*	6,096	187,635
Advanced Micro Devices, Inc.*	6,969	57,006
Akamai Technologies, Inc.*	2,195	103,275
Altera Corp.	3,753	133,532
Amphenol Corp. Cl A	2,096	110,627
Analog Devices, Inc.	3,571	134,520
Apple, Inc.*	11,054	3,565,573
Applied Materials, Inc.	15,721	220,880
Autodesk, Inc.*	2,701	103,178
Automatic Data Processing, Inc.	5,941	274,949
BMC Software, Inc.*	2,153	101,492
Broadcom Corp. Cl A	5,509	239,917
CA, Inc.	4,595	112,302
Cisco Systems, Inc.*	67,442	1,364,352
Citrix Systems, Inc.*	2,239	153,170
Cognizant Technology Solutions*	3,562	261,059
Computer Sciences Corp.	1,858	92,157
Compuware Corp.*	2,640	30,809
Corning, Inc.	18,594	359,236
Dell, Inc.*	19,836	268,778
eBay, Inc.*	14,062	391,345
Electronic Arts, Inc.*	3,992	65,389
EMC Corp.*	24,499	561,027
F5 Networks, Inc.*	947	123,262
Fidelity Nat’l. Information Svcs., Inc.	3,229	88,442
First Solar, Inc.*	660	85,892
Fiserv, Inc.*	1,790	104,822
FLIR Systems, Inc.*	1,882	55,990
Google, Inc.*	3,008	1,786,662
Harris Corp.	1,552	70,306
Hewlett-Packard Co.	27,328	1,150,509
Int’l. Business Machines Corp.	14,914	2,188,779
Intel Corp.	66,749	1,403,731
Intuit, Inc.*	3,355	165,402
Jabil Circuit, Inc.	2,323	46,669
JDS Uniphase Corp.*	2,665	38,589
Juniper Networks, Inc.*	6,284	232,005
KLA-Tencor Corp.	2,003	77,396
Lexmark International, Inc. Cl A*	956	33,288
Linear Technology Corp.	2,692	93,116
LSI Corp.*	7,432	44,518
MasterCard, Inc.	1,182	264,898
McAfee, Inc.*	1,867	86,461
MEMC Electronic Materials, Inc.*	2,699	30,391
Microchip Technology, Inc.	2,256	77,178
Micron Technology, Inc.*	10,257	82,261
Microsoft Corp.	90,672	2,531,557
Molex, Inc.	1,671	37,965
Monster Worldwide, Inc.*	1,563	36,934
Motorola, Inc.*	28,395	257,543
National Semiconductor Corp.	2,858	39,326
NetApp, Inc.*	4,354	239,296
Novell, Inc.*	4,242	25,113
Novellus Systems, Inc.*	1,093	35,326
Nvidia Corp.*	6,948	106,999
Oracle Corp.	44,325	1,387,373
Paychex, Inc.	3,841	118,725

QLogic Corp.*	1,292	21,990
QUALCOMM, Inc.	19,503	965,203
Red Hat, Inc.*	2,302	105,086
SAIC, Inc.*	3,508	55,637
Salesforce.com, inc.*	1,422	187,704
SanDisk Corp.*	2,812	140,206
Symantec Corp.*	9,456	158,293
Tellabs, Inc.	4,417	29,947
Teradata Corp.*	1,991	81,950
Teradyne, Inc.*	2,165	30,397
Texas Instruments, Inc.	14,079	457,568
Total System Services, Inc.	1,960	30,145
VeriSign, Inc.*	2,051	67,006
Visa, Inc. Cl A	5,834	410,597
Western Digital Corp.*	2,776	94,106
Western Union Co.	7,862	145,997
Xerox Corp.	16,782	193,329
Xilinx, Inc.	3,171	91,896
Yahoo!, Inc.*	15,716	261,357
		25,567,346
MATERIALS (1.9%)
Air Products & Chemicals, Inc.	2,566	233,378
Airgas, Inc.	898	56,089
AK Steel Hldg. Corp.	1,253	20,512
Alcoa, Inc.	12,272	188,866
Allegheny Technologies, Inc.	1,120	61,802
Ball Corp.	1,072	72,950
Bemis Co., Inc.	1,290	42,131
CF Industries Hldgs., Inc.	835	112,850
Cliffs Natural Resources, Inc.	1,619	126,298
Dow Chemical Co.	14,080	480,691
Du Pont (E.I.) de Nemours & Co.	10,937	545,538
Eastman Chemical Co.	874	73,486
Ecolab, Inc.	2,780	140,168
FMC Corp.	875	69,904
Freeport-McMoRan Copper & Gold, Inc.	5,566	668,421
Int’l. Flavors & Fragrances, Inc.	965	53,644
International Paper Co.	5,180	141,103
MeadWestvaco Corp.	2,024	52,948
Monsanto Co.	6,289	437,966
Newmont Mining Corp.	5,972	366,860
Nucor Corp.	3,776	165,464
Owens-Illinois, Inc.*	1,983	60,878
PPG Industries, Inc.	1,957	164,525
Praxair, Inc.	3,690	352,284
Sealed Air Corp.	1,918	48,813
Sherwin-Williams Co.	1,075	90,031
Sigma-Aldrich Corp.	1,464	97,444
Titanium Metals Corp.*	1,030	17,695
United States Steel Corp.	1,680	98,146
Vulcan Materials Co.	1,578	70,000
		5,110,885
TELECOMMUNICATION SERVICES (1.6%)
American Tower Corp. Cl A*	4,837	249,783
AT&T, Inc.	71,547	2,102,051
CenturyLink, Inc.	3,658	168,890
Frontier Communications Corp.	12,175	118,463
MetroPCS Communications, Inc.*	3,214	40,593
Qwest Communications Int’l., Inc.	21,059	160,259
Sprint Nextel Corp.*	36,095	152,682
Verizon Communications, Inc.	34,377	1,230,009

Windstream Corp.	5,871	81,842
		4,304,572
UTILITIES (1.7%)
AES Corp.*	7,904	96,271
Allegheny Energy, Inc.	2,034	49,304
Ameren Corp.	2,913	82,117
American Electric Power Co., Inc.	5,824	209,548
CenterPoint Energy, Inc.	5,115	80,408
CMS Energy Corp.	2,958	55,019
Consolidated Edison, Inc.	3,517	174,338
Constellation Energy Group, Inc.	2,391	73,236
Dominion Resources, Inc.	6,977	298,057
DTE Energy Co.	2,048	92,815
Duke Energy Corp.	15,998	284,924
Edison International	3,911	150,965
Entergy Corp.	2,191	155,189
Exelon Corp.	7,969	331,829
FirstEnergy Corp.	3,663	135,604
Integrys Energy Group, Inc.	942	45,696
NextEra Energy, Inc.	5,015	260,730
Nicor, Inc.	550	27,456
NiSource, Inc.	3,385	59,644
Northeast Utilities	2,133	68,000
NRG Energy, Inc.*	2,932	57,291
Oneok, Inc.	1,280	71,002
Pepco Hldgs., Inc.	2,727	49,768
PG&E Corp.	4,720	225,805
Pinnacle West Capital Corp.	1,315	54,507
PPL Corp.	5,762	151,656
Progress Energy Enterprise	3,550	154,354
Public Svc. Enterprise Group, Inc.	6,119	194,645
SCANA Corp.	1,368	55,541
Sempra Energy	2,882	151,247
Southern Co.	10,085	385,550
TECO Energy, Inc.	2,576	45,853
Wisconsin Energy Corp.	1,410	82,993
Xcel Energy, Inc.	5,550	130,703
		4,542,065
TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $130,702,241) 50.8%		137,537,637

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill (1)	AAA	0.12	02/03/11	400,000	399,956
U.S. Treasury Bill (1)	AAA	0.14	03/31/11	500,000	499,835
					899,791
U.S. GOVERNMENT AGENCIES (0.7%)
Farmer Mac	AAA	0.01	01/03/11	1,800,000	1,799,999
COMMERCIAL PAPER (0.4%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	1,100,000	1,099,863
TOTAL INDEXED ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $3,799,645) 1.4%					3,799,653

TOTAL INDEXED ASSETS (Cost: $134,501,886) 52.2%					141,337,290

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.4%)
AFC Enterprises, Inc.*	9,762	135,692
Amazon.com, Inc.*	3,875	697,500
American Axle & Mfg. Hldgs., Inc.*	6,975	89,699
Apollo Group, Inc.*	6,580	259,844
Bassett Furniture Industries, Inc.*	23,740	99,708
California Pizza Kitchen, Inc.*	22,025	380,592
Carter’s, Inc.*	12,076	356,363
Collective Brands, Inc.*	12,010	253,411
CPI Corp.	16,481	371,647
Dana Hldg. Corp.*	5,475	94,225
Darden Restaurants, Inc.	5,739	266,519
Deckers Outdoor Corp.*	6,027	480,593
Denny’s Corp.*	68,260	244,371
Dillard’s, Inc. Cl A	17,843	676,963
Discovery Communications, Inc. Cl A*	5,192	216,506
Disney (Walt) Co.	15,420	578,404
Ford Motor Co.*	38,038	638,658
Fossil, Inc.*	4,150	292,492
G-III Apparel Group Ltd.*	6,892	242,254
Johnson Controls, Inc.	13,431	513,064
Lincoln Educational Svcs. Corp.*	13,787	213,836
Maidenform Brands, Inc.*	5,450	129,547
NIKE, Inc. Cl B	6,218	531,142
OfficeMax, Inc.*	32,346	572,524
P.F. Chang’s China Bistro, Inc.	3,919	189,915
Pep Boys - Manny, Moe & Jack	21,160	284,179
Pinnacle Entertainment, Inc.*	35,217	493,742
Rent-A-Center, Inc.*	16,303	526,261
Shutterfly, Inc.*	20,459	716,679
Smith & Wesson Hldg. Corp.*	6,969	26,064
Sotheby’s	3,486	156,870
Staples, Inc.	13,739	312,837
Starbucks Corp.	22,773	731,696
Steve Madden Ltd.*	6,874	286,783
Target Corp.	4,275	257,056
Tenneco, Inc.*	5,445	224,116
Time Warner Cable, Inc.	5,762	380,465
Time Warner, Inc.	9,696	311,920
Tupperware Brands Corp.	9,150	436,181
Urban Outfitters, Inc.*	6,948	248,808
Viacom, Inc. Cl B	11,009	436,066
Wolverine World Wide, Inc.	10,246	326,642
		14,681,834
CONSUMER STAPLES (2.4%)
Avon Products, Inc.	7,522	218,589
ConAgra Foods, Inc.	16,095	363,425
Constellation Brands, Inc. Cl A*	14,423	319,469
Diamond Foods, Inc.*	4,287	227,983
Dr. Pepper Snapple Group, Inc.	15,722	552,786
General Mills, Inc.	10,734	382,023
Kraft Foods, Inc. Cl A	16,969	534,693
Pantry, Inc.*	16,215	322,030
PepsiCo, Inc.	14,156	924,811
Proctor & Gamble Co.	18,072	1,162,572
TreeHouse Foods, Inc.*	5,287	270,113
Vector Group Ltd.	8,772	151,931

Wal-Mart Stores, Inc.	18,945	1,021,704
		6,452,129
ENERGY (4.3%)
Apache Corp.	5,088	606,642
Brigham Exploration Co.*	47,372	1,290,413
ConocoPhillips	14,355	977,576
Energy XXI (Bermuda) Ltd.*	21,803	603,289
Exxon Mobil Corp.	27,470	2,008,606
Halliburton Co.	16,927	691,129
Hess Corp.	4,919	376,500
Hornbeck Offshore Svcs., Inc.*	14,997	313,137
Houston American Energy Corp.*	7,030	127,173
Lufkin Industries, Inc.	4,487	279,944
MarkWest Energy Partners LP	15,127	655,150
McMoRan Exploration Co.*	85,766	1,470,029
National Oilwell Varco, Inc.	7,614	512,042
Noble Energy, Inc.	6,515	560,811
Occidental Petroleum Corp.	8,012	785,977
Range Resources Corp.	4,271	192,110
Southwestern Energy Co.*	3,249	121,610
		11,572,138
FINANCIALS (8.5%)
Allstate Corp.	17,342	552,863
AmTrust Financial Svcs., Inc.	6,242	109,235
Ashford Hospitality Trust, Inc.*	65,198	629,161
Aspen Insurance Hldgs. Ltd.	11,833	338,660
Associated Estates Realty Corp.*	12,280	187,761
BancFirst Corp.	4,584	188,815
Bank Mutual Corp.	19,170	91,633
Bank of America Corp.	56,706	756,458
Bank of Marin Bancorp	3,000	105,000
Banner Corp.	36,610	84,935
BB&T Corp.	15,666	411,859
Berkshire Hathaway, Inc. Cl B*	9,460	757,841
Brookline Bancorp, Inc.	31,755	344,542
Bryn Mawr Bank Corp.	9,050	157,923
Capital One Financial Corp.	15,257	649,338
Cash America Int’l., Inc.*	7,400	273,282
Chesapeake Lodging Trust*	14,407	270,996
Citigroup, Inc.*	149,236	705,886
Colonial Properties Trust	16,840	303,962
Dime Community Bancshares	15,045	219,507
EastGroup Properties, Inc.	6,180	261,538
Ellington Financial LLC*	22,160	492,838
FBR Capital Markets Corp.*	5,293	20,219
FelCor Lodging Trust, Inc.*	41,400	291,456
First Financial Bancorp.	10,925	201,894
First Interstate BancSytem, Inc.	13,866	211,318
First Niagara Financial Group, Inc.	17,620	246,328
Forest City Enterprises, Inc. Cl A*	23,340	389,545
Glacier Bancorp, Inc.	16,879	255,042
Goldman Sachs Group, Inc.	5,238	880,822
Hersha Hospitality Trust*	23,780	156,948
Highwoods Properties, Inc.	10,466	333,342
IBERIABANK Corp.	3,835	226,764
Investors Bancorp, Inc.*	15,780	207,034
iShares Russell 2000 Growth Index Fund	2,000	174,840
JPMorgan Chase & Co.	33,775	1,432,736
KKR Financial Hldgs. LLC	11,180	103,974

Marlin Business Svcs. Corp.*	18,753	237,225
MB Financial, Inc.	11,160	193,291
Meadowbrook Insurance Group, Inc.	36,043	369,441
Medical Properties Trust, Inc.	11,507	124,621
MetLife, Inc.	12,531	556,878
Mid-America Apt. Communities, Inc.	3,599	228,501
National Retail Pptys., Inc.	9,339	247,484
NBH Hldgs. Co.†***	16,887	329,297
NewAlliance Bancshares, Inc.	26,144	391,637
Northwest Bancshares, Inc.	18,853	221,711
Pennsylvania REIT	23,297	338,505
PHH Corp.*	12,742	294,977
PNC Financial Svcs. Grp., Inc.	6,683	405,792
ProAssurance Corp.*	5,952	360,691
Prosperity Bancshares, Inc.	5,910	232,145
PS Business Parks, Inc.	3,220	179,418
S.Y. Bancorp, Inc.	17,481	429,159
SeaBright Hldgs., Inc.	29,213	269,344
Senior Housing Pptys. Trust	22,807	500,386
Signature Bank*	12,397	619,850
Simon Property Group, Inc.	5,504	547,593
Stifel Financial Corp.*	4,446	275,830
SVB Financial Group*	7,280	386,204
Symetra Financial Corp.	11,780	161,386
UMB Financial Corp.	5,290	219,112
Urstadt Biddle Properties Cl A*	8,110	157,740
Wells Fargo & Co.	41,694	1,292,097
Westamerica Bancorporation	6,267	347,630
Westfield Financial, Inc.	9,039	83,611
		23,027,851
HEALTH CARE (5.1%)
Abbott Laboratories	17,263	827,070
Abiomed, Inc.*	32,489	312,219
Acorda Therapeutics, Inc.*	7,625	207,858
Allied Healthcare Int’l., Inc.*	46,044	115,570
Alphatec Hldgs., Inc.*	89,878	242,671
American Medical Systems Hldgs., Inc.*	19,429	366,431
Auxilium Pharmaceuticals, Inc.*	4,205	88,726
Bruker Corp.*	11,850	196,710
Celgene Corp.*	7,137	422,082
Conceptus, Inc.*	17,666	243,791
Cyberonics, Inc.*	10,174	315,597
DexCom, Inc.*	8,687	118,578
Emergent Biosolutions, Inc.*	9,326	218,788
Enzon Pharmaceuticals, Inc.*	70,881	862,622
Exelixis, Inc.*	32,021	262,892
Geron Corp.*	12,100	62,557
Gilead Sciences, Inc.*	13,212	478,803
HMS Hldgs. Corp.*	5,124	331,881
Human Genome Sciences, Inc.*	7,031	167,971
Inspire Pharmaceuticals, Inc.*	19,068	160,171
Insulet Corp.*	3,512	54,436
IPC The Hospitalist Co.*	8,100	315,981
Johnson & Johnson	18,173	1,124,000
Laboratory Corp. of America Hldgs.*	4,087	359,329
McKesson Corp.	7,333	516,097
MedAssets, Inc.*	11,818	238,605
Medco Health Solutions, Inc.*	5,560	340,661
Medidata Solutions, Inc.*	9,600	229,248
Merck & Co., Inc.	23,663	852,815

Mylan, Inc.*	23,057	487,194
Neogen Corp.*	7,660	314,290
NuPathe, Inc.*	8,941	81,005
Omnicell, Inc.*	16,276	235,188
Onyx Pharmaceuticals, Inc.*	5,904	217,680
Optimer Pharmaceuticals, Inc.*	6,218	70,326
OSI Pharmaceuticals, Inc. - rights*	1,570	0
PAREXEL International Corp.*	6,375	135,341
Quidel Corp.*	7,500	108,375
RehabCare Group, Inc.*	8,950	212,115
Salix Pharmaceuticals Ltd.*	8,822	414,281
Seattle Genetics, Inc.*	11,490	171,776
St. Jude Medical, Inc.*	11,830	505,733
Steris Corp.	10,100	368,246
SXC Health Solutions Corp.*	5,228	224,072
UnitedHealth Group, Inc.	5,172	186,761
		13,766,543
INDUSTRIALS (6.3%)
Acco Brands Corp.*	26,602	226,649
Actuant Corp. Cl A	13,957	371,535
Administaff, Inc.	3,590	105,187
Alaska Air Group, Inc.*	4,812	272,792
Ameron International Corp.	6,678	509,999
ArvinMeritor, Inc.*	9,600	196,992
Astec Industries, Inc.*	6,745	218,605
Astronics Corp.*	4,750	99,750
AZZ, Inc.	12,080	483,321
Belden, Inc.	4,940	181,891
Boeing Co.	11,365	741,680
Cenveo, Inc.*	10,810	57,725
Clarcor, Inc.	4,575	196,222
CTPartners Executive Search, Inc.*	7,399	116,534
Cummins, Inc.	5,770	634,758
EMCOR Group, Inc.*	6,310	182,864
Encore Wire Corp.	14,281	358,167
EnPro Industries, Inc.*	3,275	136,109
Expeditors Int’l. of Wash.	10,601	578,815
FedEx Corp.	5,782	537,784
Flowserve Corp.	2,935	349,911
Force Protection, Inc.*	42,500	234,175
General Electric Co.	66,845	1,222,595
Genesee & Wyoming, Inc. Cl A*	16,037	849,159
Graham Corp.	10,060	201,200
Great Lakes Dredge & Dock Co.	24,625	181,486
Healthcare Svcs. Group, Inc.	12,637	205,604
Hub Group, Inc. Cl A*	6,732	236,562
Illinois Tool Works, Inc.	8,630	460,842
JetBlue Airways Corp*	26,040	172,124
Kaydon Corp.	15,263	621,509
Miller Industries, Inc.	22,160	315,337
Mueller Industries, Inc.	14,096	460,939
Old Dominion Freight Line, Inc.*	25,246	807,620
Orion Marine Group, Inc.*	22,105	256,418
Powell Industries, Inc.*	4,556	149,801
Precision Castparts Corp.	4,529	630,482
Raven Industries, Inc.*	4,650	221,759
RBC Bearings, Inc.*	7,503	293,217
Robbins & Myers, Inc.	10,874	389,072
SFN Group, Inc.*	42,402	413,844
Southwest Airlines Co.	24,012	311,676

Sun Hydraulics Corp.	9,673	365,639
Teledyne Technologies, Inc.*	6,916	304,097
Tutor Perini Corp.*	27,724	593,571
Union Pacific Corp.	4,042	374,532
UniTek Global Services, Inc.*	7,940	77,966
Universal Forest Products, Inc.*	3,690	143,541
		17,052,057
INFORMATION TECHNOLOGY (9.0%)
ADPT Corp.*	31,810	93,203
Adtran, Inc.	9,393	340,121
Anaren, Inc.*	8,300	173,055
Anixter International, Inc.*	4,212	251,583
Apple, Inc.*	6,171	1,990,518
Ariba, Inc.*	11,519	270,581
Automatic Data Processing, Inc.	6,898	319,239
Ceragon Networks Ltd.*	18,044	237,820
Cirrus Logic, Inc.*	9,556	152,705
Cisco Systems, Inc.*	35,630	720,795
Cognizant Technology Solutions*	5,006	366,890
CommVault Systems, Inc.*	15,706	449,506
comScore, Inc.*	12,682	282,935
DemandTec, Inc.*	11,325	122,763
EMC Corp.*	12,720	291,288
Entropic Communications, Inc.*	17,379	209,938
Forrester Research, Inc.*	9,850	347,607
Global Cash Access Hldgs., Inc.*	31,096	99,196
Google, Inc.*	1,814	1,077,462
Hewlett-Packard Co.	16,767	705,891
iGATE Corp.	13,075	257,708
Informatica Corp.*	18,472	813,322
Int’l. Business Machines Corp.	6,802	998,262
Intersil Corp. Cl A	14,475	221,033
Intevac, Inc.*	14,498	203,117
JDA Software Group, Inc.*	7,000	196,000
KLA-Tencor Corp.	7,904	305,411
Lattice Semiconductor Corp.*	37,247	225,717
Lawson Software, Inc.*	26,164	242,017
Linear Technology Corp.	8,080	279,487
LogMeIn, Inc.*	11,809	523,611
Mercury Computer Systems, Inc.*	18,186	334,259
Microsemi Corp.*	22,968	525,967
Microsoft Corp.	35,092	979,769
MKS Instruments, Inc.*	17,999	440,796
Monolithic Power Systems, Inc.*	11,848	195,729
Monotype Imaging Hldgs., Inc.*	15,771	175,058
Netlogic Microsystems, Inc.*	8,099	254,390
Oracle Corp.	22,854	715,330
Parametric Technology Corp.*	32,308	727,899
Plexus Corp.*	17,590	544,235
Polycom, Inc.*	5,208	203,008
QUALCOMM, Inc.	12,487	617,982
Rackspace Hosting, Inc.*	8,800	276,408
Red Hat, Inc.*	6,422	293,164
RightNow Technologies, Inc.*	11,942	282,667
Riverbed Technology, Inc.*	14,219	500,082
Rogers Corp.*	7,490	286,493
Salesforce.com, inc.*	4,853	640,596
Sapient Corp.	13,840	167,464
SAVVIS, Inc.*	9,525	243,078
Semtech Corp.*	8,731	197,670

Smith Micro Software, Inc.*	8,041	126,565
Sourcefire, Inc.*	11,734	304,263
SuccessFactors, Inc.*	8,111	234,895
Super Micro Computer, Inc.*	19,464	224,615
Texas Instruments, Inc.	14,347	466,278
Tibco Software, Inc.*	43,297	853,384
TTM Technologies, Inc.*	16,920	252,277
Websense, Inc.*	17,886	362,192
Xyratex Ltd.*	12,175	198,574
Yahoo!, Inc.*	12,000	199,560
		24,593,428
MATERIALS (3.0%)
Allied Nevada Gold Corp.*	9,873	259,759
Ball Corp.	4,575	311,329
Buckeye Technologies, Inc.*	12,700	266,827
Commercial Metals Co.	16,058	266,402
Crown Hldgs., Inc.*	24,176	806,995
Cytec Industries, Inc.	6,905	366,379
Dow Chemical Co.	12,303	420,024
Eastman Chemical Co.	6,626	557,114
Ferro Corp.*	10,750	157,380
FMC Corp.	5,268	420,861
Freeport-McMoRan Copper & Gold, Inc.	6,275	753,565
Innophos Hldgs., Inc.	10,171	366,970
Kaiser Aluminum Corp.	9,690	485,372
Sensient Technologies Corp.	5,612	206,129
Silgan Hldgs., Inc.	25,128	899,834
Taseko Mines Ltd.*	52,409	275,147
Universal Stainless & Alloy Products, Inc.*	7,497	234,506
US Gold Corp.*	105,791	853,733
Zep, Inc.	11,617	230,946
		8,139,272
TELECOMMUNICATION SERVICES (1.1%)
Alaska Comm. Systems Group, Inc.	9,420	104,562
AT&T, Inc.	29,713	872,968
Consolidated Comms. Hldgs., Inc.	30,854	595,482
Qwest Communications Int’l., Inc.	50,705	385,865
Sprint Nextel Corp.*	89,975	380,594
Syniverse Hldgs., Inc.*	20,297	626,162
		2,965,633
UTILITIES (1.3%)
Avista Corp.	16,118	362,977
Black Hills Corp.	4,501	135,030
Dominion Resources, Inc.	10,515	449,201
Edison International	6,081	234,727
Entergy Corp.	1,643	116,374
Idacorp, Inc.	8,568	316,845
Northwest Natural Gas Co.	8,689	403,778
PNM Resources, Inc.	17,863	232,576
PPL Corp.	6,743	177,476
Public Svc. Enterprise Group, Inc.	11,846	376,821
Sempra Energy	5,530	290,214
Unisource Energy Corp.	10,253	367,468
		3,463,487
TOTAL ACTIVE ASSETS - COMMON STOCKS (Cost: $100,906,113) 46.4%		125,714,372

	Shares	Value
ACTIVE ASSETS:
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.1%) (3)
Energy XXI (Bermuda) Ltd., 7.25%	556	164,993
TOTAL ACTIVE ASSETS - CONVERTIBLE PREFERRED STOCKS (Cost: $55,600) 0.1%		164,993

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.4%)
Farmer Mac	AAA	0.01	01/03/11	1,000,000	999,999
COMMERCIAL PAPER (0.7%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	800,000	799,900
NetJets, Inc.†	A-1+	0.10	01/03/11	1,100,000	1,099,994
					1,899,894
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,899,893) 1.1%					2,899,893

TOTAL ACTIVE ASSETS (Cost: $103,861,606) 47.6%					128,779,258

TEMPORARY CASH INVESTMENTS (2) (Cost: $152,600) 0.1%					152,600

TOTAL INVESTMENTS (Cost: $238,516,092) 99.9%					270,269,148

OTHER NET ASSETS 0.1%					241,147

NET ASSETS 100.0%					$270,510,295

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.9%)
Bassett Furniture Industries, Inc.*	193,067	810,881
CPI Corp.	131,346	2,961,852
Dillard’s, Inc. Cl A	139,995	5,311,410
Pep Boys - Manny, Moe & Jack	166,501	2,236,108
Rent-A-Center, Inc.*	130,928	4,226,356
Shutterfly, Inc.*	51,196	1,793,396
Tupperware Brands Corp.	41,139	1,961,096
Wolverine World Wide, Inc.	80,484	2,565,830
		21,866,929
CONSUMER STAPLES (0.4%)
Vector Group Ltd.	56,116	971,929

ENERGY (7.4%)
Brigham Exploration Co.*	177,057	4,823,033
Energy XXI (Bermuda) Ltd.*	69,784	1,930,923
Hornbeck Offshore Svcs., Inc.*	119,970	2,504,974
Houston American Energy Corp.*	58,895	1,065,411
MarkWest Energy Partners LP	87,066	3,770,828
McMoRan Exploration Co.*	371,483	6,367,219
		20,462,388
FINANCIALS (35.4%)
AmTrust Financial Svcs., Inc.	50,041	875,718
Ashford Hospitality Trust, Inc.*	428,207	4,132,198
Aspen Insurance Hldgs. Ltd.	95,723	2,739,592
Associated Estates Realty Corp.*	98,269	1,502,533
BancFirst Corp.	36,557	1,505,783
Bank Mutual Corp.	155,894	745,173
Bank of Marin Bancorp	23,912	836,920
Banner Corp.	282,920	656,374
Brookline Bancorp, Inc.	254,994	2,766,685
Bryn Mawr Bank Corp.	72,109	1,258,302
Cash America Int’l., Inc.*	58,545	2,162,067
Chesapeake Lodging Trust*	114,895	2,161,175
Colonial Properties Trust	133,963	2,418,032
Dime Community Bancshares	119,831	1,748,334
EastGroup Properties, Inc.	49,299	2,086,334
Ellington Financial LLC*	176,181	3,918,265
FBR Capital Markets Corp.*	43,046	164,436
FelCor Lodging Trust, Inc.*	331,367	2,332,824
First Interstate BancSytem, Inc.	110,722	1,687,403
First Niagara Financial Group, Inc.	141,473	1,977,793
Forest City Enterprises, Inc. Cl A*	185,447	3,095,110
Glacier Bancorp, Inc.	137,239	2,073,681
Hersha Hospitality Trust*	189,869	1,253,135
Highwoods Properties, Inc.	82,762	2,635,970
IBERIABANK Corp.	30,519	1,804,588
Investors Bancorp, Inc.*	125,737	1,649,669
KKR Financial Hldgs. LLC	90,670	843,231
Marlin Business Svcs. Corp.*	128,034	1,619,630
MB Financial, Inc.	89,095	1,543,125
Meadowbrook Insurance Group, Inc.	284,977	2,921,014
Medical Properties Trust, Inc.	96,395	1,043,958
Mid-America Apt. Communities, Inc.	28,461	1,806,989
National Retail Pptys., Inc.	73,573	1,949,685
NBH Hldgs. Co.†***	98,458	1,919,931
NewAlliance Bancshares, Inc.	209,969	3,145,336
Northwest Bancshares, Inc.	150,143	1,765,682
Pennsylvania REIT	183,503	2,666,299
PHH Corp.*	100,371	2,323,589

ProAssurance Corp.*	47,058	2,851,715
Prosperity Bancshares, Inc.	47,083	1,849,420
S.Y. Bancorp, Inc.	84,989	2,086,480
SeaBright Hldgs., Inc.	232,826	2,146,656
Senior Housing Pptys. Trust	103,372	2,267,982
Signature Bank*	48,822	2,441,100
SVB Financial Group*	57,998	3,076,794
Symetra Financial Corp.	94,046	1,288,430
UMB Financial Corp.	42,166	1,746,516
Urstadt Biddle Properties Cl A*	64,884	1,261,994
Westamerica Bancorporation	50,335	2,792,082
Westfield Financial, Inc.	69,875	646,344
		98,192,076
HEALTH CARE (4.4%)
Abiomed, Inc.*	73,234	703,779
Allied Healthcare Int’l., Inc.*	368,372	924,614
Alphatec Hldgs., Inc.*	364,853	985,103
American Medical Systems Hldgs., Inc.*	66,529	1,254,737
Conceptus, Inc.*	148,168	2,044,718
Enzon Pharmaceuticals, Inc.*	371,642	4,522,883
RehabCare Group, Inc.*	72,222	1,711,661
		12,147,495
INDUSTRIALS (16.1%)
Actuant Corp. Cl A	111,596	2,970,686
Administaff, Inc.	28,045	821,719
Alaska Air Group, Inc.*	38,270	2,169,526
Ameron International Corp.	52,613	4,018,055
AZZ, Inc.	56,450	2,258,565
Cenveo, Inc.*	86,137	459,972
CTPartners Executive Search, Inc.*	23,234	365,936
EMCOR Group, Inc.*	49,773	1,442,422
Encore Wire Corp.	112,400	2,818,992
Force Protection, Inc.*	346,919	1,911,524
Genesee & Wyoming, Inc. Cl A*	75,690	4,007,786
Kaydon Corp.	77,208	3,143,910
Miller Industries, Inc.	173,800	2,473,174
Mueller Industries, Inc.	112,072	3,664,754
Old Dominion Freight Line, Inc.*	124,405	3,979,716
Orion Marine Group, Inc.*	173,012	2,006,939
SFN Group, Inc.*	169,636	1,655,647
Tutor Perini Corp.*	129,053	2,763,025
UniTek Global Services, Inc.*	66,543	653,452
Universal Forest Products, Inc.*	29,499	1,147,511
		44,733,311
INFORMATION TECHNOLOGY (8.6%)
ADPT Corp.*	253,537	742,863
Anixter International, Inc.*	33,810	2,019,471
Cirrus Logic, Inc.*	75,314	1,203,518
CommVault Systems, Inc.*	30,509	873,168
DemandTec, Inc.*	88,840	963,026
Global Cash Access Hldgs., Inc.*	240,733	767,938
Informatica Corp.*	36,312	1,598,817
Microsemi Corp.*	78,695	1,802,116
MKS Instruments, Inc.*	65,269	1,598,438
Parametric Technology Corp.*	89,687	2,020,648
Plexus Corp.*	38,456	1,189,829
Semtech Corp.*	69,852	1,581,449
Super Micro Computer, Inc.*	40,012	461,738
Tibco Software, Inc.*	209,373	4,126,742
TTM Technologies, Inc.*	135,437	2,019,366
Websense, Inc.*	51,172	1,036,233
		24,005,360

MATERIALS (9.5%)
Buckeye Technologies, Inc.*	100,145	2,104,046
Commercial Metals Co.	127,737	2,119,157
Crown Hldgs., Inc.*	192,373	6,421,408
Cytec Industries, Inc.	54,889	2,912,410
Kaiser Aluminum Corp.	75,892	3,801,430
Silgan Hldgs., Inc.	149,949	5,369,674
Taseko Mines Ltd.*	414,590	2,176,598
US Gold Corp.*	183,000	1,476,810
		26,381,533
TELECOMMUNICATION SERVICES (2.0%)
Alaska Comm. Systems Group, Inc.	75,057	833,133
Consolidated Comms. Hldgs., Inc.	121,107	2,337,365
Syniverse Hldgs., Inc.*	72,082	2,223,730
		5,394,228
UTILITIES (4.7%)
Avista Corp.	127,493	2,871,142
Black Hills Corp.	35,563	1,066,890
Idacorp, Inc.	67,739	2,504,988
Northwest Natural Gas Co.	41,737	1,939,518
PNM Resources, Inc.	140,275	1,826,381
Unisource Energy Corp.	81,661	2,926,730
		13,135,649
TOTAL COMMON STOCKS (Cost: $211,266,137) 96.4%		267,290,898

				Shares	Value
CONVERTIBLE PREFERRED STOCKS:
ENERGY (0.5%)
Energy XXI (Bermuda) Ltd., 7.25%				4,255	1,262,671
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost: $425,500) 0.5%					1,262,671

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.5%)
Farmer Mac	AAA	0.01	01/03/11	6,900,000	6,899,996
COMMERCIAL PAPER (3.4%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	5,500,000	5,499,312
NetJets, Inc.†	A-1+	0.10	01/03/11	4,000,000	3,999,978
					9,499,290
TOTAL SHORT-TERM DEBT SECURITIES
(Cost: $16,399,286) 5.9%					16,399,286

TOTAL INVESTMENTS
(Cost: $228,090,923) 102.8%					284,952,855

OTHER NET ASSETS -2.8%					(7,763,020)

NET ASSETS 100.0%					$277,189,835

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (15.1%)
AFC Enterprises, Inc.*	76,948	1,069,577
American Axle & Mfg. Hldgs., Inc.*	54,475	700,549
California Pizza Kitchen, Inc.*	167,597	2,896,076
Carter’s, Inc.*	91,846	2,710,375
Collective Brands, Inc.*	94,299	1,989,709
Dana Hldg. Corp.*	42,850	737,449
Deckers Outdoor Corp.*	45,897	3,659,827
Denny’s Corp.*	537,974	1,925,947
Fossil, Inc.*	31,613	2,228,084
G-III Apparel Group Ltd.*	52,358	1,840,384
Lincoln Educational Svcs. Corp.*	103,770	1,609,473
Maidenform Brands, Inc.*	42,950	1,020,922
OfficeMax, Inc.*	245,688	4,348,678
P.F. Chang’s China Bistro, Inc.	30,855	1,495,233
Pinnacle Entertainment, Inc.*	267,932	3,756,407
Shutterfly, Inc.*	106,198	3,720,116
Smith & Wesson Hldg. Corp.*	56,635	211,815
Sotheby’s	26,504	1,192,680
Steve Madden Ltd.*	50,782	2,118,625
Tenneco, Inc.*	42,660	1,755,886
Tupperware Brands Corp.	31,322	1,493,120
		42,480,932
CONSUMER STAPLES (2.7%)
Diamond Foods, Inc.*	34,267	1,822,319
Pantry, Inc.*	123,823	2,459,125
TreeHouse Foods, Inc.*	40,201	2,053,869
Vector Group Ltd.	67,088	1,161,964
		7,497,277
ENERGY (5.9%)
Brigham Exploration Co.*	199,283	5,428,467
Energy XXI (Bermuda) Ltd.*	98,436	2,723,724
Lufkin Industries, Inc.	34,209	2,134,300
MarkWest Energy Partners LP	33,268	1,440,837
McMoRan Exploration Co.*	283,038	4,851,271
		16,578,599
FINANCIALS (4.2%)
First Financial Bancorp.	83,681	1,546,425
iShares Russell 2000 Growth Index Fund	15,725	1,374,680
PS Business Parks, Inc.	24,650	1,373,498
S.Y. Bancorp, Inc.	51,638	1,267,713
Senior Housing Pptys. Trust	74,578	1,636,241
Signature Bank*	47,137	2,356,850
Stifel Financial Corp.*	33,997	2,109,174
		11,664,581
HEALTH CARE (16.8%)
Abiomed, Inc.*	181,681	1,745,954
Acorda Therapeutics, Inc.*	57,904	1,578,463
Alphatec Hldgs., Inc.*	338,914	915,068
American Medical Systems Hldgs., Inc.*	83,774	1,579,978
Auxilium Pharmaceuticals, Inc.*	32,219	679,821
Bruker Corp.*	90,125	1,496,075
Cyberonics, Inc.*	77,511	2,404,391
DexCom, Inc.*	65,912	899,699

Emergent Biosolutions, Inc.*	71,397	1,674,974
Enzon Pharmaceuticals, Inc.*	179,966	2,190,186
Exelixis, Inc.*	245,099	2,012,263
Geron Corp.*	91,696	474,068
HMS Hldgs. Corp.*	39,108	2,533,025
Human Genome Sciences, Inc.*	53,486	1,277,781
Inspire Pharmaceuticals, Inc.*	145,909	1,225,636
Insulet Corp.*	26,712	414,036
IPC The Hospitalist Co.*	61,650	2,404,967
MedAssets, Inc.*	90,505	1,827,296
Medidata Solutions, Inc.*	72,625	1,734,285
Neogen Corp.*	59,849	2,455,604
NuPathe, Inc.*	68,007	616,143
Omnicell, Inc.*	124,598	1,800,441
Onyx Pharmaceuticals, Inc.*	45,190	1,666,155
Optimer Pharmaceuticals, Inc.*	47,604	538,401
PAREXEL International Corp.*	50,825	1,079,015
Quidel Corp.*	57,125	825,456
Salix Pharmaceuticals Ltd.*	67,041	3,148,245
Seattle Genetics, Inc.*	87,302	1,305,165
Steris Corp.	78,839	2,874,470
SXC Health Solutions Corp.*	39,616	1,697,942
		47,075,003
INDUSTRIALS (15.2%)
Acco Brands Corp.*	197,748	1,684,813
ArvinMeritor, Inc.*	75,025	1,539,513
Astec Industries, Inc.*	51,660	1,674,301
Astronics Corp.*	37,125	779,625
AZZ, Inc.	38,130	1,525,581
Belden, Inc.	37,836	1,393,122
Clarcor, Inc.	34,525	1,480,777
CTPartners Executive Search, Inc.*	36,393	573,190
EnPro Industries, Inc.*	25,750	1,070,170
Genesee & Wyoming, Inc. Cl A*	50,613	2,679,958
Graham Corp.	76,622	1,532,440
Great Lakes Dredge & Dock Co.	187,275	1,380,217
Healthcare Svcs. Group, Inc.	96,075	1,563,140
Hub Group, Inc. Cl A*	51,483	1,809,113
JetBlue Airways Corp*	198,229	1,310,294
Kaydon Corp.	41,300	1,681,736
Old Dominion Freight Line, Inc.*	76,189	2,437,286
Powell Industries, Inc.*	34,523	1,135,116
Raven Industries, Inc.*	36,363	1,734,151
RBC Bearings, Inc.*	57,125	2,232,445
Robbins & Myers, Inc.	82,682	2,958,362
SFN Group, Inc.*	159,117	1,552,982
Sun Hydraulics Corp.	74,184	2,804,155
Teledyne Technologies, Inc.*	52,422	2,304,995
Tutor Perini Corp.*	86,338	1,848,497
		42,685,979
INFORMATION TECHNOLOGY (28.9%)
Adtran, Inc.	75,241	2,724,477
Anaren, Inc.*	64,675	1,348,474
Ariba, Inc.*	87,183	2,047,929
Ceragon Networks Ltd.*	137,146	1,807,584
CommVault Systems, Inc.*	90,430	2,588,107
comScore, Inc.*	101,516	2,264,822
Entropic Communications, Inc.*	139,164	1,681,101
Forrester Research, Inc.*	74,830	2,640,751

iGATE Corp.	99,148	1,954,207
Informatica Corp.*	105,536	4,646,750
Intersil Corp. Cl A	115,925	1,770,175
Intevac, Inc.*	110,315	1,545,513
JDA Software Group, Inc.*	53,150	1,488,200
Lattice Semiconductor Corp.*	283,311	1,716,865
Lawson Software, Inc.*	199,219	1,842,776
LogMeIn, Inc.*	88,076	3,905,290
Mercury Computer Systems, Inc.*	138,344	2,542,763
Microsemi Corp.*	99,129	2,270,054
MKS Instruments, Inc.*	74,570	1,826,219
Monolithic Power Systems, Inc.*	90,092	1,488,320
Monotype Imaging Hldgs., Inc.*	119,538	1,326,872
Netlogic Microsystems, Inc.*	61,539	1,932,940
Parametric Technology Corp.*	161,282	3,633,683
Plexus Corp.*	97,593	3,019,527
Polycom, Inc.*	39,855	1,553,548
Rackspace Hosting, Inc.*	66,861	2,100,104
RightNow Technologies, Inc.*	90,924	2,152,171
Riverbed Technology, Inc.*	113,777	4,001,537
Rogers Corp.*	57,017	2,180,900
Sapient Corp.	105,924	1,281,680
SAVVIS, Inc.*	72,388	1,847,342
Smith Micro Software, Inc.*	63,869	1,005,298
Sourcefire, Inc.*	88,237	2,287,985
SuccessFactors, Inc.*	62,023	1,796,186
Super Micro Computer, Inc.*	113,299	1,307,470
Tibco Software, Inc.*	124,561	2,455,097
Websense, Inc.*	86,278	1,747,130
Xyratex Ltd.*	92,613	1,510,518
		81,240,365
MATERIALS (6.3%)
Allied Nevada Gold Corp.*	74,962	1,972,250
Ferro Corp.*	81,775	1,197,186
Innophos Hldgs., Inc.	77,471	2,795,154
Sensient Technologies Corp.	44,899	1,649,140
Silgan Hldgs., Inc.	47,366	1,696,176
Universal Stainless & Alloy Products, Inc.*	56,944	1,781,208
US Gold Corp.*	636,404	5,135,780
Zep, Inc.	79,186	1,574,218
		17,801,112
TELECOMMUNICATION SERVICES (1.8%)
Consolidated Comms. Hldgs., Inc.	118,601	2,288,999
Syniverse Hldgs., Inc.*	85,451	2,636,163
		4,925,162
UTILITIES (0.4%)
Northwest Natural Gas Co.	25,662	1,192,513

TOTAL COMMON STOCKS
(Cost: $192,379,310) 97.3%		273,141,523

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.3%)
Farmer Mac	AAA	0.01	01/03/11	3,700,000	3,699,998
COMMERCIAL PAPER (1.4%)

NetJets, Inc.†	A-1+	0.10	01/03/11	3,800,000	3,799,979
TOTAL SHORT-TERM DEBT SECURITIES
(Cost: $7,499,977) 2.7%					7,499,977

TOTAL INVESTMENTS
(Cost: $199,879,287) 100.0%					280,641,500

OTHER NET ASSETS 0.0% (3)					126,382

NET ASSETS 100.0%					$280,767,882

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION -  MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (9.6%)
Cablevision Systems Corp. Cl A	10,405	352,105
CBS Corp. Cl B	19,823	377,628
Discovery Communications, Inc. Cl A*	6,026	251,284
Discovery Communications, Inc. Cl C*	5,945	218,122
DreamWorks Animation SKG Cl A*	7,129	210,092
GameStop Corp. Cl A*	5,220	119,434
Lamar Advertising Co. Cl A*	9,754	388,599
Mohawk Industries, Inc.*	9,110	517,084
Newell Rubbermaid, Inc.	26,786	486,969
Penney (J.C.) Co., Inc.	3,815	123,263
Rent-A-Center, Inc.*	12,521	404,178
Skechers U.S.A., Inc. Cl A*	19,225	384,500
V.F. Corp.	10,322	889,550
Whirlpool Corp.	6,068	539,020
		5,261,828
CONSUMER STAPLES (6.4%)
ConAgra Foods, Inc.	32,633	736,853
Dr. Pepper Snapple Group, Inc.	18,290	643,076
J.M. Smucker Co.	7,040	462,176
Molson Coors Brewing Co. Cl B	9,596	481,623
Safeway, Inc.	18,143	408,036
Vector Group Ltd.	43,771	758,114
		3,489,878
ENERGY (10.8%)
Arch Coal, Inc.	18,731	656,709
Atwood Oceanics, Inc.*	16,190	605,020
Denbury Resources, Inc.*	22,070	421,316
Enterprise Products Partners LP	6,535	271,921
McMoRan Exploration Co.*	30,722	526,575
Noble Energy, Inc.	8,725	751,048
Plains Exploration & Production Co.*	12,640	406,250
Pride International, Inc.*	16,064	530,112
Range Resources Corp.	14,921	671,147
Spectra Energy Corp.	18,186	454,468
Unit Corp.*	13,292	617,812
		5,912,378
FINANCIALS (25.9%)
American Financial Group, Inc.	23,401	755,618
Ameriprise Financial, Inc.	16,144	929,087
Annaly Capital Mgmt., Inc.	17,900	320,768
Aon Corp.	13,623	626,794
Associated Banc-Corp.	36,404	551,521
Assurant, Inc.	3,679	141,715
BOK Financial Corp.	12,306	657,140
Boston Properties, Inc.	6,058	521,594
City National Corp.	4,682	287,288
Cullen/Frost Bankers, Inc.	6,131	374,727
Developers Diversified Realty Corp.	12,752	179,676
Discover Financial Svcs.	6,265	116,090
Equity Residential	17,622	915,463
Everest Re Group Ltd.	5,907	501,032
Fulton Financial Corp.	41,368	427,745
Genworth Financial, Inc. Cl A*	17,885	235,009
HCC Insurance Hldgs., Inc.	5,270	152,514
Host Hotels & Resorts, Inc.	35,760	639,031

Legg Mason, Inc.	15,970	579,232
Marsh & McLennan Cos., Inc.	12,864	351,702
National Retail Pptys., Inc.	17,093	452,965
People’s United Financial, Inc.	42,023	588,742
Principal Financial Grp., Inc.	6,976	227,139
Progressive Corp.	18,618	369,940
ProLogis	33,671	486,209
Public Storage	5,302	537,729
SPDR KBW Regional Banking ETF	20,968	554,604
StanCorp Financial Group, Inc.	13,389	604,379
Vornado Realty Trust	10,209	850,716
Wilmington Trust Corp.	55,450	240,653
		14,176,822
HEALTH CARE (6.0%)
AmerisourceBergen Corp.	18,305	624,567
CIGNA Corp.	11,911	436,657
Hospira, Inc.*	9,674	538,745
Laboratory Corp. of America Hldgs.*	4,777	419,994
Mednax, Inc.*	3,790	255,029
Mettler-Toledo Int’l., Inc.*	5,191	784,931
Mylan, Inc.*	9,239	195,220
		3,255,143
INDUSTRIALS (10.6%)
Alliant TechSystems, Inc.*	5,015	373,266
Flowserve Corp.	3,023	360,402
General Cable Corp.*	12,211	428,484
ITT Corp.	5,143	268,002
Joy Global, Inc.	8,515	738,676
Kirby Corp.*	14,332	631,325
L-3 Communications Hldgs., Inc.	3,475	244,953
Lincoln Electric Hldgs., Inc.	6,225	406,306
Oshkosh Corp.*	15,991	563,523
Precision Castparts Corp.	6,080	846,397
Shaw Group, Inc.*	11,791	403,606
Southwest Airlines Co.	16,401	212,885
Timken Co.	7,097	338,740
		5,816,565
INFORMATION TECHNOLOGY (4.2%)
Amdocs Ltd.*	14,072	386,558
Harris Corp.	7,076	320,543
McAfee, Inc.*	4,766	220,713
NCR Corp.*	24,712	379,823
Teradata Corp.*	13,026	536,150
Xerox Corp.	38,042	438,244
		2,282,031
MATERIALS (8.8%)
Agnico-Eagle Mines Ltd.	7,619	584,377
Crown Hldgs., Inc.*	53,946	1,800,718
Cytec Industries, Inc.	13,998	742,734
Eastman Chemical Co.	7,613	640,101
Sonoco Products Co.	22,460	756,228
Steel Dynamics, Inc.	14,364	262,861
		4,787,019
TELECOMMUNICATION SERVICES (2.2%)
CenturyLink, Inc.	14,595	673,851
Windstream Corp.	36,802	513,020
		1,186,871

UTILITIES (12.0%)
Ameren Corp.				22,774	641,999
Atmos Energy Corp.				18,857	588,338
Constellation Energy Group, Inc.				19,151	586,595
Edison International				19,188	740,657
Entergy Corp.				6,518	461,670
FirstEnergy Corp.				20,317	752,135
Genon Energy, Inc.*				134,913	514,019
Great Plains Energy, Inc.				28,570	553,972
Integrys Energy Group, Inc.				11,119	539,383
ITC Hldgs. Corp.				10,037	622,093
NV Energy, Inc.				41,978	589,791
					6,590,652
TOTAL COMMON STOCKS
(Cost: $47,581,808) 96.5%					52,759,187

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.2%)
Farmer Mac	AAA	0.01	01/03/11	1,200,000	1,199,999
COMMERCIAL PAPER (3.8%)
Hewlett-Packard Co.†	A-1	0.18	01/07/11	1,000,000	999,970
NetJets, Inc.†	A-1+	0.10	01/03/11	1,100,000	1,099,994
					2,099,964
TOTAL SHORT-TERM DEBT SECURITIES
(Cost: $3,299,963) 6.0%					3,299,963

TOTAL INVESTMENTS
(Cost: $50,881,771) 102.5%					56,059,150

OTHER NET ASSETS -2.5%					(1,369,297)

NET ASSETS 100.0%					$54,689,853

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (13.9%)
99 Cents Only Stores*	20,540	327,408
Aaron’s, Inc.*	31,977	652,011
Advance Auto Parts, Inc.	37,149	2,457,406
Aeropostale, Inc.*	39,801	980,697
American Eagle Outfitters, Inc.	85,414	1,249,607
American Greetings Corp. Cl A	17,297	383,302
AnnTaylor Stores Corp.*	25,138	688,530
Ascena Retail Group, Inc.*	30,062	794,238
Bally Technologies, Inc.*	23,156	976,952
Barnes & Noble, Inc.	17,286	244,597
Bob Evans Farms, Inc.	13,136	432,963
BorgWarner, Inc.*	49,277	3,565,684
Boyd Gaming Corp.*	24,947	264,438
Brinker International, Inc.	39,748	829,938
Career Education Corp.*	28,349	587,675
Cheesecake Factory, Inc.*	25,435	779,837
Chico’s FAS, Inc.	76,751	923,315
Chipotle Mexican Grill, Inc. Cl A*	13,179	2,802,646
Collective Brands, Inc.*	28,201	595,041
Deckers Outdoor Corp.*	16,107	1,284,372
Dick’s Sporting Goods, Inc.*	37,787	1,417,013
Dollar Tree, Inc.*	54,831	3,074,922
DreamWorks Animation SKG Cl A*	31,486	927,892
Eastman Kodak Co.*	113,669	609,266
Foot Locker, Inc.	66,529	1,305,299
Fossil, Inc.*	22,196	1,564,374
Gentex Corp.	60,589	1,791,011
Guess?, Inc.	26,925	1,274,091
Hanesbrands, Inc.*	42,069	1,068,553
Harte-Hanks, Inc.	16,953	216,490
International Speedway Corp. Cl A	12,686	331,993
ITT Educational Svcs., Inc.*	11,184	712,309
J. Crew Group, Inc.*	27,820	1,200,155
KB Home	30,991	418,069
Lamar Advertising Co. Cl A*	24,492	975,761
Life Time Fitness, Inc.*	18,243	747,781
LKQ Corp.*	62,987	1,431,065
Matthews International Corp. Cl A	12,806	447,954
MDC Hldgs., Inc.	16,273	468,174
Mohawk Industries, Inc.*	24,488	1,389,939
New York Times Co. Cl A*	50,318	493,116
NVR, Inc.*	2,447	1,690,926
Office Depot, Inc.*	119,748	646,639
Panera Bread Co. Cl A*	13,092	1,325,041
PetSmart, Inc.	50,702	2,018,954
Phillips-Van Heusen Corp.	28,403	1,789,673
Polaris Industries, Inc.*	14,728	1,149,079
Regis Corp.	24,645	409,107
Rent-A-Center, Inc.*	27,330	882,212
Ryland Group, Inc.	19,064	324,660
Saks, Inc.*	69,644	745,191
Scholastic Corp.	10,142	299,595

Scientific Games Corp. Cl A*	26,948	268,402
Service Corp. International	104,261	860,153
Sotheby’s	28,282	1,272,690
Strayer Education, Inc.	5,836	888,356
The Warnaco Group, Inc.*	18,713	1,030,525
Thor Industries, Inc.	18,230	619,091
Timberland Co.*	16,658	409,620
Toll Brothers, Inc.*	62,377	1,185,163
Tractor Supply Co.	31,847	1,544,261
Tupperware Brands Corp.	26,863	1,280,559
Under Armour, Inc. Cl A*	14,942	819,419
Wendy’s/Arby’s Group, Inc. Cl A	137,558	635,518
Wiley (John) & Sons, Inc. Cl A	20,241	915,703
Williams-Sonoma, Inc.	44,815	1,599,447
WMS Industries, Inc.*	24,868	1,125,028
		68,420,896
CONSUMER STAPLES (3.5%)
Alberto-Culver Co.	37,287	1,381,110
BJ’s Wholesale Club, Inc.*	23,746	1,137,433
Church & Dwight Co., Inc.	30,420	2,099,588
Corn Products Int’l., Inc.	32,933	1,514,918
Energizer Hldgs., Inc.*	30,637	2,233,437
Flowers Foods, Inc.	32,795	882,513
Green Mountain Coffee Roasters, Inc.*	49,243	1,618,125
Hansen Natural Corp.*	28,757	1,503,416
Lancaster Colony Corp.	8,285	473,902
Ralcorp Hldgs., Inc.*	23,415	1,522,209
Ruddick Corp.	18,790	692,224
Smithfield Foods, Inc.*	71,612	1,477,356
Tootsie Roll Industries, Inc.	10,665	308,965
Universal Corp.	10,355	421,449
		17,266,645
ENERGY (5.8%)
Arch Coal, Inc.	70,233	2,462,369
Atwood Oceanics, Inc.*	24,248	906,148
Bill Barrett Corp.*	19,732	811,577
Cimarex Energy Co.	36,805	3,258,347
Comstock Resources, Inc.*	20,464	502,596
Dril-Quip, Inc.*	15,055	1,170,075
Exterran Hldgs., Inc.*	27,011	646,913
Forest Oil Corp.*	48,731	1,850,316
Frontier Oil Corp.	45,555	820,446
Helix Energy Solutions Group*	47,042	571,090
Oceaneering Int’l., Inc.*	23,184	1,707,038
Overseas Shipholding Group, Inc.	11,716	414,981
Patriot Coal Corp.*	34,001	658,599
Patterson-UTI Energy, Inc.	67,262	1,449,496
Plains Exploration & Production Co.*	60,939	1,958,579
Pride International, Inc.*	76,683	2,530,539
Quicksilver Resources, Inc.*	51,150	753,951
SM Energy Co.*	26,948	1,588,046
Southern Union Co.	54,298	1,306,953
Superior Energy Services, Inc.*	33,612	1,176,084
Tidewater, Inc.	22,233	1,197,025
Unit Corp.*	17,198	799,363
		28,540,531

FINANCIALS (19.1%)
Affiliated Managers Group, Inc.*	22,162	2,198,914
Alexandria Real Estate Equities, Inc.	24,103	1,765,786
AMB Property Corp.	72,445	2,297,231
American Financial Group, Inc.	34,295	1,107,386
Apollo Investment Corp.	85,728	949,009
Associated Banc-Corp.	75,108	1,137,886
Astoria Financial Corp.	35,774	497,616
BancorpSouth, Inc.	31,439	501,452
Bank of Hawaii Corp.	20,929	988,058
Berkley (W.R.) Corp.	51,947	1,422,309
BRE Properties, Inc.	27,607	1,200,905
Brown & Brown, Inc.	50,612	1,211,651
Camden Property Trust	29,603	1,597,970
Cathay General Bancorp	33,798	564,427
City National Corp.	19,715	1,209,712
Commerce Bancshares, Inc.	33,475	1,329,962
Corporate Office Pptys. Trust	28,776	1,005,721
Cousins Properties, Inc.	46,565	388,352
Cullen/Frost Bankers, Inc.	26,230	1,603,178
Duke Realty Corp.	110,503	1,376,867
East West Bancorp, Inc.	64,255	1,256,185
Eaton Vance Corp.	51,128	1,545,599
Equity One, Inc.	19,936	362,436
Essex Property Trust, Inc.	13,572	1,550,194
Everest Re Group Ltd.	23,826	2,020,921
Federal Realty Investment Trust	26,413	2,058,365
Fidelity Nat’l. Financial, Inc. Cl A	97,840	1,338,451
First American Financial Corp.	45,291	676,648
First Niagara Financial Group, Inc.	91,048	1,272,851
FirstMerit Corp.	46,883	927,815
Fulton Financial Corp.	86,408	893,459
Gallagher (Arthur J.) & Co.	46,262	1,345,299
Greenhill & Co., Inc.	10,881	888,760
Hanover Insurance Group, Inc.	19,535	912,675
HCC Insurance Hldgs., Inc.	50,481	1,460,920
Highwoods Properties, Inc.	30,921	984,834
Hospitality Properties Trust	52,884	1,218,447
International Bancshares Corp.	22,864	457,966
Jefferies Group, Inc.	52,520	1,398,608
Jones Lang LaSalle, Inc.	18,322	1,537,582
Liberty Property Trust	48,975	1,563,282
Mack-Cali Realty Corp.	34,227	1,131,545
Mercury General Corp.	15,702	675,343
MSCI, Inc. Cl A*	50,499	1,967,441
Nationwide Health Pptys., Inc.	54,180	1,971,068
New York Community Bancorp, Inc.	189,524	3,572,527
NewAlliance Bancshares, Inc.	45,737	685,140
Old Republic Int’l. Corp.	110,536	1,506,606
OMEGA Healthcare Investors, Inc.	42,001	942,502
PacWest Bancorp	13,507	288,780
Potlatch Corp.	17,434	567,477
Prosperity Bancshares, Inc.	20,211	793,888
Protective Life Corp.	37,344	994,844
Raymond James Financial, Inc.	42,779	1,398,873
Rayonier, Inc.	34,441	1,808,841

Realty Income Corp.	50,382	1,723,064
Regency Centers Corp.	35,087	1,482,075
Reinsurance Grp. of America, Inc.	31,623	1,698,471
SEI Investments Co.	62,669	1,490,896
Senior Housing Pptys. Trust	59,853	1,313,175
SL Green Realty Corp	33,700	2,275,087
StanCorp Financial Group, Inc.	20,036	904,425
SVB Financial Group*	17,755	941,903
Synovus Financial Corp.	335,304	885,203
TCF Financial Corp.	53,754	796,097
The Macerich Co.	54,607	2,586,734
Transatlantic Hldgs., Inc.	27,519	1,420,531
Trustmark Corp.	24,578	610,518
UDR, Inc.	78,787	1,853,070
Unitrin, Inc.	21,496	527,512
Valley National Bancorp	69,344	991,619
Waddell & Reed Financial, Inc. Cl A	36,522	1,288,861
Washington Federal, Inc.	48,556	821,568
Webster Financial Corp.	28,107	553,708
Weingarten Realty Investors	52,027	1,236,162
Westamerica Bancorporation	12,703	704,635
		94,435,878
HEALTH CARE (10.8%)
Allscripts Healthcare Solutions, Inc.*	78,707	1,516,684
Beckman Coulter, Inc.	30,137	2,267,207
Bio-Rad Laboratories, Inc. Cl A*	8,566	889,579
Charles River Laboratories Int’l., Inc.*	25,109	892,374
Community Health Systems, Inc.*	41,232	1,540,840
Covance, Inc.*	28,166	1,448,014
Edwards Lifesciences Corp.*	47,968	3,877,730
Endo Pharmaceuticals Hldgs., Inc.*	51,441	1,836,958
Gen-Probe, Inc.*	20,859	1,217,123
Health Management Associates, Inc. Cl A*	111,013	1,059,064
Health Net, Inc.*	40,642	1,109,120
Hill-Rom Hldgs., Inc.	27,839	1,096,021
Hologic, Inc.*	112,105	2,109,816
IDEXX Laboratories, Inc.*	24,683	1,708,557
Immucor, Inc.*	30,538	605,569
Kindred Healthcare, Inc.*	17,337	318,481
Kinetic Concepts, Inc.*	27,375	1,146,465
LifePoint Hospitals, Inc.*	23,021	846,022
Lincare Hldgs., Inc.*	42,993	1,153,502
Masimo Corp.	25,687	746,721
Medicis Pharmaceutical Corp. Cl A	26,486	709,560
Mednax, Inc.*	20,684	1,391,826
Mettler-Toledo Int’l., Inc.*	13,981	2,114,067
Omnicare, Inc.	49,775	1,263,787
Owens & Minor, Inc.	27,209	800,761
Perrigo Co.	36,314	2,299,766
Pharmaceutical Product Development, Inc.	52,210	1,416,979
ResMed, Inc.*	64,522	2,235,042
Schein (Henry), Inc.*	39,770	2,441,480
Steris Corp.	25,555	931,735
Techne Corp.	16,039	1,053,281
Teleflex, Inc.	17,413	936,994
Thoratec Corp.*	25,269	715,618

United Therapeutics Corp.*	21,989	1,390,145
Universal Health Svcs., Inc. Cl B	42,272	1,835,450
VCA Antech, Inc.*	37,722	878,545
Vertex Pharmaceuticals, Inc.*	85,987	3,012,125
WellCare Health Plans, Inc.*	18,633	563,089
		53,376,097
INDUSTRIALS (15.7%)
Acuity Brands, Inc.	18,339	1,057,610
Aecom Technology Corp.*	50,672	1,417,296
AGCO Corp.*	39,503	2,001,222
AirTran Hldgs., Inc.*	58,533	432,559
Alaska Air Group, Inc.*	15,773	894,171
Alexander & Baldwin, Inc.	17,915	717,137
Alliant TechSystems, Inc.*	14,316	1,065,540
AMETEK, Inc.	69,821	2,740,455
Baldor Electric Co.	20,432	1,288,033
BE Aerospace, Inc.*	43,837	1,623,284
Bucyrus International, Inc.	35,200	3,146,880
Carlisle Cos., Inc.	26,418	1,049,851
Clean Harbors, Inc.*	9,800	823,984
Con-way, Inc.	23,598	862,979
Copart, Inc.*	30,395	1,135,253
Corporate Executive Board Co.	14,780	554,989
Corrections Corp. of America*	47,425	1,188,471
Crane Co.	20,065	824,070
Deluxe Corp.	22,059	507,798
Donaldson Co., Inc.	32,830	1,913,332
FTI Consulting, Inc.*	20,143	750,931
Gardner Denver, Inc.	23,059	1,586,920
GATX Corp.	20,233	713,820
Graco, Inc.	25,820	1,018,599
Granite Construction, Inc.	14,549	399,079
Harsco Corp.	34,925	989,076
HNI Corp.	19,292	601,910
Hubbell, Inc. Cl B	26,156	1,572,760
Hunt (J.B.) Transport Svcs., Inc.	38,492	1,570,859
IDEX Corp.	35,119	1,373,855
JetBlue Airways Corp*	88,122	582,486
Joy Global, Inc.	45,040	3,907,215
Kansas City Southern*	44,723	2,140,443
KBR, Inc.	64,314	1,959,648
Kennametal, Inc.	35,597	1,404,658
Kirby Corp.*	23,224	1,023,017
Korn/Ferry International*	19,492	450,460
Landstar System, Inc.	21,197	867,805
Lennox International, Inc.	19,611	927,404
Lincoln Electric Hldgs., Inc.	18,294	1,194,049
Manpower, Inc.	34,521	2,166,538
Miller (Herman), Inc.	24,887	629,641
Mine Safety Appliances Co.	13,423	417,858
MSC Industrial Direct Co., Inc. Cl A	19,262	1,246,059
Navigant Consulting, Inc.*	22,185	204,102
Nordson Corp.	14,540	1,335,935
Oshkosh Corp.*	39,993	1,409,353
Pentair, Inc.	42,824	1,563,504
Regal-Beloit Corp.	16,526	1,103,276

Rollins, Inc.	27,461	542,355
Shaw Group, Inc.*	36,499	1,249,361
SPX Corp.	21,622	1,545,757
Terex Corp.*	45,741	1,419,801
The Brink’s Co.	20,165	542,035
Thomas & Betts Corp.*	22,284	1,076,317
Timken Co.	34,523	1,647,783
Towers Watson & Co. Cl A	19,367	1,008,246
Trinity Industries, Inc.	35,337	940,318
United Rentals, Inc.*	26,599	605,127
URS Corp.*	35,563	1,479,776
Valmont Industries, Inc.	9,197	816,050
Wabtec Corp.	20,660	1,092,707
Waste Connections, Inc.*	49,735	1,369,205
Watsco, Inc.*	12,296	775,632
Werner Enterprises, Inc.	19,255	435,163
Woodward Governor Co.	25,946	974,532
		77,876,339
INFORMATION TECHNOLOGY (15.2%)
ACI Worldwide, Inc.*	14,410	387,197
Acxiom Corp.*	35,037	600,885
Adtran, Inc.	27,427	993,132
Advent Software, Inc.*	6,889	399,011
Alliance Data Systems Corp.*	22,600	1,605,278
ANSYS, Inc.*	38,852	2,023,024
AOL, Inc.*	46,656	1,106,214
Arrow Electronics, Inc.*	50,094	1,715,720
Atmel Corp.*	196,596	2,422,063
Avnet, Inc.*	65,534	2,164,588
Broadridge Financial Solutions, Inc.	54,249	1,189,681
Cadence Design Systems, Inc.*	116,108	959,052
Ciena Corp.*	39,398	829,328
CommScope, Inc.*	40,639	1,268,750
Concur Technologies, Inc.*	19,582	1,016,893
Convergys Corp.*	52,476	691,109
CoreLogic, Inc.	45,348	839,845
Cree, Inc.*	46,517	3,065,005
Diebold, Inc.	28,476	912,656
Digital River, Inc.*	17,278	594,709
DST Systems, Inc.	15,536	689,022
Equinix, Inc.*	20,516	1,667,130
FactSet Research Systems, Inc.	20,179	1,891,983
Fair Isaac Corp.	17,322	404,815
Fairchild Semiconductor Int’l., Inc.*	53,926	841,785
Gartner, Inc.*	31,029	1,030,163
Global Payments, Inc.	33,921	1,567,489
Henry (Jack) & Associates, Inc.	37,176	1,083,680
Informatica Corp.*	40,346	1,776,434
Ingram Micro, Inc. Cl A*	67,847	1,295,199
Integrated Device Technology, Inc.*	67,797	451,528
International Rectifier Corp.*	29,912	888,087
Intersil Corp. Cl A	53,705	820,075
Itron, Inc.*	17,856	990,115
Lam Research Corp.*	52,382	2,712,340
Lender Processing Svcs., Inc.	39,646	1,170,350
ManTech International Corp. Cl A*	9,764	403,546

Mentor Graphics Corp.*	47,500	570,000
Micros Systems, Inc.*	35,281	1,547,425
National Instruments Corp.	25,316	952,894
NCR Corp.*	68,261	1,049,172
NeuStar, Inc. Cl A*	32,123	836,804
Parametric Technology Corp.*	50,746	1,143,307
Plantronics, Inc.	20,687	769,970
Polycom, Inc.*	37,040	1,443,819
Quest Software, Inc.*	25,979	720,657
Rackspace Hosting, Inc.*	41,339	1,298,458
RF Micro Devices, Inc.*	119,304	876,884
Riverbed Technology, Inc.*	62,284	2,190,528
Rovi Corp.*	46,066	2,856,553
Semtech Corp.*	27,378	619,838
Silicon Laboratories, Inc.*	18,978	873,368
Skyworks Solutions, Inc.*	77,601	2,221,717
Solera Hldgs., Inc.	30,315	1,555,766
SRA International, Inc. Cl A*	18,169	371,556
Synopsys, Inc.*	63,871	1,718,769
Tech Data Corp.*	20,494	902,146
Tibco Software, Inc.*	70,605	1,391,625
Trimble Navigation Ltd.*	51,376	2,051,444
ValueClick, Inc.*	35,375	567,061
Vishay Intertechnology, Inc.*	70,835	1,039,858
Zebra Technologies Corp. Cl A*	24,581	933,832
		74,971,332
MATERIALS (6.6%)
Albemarle Corp.	39,518	2,204,314
AptarGroup, Inc.	29,229	1,390,424
Ashland, Inc.	34,162	1,737,479
Cabot Corp.	28,535	1,074,343
Carpenter Technology Corp.	18,616	749,108
Commercial Metals Co.	48,934	811,815
Compass Minerals Int’l., Inc.*	14,090	1,257,814
Cytec Industries, Inc.	21,164	1,122,962
Greif, Inc. Cl A	13,455	832,865
Intrepid Potash, Inc.*	18,921	705,564
Louisiana-Pacific Corp.*	56,280	532,409
Lubrizol Corp.	28,498	3,045,866
Martin Marietta Materials, Inc	19,916	1,837,052
Minerals Technologies, Inc.	8,041	525,962
NewMarket Corp.	4,290	529,257
Olin Corp.	34,327	704,390
Packaging Corp. of America	44,324	1,145,332
Reliance Steel & Aluminum Co.	31,966	1,633,463
Rock-Tenn Co. Cl A	16,741	903,177
RPM International, Inc.	56,288	1,243,965
Scotts Miracle-Gro Co. Cl A	19,892	1,009,917
Sensient Technologies Corp.	21,441	787,528
Silgan Hldgs., Inc.	21,803	780,765
Sonoco Products Co.	44,686	1,504,578
Steel Dynamics, Inc.	91,729	1,678,641
Temple-Inland, Inc.	47,358	1,005,884
Valspar Corp.	42,799	1,475,710
Worthington Industries, Inc.	23,950	440,680
		32,671,264

TELECOMMUNICATION SERVICES (0.8%)
Cincinnati Bell, Inc.*				89,462	250,494
Syniverse Hldgs., Inc.*				31,648	976,341
Telephone & Data Systems, Inc.				39,734	1,452,278
tw telecom inc*				65,698	1,120,151
					3,799,264
UTILITIES (5.7%)
AGL Resources, Inc.				34,015	1,219,438
Alliant Energy Corp.				48,391	1,779,337
Aqua America, Inc.				60,199	1,353,274
Atmos Energy Corp.				39,237	1,224,194
Black Hills Corp.				17,090	512,700
Cleco Corp.				26,358	810,772
DPL, Inc.				51,322	1,319,489
Dynegy, Inc. Cl A*				44,331	249,140
Energen Corp.				31,158	1,503,685
Great Plains Energy, Inc.				58,741	1,138,988
Hawaiian Electric Industries, Inc.				41,027	935,005
Idacorp, Inc.				21,350	789,523
MDU Resources Group				82,495	1,672,174
National Fuel Gas Co.				35,526	2,331,216
NSTAR				45,004	1,898,719
NV Energy, Inc.				101,769	1,429,854
OGE Energy Corp.				42,013	1,913,272
PNM Resources, Inc.				37,339	486,154
Questar Corp.				75,653	1,317,119
UGI Corp.				47,700	1,506,366
Vectren Corp.				35,671	905,330
Westar Energy, Inc.				48,292	1,215,027
WGL Hldgs., Inc.				22,398	801,176
					28,311,952
TOTAL INDEXED ASSETS - COMMON STOCKS
(Cost: $400,792,429) 97.1%					479,670,198

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (1)	AAA	0.12	02/03/11	600,000	599,934
U.S. Treasury Bill (1)	AAA	0.16	03/03/11	800,000	799,835
U.S. Treasury Bill (1)	AAA	0.16	03/03/11	500,000	499,896
					1,899,665
U.S. GOVERNMENT AGENCIES (1.0%)
Farmer Mac	AAA	0.01	01/03/11	5,000,000	4,999,997
COMMERCIAL PAPER (1.4%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	6,800,000	6,799,150
TOTAL SHORT-TERM DEBT SECURITIES
(Cost: $13,698,735) 2.8%					13,698,812

TEMPORARY CASH INVESTMENTS (2)
(Cost: $179,800) 0.0% (3)					179,800

TOTAL INVESTMENTS
(Cost: $414,670,964) 99.9%					493,548,810

OTHER NET ASSETS 0.1%					291,691

NET ASSETS 100.0%					$493,840,501

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

				Shares	Value
COMMON STOCKS:
FINANCIALS (94.9%)
iShares MSCI EAFE Growth Index Fund				80,971	4,945,304
iShares MSCI EAFE Index Fund				109,546	6,378,864
iShares MSCI EAFE Value Index Fund				97,590	4,954,644
Vanguard Europe Pacific ETF				785,371	28,391,162
Vanguard European ETF				177,835	8,729,920
Vanguard Pacific ETF				80,359	4,583,677
					57,983,571
TOTAL COMMON STOCKS
(Cost: $52,966,512) 94.9%					57,983,571

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (5.2%)
Farmer Mac	AAA	0.01	01/03/11	2,000,000	1,999,999
FNMA	AAA	0.09	02/14/11	1,200,000	1,199,868
					3,199,867
TOTAL SHORT-TERM DEBT SECURITIES
(Cost: $3,199,867) 5.2%					3,199,867

TOTAL INVESTMENTS
(Cost: $56,166,379) 100.1%					61,183,438

OTHER NET ASSETS -0.1%					(75,408)

NET ASSETS 100.0%					$61,108,030

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.7%)
Amazon.com, Inc.*	6,758	1,216,440
Apollo Group, Inc.*	11,478	453,266
Darden Restaurants, Inc.	10,013	465,004
Discovery Communications, Inc. Cl A*	9,058	377,719
Disney (Walt) Co.	26,898	1,008,944
Ford Motor Co.*	66,350	1,114,017
Johnson Controls, Inc.	23,444	895,561
NIKE, Inc. Cl B	10,850	926,807
Staples, Inc.	23,964	545,660
Starbucks Corp.	39,731	1,276,557
Target Corp.	7,457	448,389
Time Warner Cable, Inc.	10,059	664,196
Time Warner, Inc.	16,935	544,799
Urban Outfitters, Inc.*	12,123	434,125
Viacom, Inc. Cl B	19,209	760,868
		11,132,352
CONSUMER STAPLES (5.7%)
Avon Products, Inc.	13,124	381,383
ConAgra Foods, Inc.	28,078	634,001
Constellation Brands, Inc. Cl A*	25,157	557,228
Dr. Pepper Snapple Group, Inc.	27,430	964,439
General Mills, Inc.	18,726	666,458
Kraft Foods, Inc. Cl A	29,603	932,791
PepsiCo, Inc.	24,704	1,613,912
Proctor & Gamble Co.	31,541	2,029,033
Wal-Mart Stores, Inc.	33,048	1,782,279
		9,561,524
ENERGY (7.2%)
Apache Corp.	8,876	1,058,285
ConocoPhillips	25,055	1,706,246
Exxon Mobil Corp.	47,917	3,503,688
Halliburton Co.	29,517	1,205,179
Hess Corp.	8,585	657,096
National Oilwell Varco, Inc.	13,277	892,878
Noble Energy, Inc.	11,366	978,385
Occidental Petroleum Corp.	13,978	1,371,242
Range Resources Corp.	7,456	335,371
Southwestern Energy Co.*	5,667	212,116
		11,920,486
FINANCIALS (9.5%)
Allstate Corp.	30,249	964,338
Bank of America Corp.	98,909	1,319,446
BB&T Corp.	27,327	718,427
Berkshire Hathaway, Inc. Cl B*	16,501	1,321,895
Capital One Financial Corp.	26,830	1,141,885
Citigroup, Inc.*	260,443	1,231,895
Goldman Sachs Group, Inc.	9,230	1,552,117
JPMorgan Chase & Co.	59,302	2,515,591
MetLife, Inc.	22,545	1,001,900
PNC Financial Svcs. Grp., Inc.	12,023	730,037
Simon Property Group, Inc.	9,605	955,601
Wells Fargo & Co.	73,250	2,270,018
		15,723,150

HEALTH CARE (6.4%)
Abbott Laboratories	30,113	1,442,714
Celgene Corp.*	12,456	736,648
Gilead Sciences, Inc.*	23,045	835,151
Johnson & Johnson	31,704	1,960,892
Laboratory Corp. of America Hldgs.*	7,130	626,870
McKesson Corp.	12,793	900,371
Medco Health Solutions, Inc.*	9,700	594,319
Merck & Co., Inc.	41,263	1,487,119
Mylan, Inc.*	40,233	850,123
St. Jude Medical, Inc.*	20,648	882,702
UnitedHealth Group, Inc.	9,024	325,857
		10,642,766
INDUSTRIALS (6.1%)
Boeing Co.	19,823	1,293,649
Cummins, Inc.	10,067	1,107,471
Expeditors Int’l. of Wash.	18,492	1,009,663
FedEx Corp.	10,083	937,820
Flowserve Corp.	5,121	610,526
General Electric Co.	116,595	2,132,523
Illinois Tool Works, Inc.	15,055	803,937
Precision Castparts Corp.	7,904	1,100,316
Southwest Airlines Co.	41,885	543,667
Union Pacific Corp.	7,052	653,438
		10,193,010
INFORMATION TECHNOLOGY (11.5%)
Apple, Inc.*	10,766	3,472,681
Automatic Data Processing, Inc.	12,033	556,887
Cisco Systems, Inc.*	62,172	1,257,740
Cognizant Technology Solutions*	8,734	640,115
EMC Corp.*	22,189	508,128
Google, Inc.*	3,166	1,880,509
Hewlett-Packard Co.	29,252	1,231,509
Int’l. Business Machines Corp.	11,860	1,740,574
KLA-Tencor Corp.	13,795	533,039
Linear Technology Corp.	14,097	487,615
Microsoft Corp.	61,228	1,709,486
Nortel Networks Corp.*	6,040	83
Oracle Corp.	39,863	1,247,712
QUALCOMM, Inc.	21,800	1,078,882
Red Hat, Inc.*	11,204	511,463
Salesforce.com, inc.*	8,465	1,117,380
Texas Instruments, Inc.	25,026	813,345
Yahoo!, Inc.*	20,946	348,332
		19,135,480
MATERIALS (2.6%)
Ball Corp.	7,977	542,835
Dow Chemical Co.	21,468	732,918
Eastman Chemical Co.	11,566	972,469
FMC Corp.	9,191	734,269
Freeport-McMoRan Copper & Gold, Inc.	10,949	1,314,865
		4,297,356
TELECOMMUNICATION SERVICES (1.7%)
AT&T, Inc.	51,848	1,523,294

Qwest Communications Int’l., Inc.	88,278	671,796
Sprint Nextel Corp.*	156,949	663,894
		2,858,984
UTILITIES (1.7%)
Dominion Resources, Inc.	18,342	783,570
Edison International	10,607	409,430
Entergy Corp.	2,868	203,140
PPL Corp.	11,769	309,760
Public Svc. Enterprise Group, Inc.	20,672	657,576
Sempra Energy	9,648	506,327
		2,869,803
TOTAL COMMON STOCKS (Cost: $86,379,344) 59.1%		98,334,911

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.5%)
U.S. Treasury Note	AAA	2.25	11/30/17	250,000	243,106
U.S. Treasury Note	AAA	3.13	05/15/19	1,100,000	1,111,602
U.S. Treasury Strip	AAA	0.00	08/15/21	300,000	201,797
U.S. Treasury Strip	AAA	0.00	11/15/21	8,900,000	5,885,618
					7,442,123
U.S. GOVERNMENT AGENCIES (13.6%)
MORTGAGE-BACKED OBLIGATIONS (13.6%)
FHARM	AAA	4.64	09/01/39	272,146	284,834
FHARM	AAA	5.22	04/01/37	306,388	323,724
FHARM	AAA	5.24	02/01/36	251,342	267,744
FHARM	AAA	5.43	05/01/37	323,533	344,330
FHARM	AAA	5.77	03/01/37	174,754	187,976
FHLMC	AAA	4.00	02/01/25	318,734	328,346
FHLMC	AAA	4.50	08/01/34	313,306	323,214
FHLMC	AAA	4.50	08/15/35	205,890	206,062
FHLMC	AAA	5.00	02/01/26	160,745	169,734
FHLMC	AAA	5.50	01/15/32	190,000	206,791
FHLMC	AAA	5.50	07/01/32	305,751	328,203
FHLMC	AAA	6.00	03/15/32	236,413	260,202
FNMA	AAA	4.00	05/01/19	166,640	173,749
FNMA	AAA	4.00	10/01/30	615,174	619,890
FNMA	AAA	4.00	05/01/35	402,389	405,224
FNMA	AAA	4.50	05/01/18	226,775	240,240
FNMA	AAA	4.50	05/01/30	413,458	428,340
FNMA	AAA	4.50	08/01/33	317,750	328,543
FNMA	AAA	4.50	09/01/33	553,952	572,768
FNMA	AAA	4.50	06/01/34	420,174	433,789
FNMA	AAA	4.50	08/01/35	465,082	480,007
FNMA	AAA	4.50	12/01/35	291,832	301,197
FNMA	AAA	4.50	05/01/40	441,213	458,675
FNMA	AAA	5.00	04/01/18	460,797	493,413
FNMA	AAA	5.00	06/01/33	514,893	544,577
FNMA	AAA	5.00	09/01/33	298,846	316,075
FNMA	AAA	5.00	11/01/33	907,141	959,439
FNMA	AAA	5.00	11/01/33	343,106	362,886
FNMA	AAA	5.00	03/01/34	163,391	172,810
FNMA	AAA	5.00	04/01/34	166,093	175,461
FNMA	AAA	5.00	09/01/35	239,299	252,646
FNMA	AAA	5.00	11/25/35	300,000	314,646
FNMA	AAA	5.00	05/01/39	413,758	440,173

FNMA	AAA	5.50	04/01/17	35,811	38,614
FNMA	AAA	5.50	05/01/17	18,958	20,442
FNMA	AAA	5.50	06/01/17	5,907	6,370
FNMA	AAA	5.50	07/01/33	376,710	406,055
FNMA	AAA	5.50	10/01/33	577,698	622,699
FNMA	AAA	5.50	03/01/34	119,857	129,193
FNMA	AAA	5.50	05/01/34	897,724	966,252
FNMA	AAA	5.50	07/01/34	206,142	221,878
FNMA	AAA	5.50	09/01/34	422,912	455,328
FNMA	AAA	5.50	09/01/34	270,848	291,523
FNMA	AAA	5.50	10/01/34	183,429	197,431
FNMA	AAA	5.50	02/01/35	240,374	258,724
FNMA	AAA	5.50	02/01/35	203,559	218,907
FNMA	AAA	5.50	04/01/35	279,182	300,232
FNMA	AAA	5.50	08/01/35	110,081	118,381
FNMA	AAA	5.50	07/01/36	334,025	359,523
FNMA	AAA	5.50	08/01/37	148,531	159,034
FNMA	AAA	5.50	11/01/38	189,586	201,274
FNMA	AAA	5.50	06/01/48	183,198	194,720
FNMA	AAA	6.00	03/01/17	13,574	14,807
FNMA	AAA	6.00	05/01/23	96,659	106,788
FNMA	AAA	6.00	03/01/32	10,690	11,776
FNMA	AAA	6.00	04/01/32	75,533	83,207
FNMA	AAA	6.00	04/01/32	37,686	41,515
FNMA	AAA	6.00	05/01/32	67,913	74,814
FNMA	AAA	6.00	04/01/33	243,800	268,570
FNMA	AAA	6.00	05/01/33	164,938	181,696
FNMA	AAA	6.00	06/01/34	149,651	164,154
FNMA	AAA	6.00	09/01/34	76,091	83,466
FNMA	AAA	6.00	10/01/34	130,722	143,391
FNMA	AAA	6.00	11/01/34	156,247	171,390
FNMA	AAA	6.00	12/01/36	252,746	275,503
FNMA	AAA	6.00	01/01/37	218,079	237,715
FNMA	AAA	6.00	04/01/37	144,515	156,443
FNMA	AAA	6.00	05/01/37	178,401	193,126
FNMA	AAA	6.00	06/01/37	229,362	248,293
FNMA	AAA	6.00	10/25/44	226,453	249,522
FNMA	AAA	6.00	02/25/47	180,522	198,913
FNMA	AAA	6.00	12/25/49	196,882	216,940
FNMA	AAA	6.50	09/01/16	16,166	17,639
FNMA	AAA	6.50	03/01/17	31,965	34,976
FNMA	AAA	6.50	05/01/17	16,442	17,991
FNMA	AAA	6.50	06/01/17	35,496	38,840
FNMA	AAA	6.50	04/01/32	34,750	39,074
FNMA	AAA	6.50	05/01/32	89,249	100,353
FNMA	AAA	6.50	05/01/32	68,679	77,224
FNMA	AAA	6.50	07/01/32	26,618	29,929
FNMA	AAA	6.50	07/01/34	117,237	131,457
FNMA	AAA	6.50	05/01/37	162,939	181,225
FNMA	AAA	6.50	09/01/37	192,560	214,170
FNMA	AAA	7.00	09/01/31	30,320	34,542
FNMA	AAA	7.00	11/01/31	23,149	26,373
FNMA	AAA	7.00	04/01/32	28,539	32,527
FNMA	AAA	7.50	06/01/31	18,663	21,418
FNMA	AAA	7.50	02/01/32	13,098	15,040
FNMA	AAA	7.50	04/01/32	24,524	28,173
FNMA	AAA	7.50	06/01/32	20,469	23,515
FNMA	AAA	8.00	03/01/31	15,729	18,191
FNMA	AAA	8.00	04/01/32	14,621	16,919
FNMA	AAA	8.00	04/01/32	4,049	4,687

GNMA (4)	AAA	3.50	09/20/33	500,000	511,469
GNMA (4)	AAA	5.00	06/20/39	215,543	218,660
GNMA (4)	AAA	5.00	11/15/39	330,860	351,986
GNMA (4)	AAA	6.50	04/15/31	9,646	10,952
GNMA (4)	AAA	6.50	10/15/31	12,561	14,261
GNMA (4)	AAA	6.50	12/15/31	10,311	11,707
GNMA (4)	AAA	6.50	05/15/32	12,424	14,105
GNMA (4)	AAA	7.00	05/15/31	8,872	10,178
GNMA (4)	AAA	7.00	09/15/31	10,047	11,526
GNMA (4)	AAA	7.00	09/15/31	2,474	2,838
GNMA (4)	AAA	7.00	05/15/32	4,766	5,457
Vendee Mortgage Trust (4)	AAA	5.25	01/15/32	400,824	435,580
					22,697,299
CORPORATE DEBT (18.9%)
CONSUMER DISCRETIONARY (2.8%)
Black & Decker Corp.	A	4.75	11/01/14	750,000	807,195
Ethan Allen Interiors, Inc.	B+	5.38	10/01/15	500,000	480,669
Expedia, Inc.	BBB-	5.95	08/15/20	250,000	251,250
Fortune Brands, Inc.	BBB-	4.88	12/01/13	500,000	522,424
Home Depot, Inc.	BBB+	5.40	03/01/16	500,000	560,303
Johnson Controls, Inc.	BBB+	4.88	09/15/13	500,000	537,261
Marriott International, Inc.	BBB	5.63	02/15/13	500,000	536,245
Omnicom Group, Inc.	BBB+	4.45	08/15/20	250,000	244,632
Scholastic Corp.	BB-	5.00	04/15/13	500,000	501,250
Whirlpool Corp.	BBB-	6.50	06/15/16	250,000	275,686
					4,716,915
CONSUMER STAPLES (0.6%)
Corn Products Int’l., Inc.	BBB	4.63	11/01/20	250,000	246,569
CVS Caremark Corp.	BBB+	6.13	08/15/16	250,000	283,646
Kroger Co.	BBB	4.95	01/15/15	500,000	540,054
					1,070,269
ENERGY (3.9%)
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	500,000	540,602
Enbridge, Inc.	A-	5.80	06/15/14	100,000	111,241
Kinder Morgan, Inc.	BB	5.15	03/01/15	500,000	503,750
National Oilwell Varco, Inc.	BBB+	6.13	08/15/15	250,000	258,184
Noble Corp.	A-	7.50	03/15/19	800,000	959,809
Seacor Hldgs., Inc.	BBB-	7.38	10/01/19	250,000	259,315
Seariver Maritime, Inc.	AAA	0.00	09/01/12	3,000,000	2,885,325
Sunoco, Inc.	BBB-	4.88	10/15/14	500,000	521,116
Weatherford Int’l. Ltd.	BBB	5.50	02/15/16	500,000	530,553
					6,569,895
FINANCIALS (6.6%)
Alleghany Corp.	BBB	5.63	09/15/20	250,000	244,141
Ally Financial, Inc.	B	0.00	12/01/12	2,500,000	2,256,250
Bank of America Corp.	A	3.70	09/01/15	250,000	247,841
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	250,000	277,456
Block Financial LLC	BBB	5.13	10/30/14	250,000	247,317
Bunge Ltd. Finance Corp.	BBB-	5.35	04/15/14	500,000	525,557
CNA Financial Corp.	BBB-	6.50	08/15/16	250,000	267,725
Colonial Realty LP	BB+	4.80	04/01/11	250,000	250,581
Duke Realty LP	BBB-	4.63	05/15/13	250,000	260,151
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	500,000	526,875
First Horizon National Corp.	BB+	4.50	05/15/13	1,500,000	1,514,330
First Industrial LP	BB-	6.88	04/15/12	250,000	249,271
Fosters Finance Corp.†	BBB	6.88	06/15/11	500,000	513,277
Hartford Financial Svcs.	BBB	5.50	10/15/16	250,000	259,426
HCP, Inc.	BBB	5.65	12/15/13	250,000	268,540
Health Care REIT, Inc.	BBB-	6.13	04/15/20	250,000	263,166
Heinz (H.J.) Finance Co.	BBB	6.00	03/15/12	500,000	528,126

Lincoln National Corp.	A-	5.65	08/27/12	500,000	531,861
Markel Corp.	BBB	6.80	02/15/13	250,000	264,829
Morgan Stanley	A	4.00	07/24/15	250,000	251,296
Pacific LifeCorp.†	BBB+	6.00	02/10/20	100,000	105,100
Regency Centers LP	BBB	4.95	04/15/14	250,000	261,494
Shurgard Storage Centers	A	7.75	02/22/11	250,000	252,620
Vornado Realty LP	BBB	5.60	02/15/11	250,000	250,989
Zions Bancorporation	BB+	5.65	05/15/14	397,000	395,639
					11,013,858
HEALTH CARE (1.1%)
Allergan, Inc.	A+	5.75	04/01/16	250,000	284,787
Laboratory Corp. of America	BBB+	5.63	12/15/15	500,000	548,059
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	247,273
WellPoint, Inc.	A-	4.35	08/15/20	250,000	248,052
Wyeth	AA	5.50	03/15/13	500,000	546,689
					1,874,860
INDUSTRIALS (1.4%)
CSX Corp.	BBB-	6.25	04/01/15	250,000	284,107
Donnelley (R.R.) & Sons Co.	BBB	4.95	04/01/14	500,000	512,271
L-3 Communications Corp.	BBB-	4.75	07/15/20	250,000	245,620
Masco Corp.	BBB	5.88	07/15/12	500,000	524,153
Pitney Bowes, Inc.	BBB+	5.25	01/15/37	250,000	253,324
Steelcase, Inc.	BBB-	6.50	08/15/11	500,000	510,962
					2,330,437
MATERIALS (1.4%)
Geon Co.	B+	7.50	12/15/15	1,000,000	1,028,750
Lubrizol Corp.	BBB+	5.50	10/01/14	500,000	547,247
Martin Marietta Materials, Inc.	BBB+	6.88	04/01/11	250,000	252,952
Temple-Inland, Inc.	BBB	7.88	05/01/12	228,000	243,920
Vulcan Materials Co.	BBB-	7.00	06/15/18	250,000	262,030
					2,334,899
TELECOMMUNICATION SERVICES (0.3%)
CenturyLink, Inc.	BBB-	5.00	02/15/15	500,000	510,563

UTILITIES (0.8%)
Ameren Energy Generating Co.	BBB-	6.30	04/01/20	250,000	242,610
Arizona Public Svc. Co.	BBB-	6.50	03/01/12	250,000	264,207
Entergy Corp.	BBB-	5.13	09/15/20	250,000	246,641
Progress Energy Enterprise	A	5.25	12/15/15	500,000	560,580
					1,314,038
TOTAL LONG-TERM DEBT SECURITIES (Cost: $58,779,729) 37.0%					61,875,156

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.4%)
Farmer Mac	AAA	0.01	01/03/11	2,400,000	2,399,999

COMMERCIAL PAPER (2.0%)
General Electric Capital Corp.	A-1+	0.15	01/31/11	850,000	849,894
General Electric Capital Svcs.	A-1+	0.23	02/04/11	1,000,000	999,783
Madison Gas & Electric	A-1+	0.18	01/14/11	428,000	427,972
NetJets, Inc.†	A-1+	0.12	01/03/11	1,000,000	999,993
					3,277,642
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $5,677,641) 3.4%					5,677,641

TEMPORARY CASH INVESTMENTS (2) (Cost: $137,400) 0.1%	137,400

TOTAL INVESTMENTS (Cost: $150,974,114) 99.6%	166,025,108

OTHER NET ASSETS 0.4%	651,607

NET ASSETS 100.0%	$166,676,715

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.4%)	3,972,162	5,333,092
Equity Index Fund (21.2%)	1,857,188	3,847,905
Mid-Cap Equity Index Fund (5.7%)	686,574	1,037,774
Mid-Term Bond Fund (37.1%)	6,550,955	6,730,065
Money Market Fund (6.6%)	993,502	1,196,839
TOTAL INVESTMENTS (Cost: $17,425,694) 100.0%		18,145,675
OTHER NET ASSETS		—

NET ASSETS 100.0%		$18,145,675

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.0%)	3,428,295	4,602,887
Equity Index Fund (25.9%)	2,390,935	4,953,774
International Fund (3.9%)	1,055,264	749,270
Mid-Cap Equity Index Fund (15.7%)	1,992,577	3,011,830
Mid-Term Bond Fund (26.0%)	4,856,746	4,989,534
Money Market Fund (4.5%)	721,792	869,520
TOTAL INVESTMENTS (Cost: $17,117,322) 100.0%		19,176,815
OTHER NET ASSETS		—

NET ASSETS 100.0%		$19,176,815

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.0%)	13,960,970	18,744,236
Equity Index Fund (30.5%)	11,530,033	23,889,051
International Fund (7.7%)	8,481,053	6,021,811
Mid-Cap Equity Index Fund (12.3%)	6,330,669	9,568,964
Mid-Term Bond Fund (17.3%)	13,121,632	13,480,390
Money Market Fund (3.6%)	2,354,179	2,836,002
Small Cap Growth Fund (2.4%)	1,541,597	1,835,586
Small Cap Value Fund (2.2%)	1,448,823	1,752,046
TOTAL INVESTMENTS (Cost: $69,759,249) 100.0%		78,128,086
OTHER NET ASSETS		—

NET ASSETS 100.0%		$78,128,086

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.8%)	15,325,246	20,575,936
Equity Index Fund (35.0%)	15,297,924	31,695,739
International Fund (8.7%)	11,139,663	7,909,506
Mid-Cap Equity Index Fund (12.1%)	7,223,561	10,918,593
Mid-Term Bond Fund (12.4%)	10,877,275	11,174,670
Small Cap Growth Fund (4.6%)	3,513,887	4,184,000
Small Cap Value Fund (4.4%)	3,304,996	3,996,695
TOTAL INVESTMENTS (Cost: $80,993,147) 100.0%		90,455,139
OTHER NET ASSETS		—

NET ASSETS 100.0%		$90,455,139

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.9%)	11,337,362	15,221,734
Equity Index Fund (39.4%)	15,293,379	31,686,322
International Fund (8.6%)	9,798,257	6,957,066
Mid-Cap Equity Index Fund (16.2%)	8,647,911	13,071,534
Mid-Term Bond Fund (5.7%)	4,486,782	4,609,455
Small Cap Growth Fund (5.7%)	3,853,787	4,588,719
Small Cap Value Fund (5.5%)	3,625,136	4,383,838
TOTAL INVESTMENTS (Cost: $70,409,290) 100.0%		80,518,668
OTHER NET ASSETS		—

NET ASSETS 100.0%		$80,518,668

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.5%)	9,324,048	12,518,626
Equity Index Fund (39.6%)	12,882,255	26,690,719
International Fund (9.5%)	9,042,980	6,420,796
Mid-Cap Equity Index Fund (19.1%)	8,504,825	12,855,256
Small Cap Growth Fund (6.8%)	3,829,020	4,559,229
Small Cap Value Fund (6.5%)	3,603,982	4,358,256
TOTAL INVESTMENTS (Cost: $58,303,447) 100.0%		67,402,882
OTHER NET ASSETS		—

NET ASSETS 100.0%		$67,402,882

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.0%)	4,732,331	6,353,708
Equity Index Fund (39.3%)	10,012,589	20,745,063
International Fund (11.3%)	8,441,045	5,993,403
Mid-Cap Equity Index Fund (22.1%)	7,717,801	11,665,650
Small Cap Growth Fund (7.8%)	3,472,086	4,134,227
Small Cap Value Fund (7.5%)	3,265,415	3,948,830
TOTAL INVESTMENTS (Cost: $45,209,479) 100.0%		52,840,881
OTHER NET ASSETS		—

NET ASSETS 100.0%		$52,840,881

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.9%)	3,450,978	4,633,341
Equity Index Fund (34.2%)	7,693,208	15,939,543
International Fund (13.2%)	8,658,039	6,147,476
Mid-Cap Equity Index Fund (25.3%)	7,814,466	11,811,761
Small Cap Growth Fund (8.9%)	3,479,504	4,143,060
Small Cap Value Fund (8.5%)	3,271,733	3,956,471
TOTAL INVESTMENTS (Cost: $39,550,275) 100.0%		46,631,652
OTHER NET ASSETS		—

NET ASSETS 100.0%		$46,631,652

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.0%)	3,614,468	4,852,846
Equity Index Fund (34.1%)	8,869,003	18,375,670
International Fund (14.1%)	10,709,075	7,603,775
Mid-Cap Equity Index Fund (21.1%)	7,495,662	11,329,880
Small Cap Growth Fund (11.1%)	5,001,130	5,954,866
Small Cap Value Fund (10.6%)	4,706,177	5,691,128
TOTAL INVESTMENTS (Cost: $45,282,665) 100.0%		53,808,165
OTHER NET ASSETS		—

NET ASSETS 100.0%		$53,808,165

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.0%)	11,546,570	15,502,621
Equity Index Fund (25.0%)	6,289,413	13,031,022
Mid-Term Bond Fund (45.0%)	22,581,531	23,198,932
TOTAL INVESTMENTS (Cost: $48,753,004) 100.0%		51,732,575
OTHER NET ASSETS		—

NET ASSETS 100.0%		$51,732,575

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.9%)	36,212,593	48,619,643
Equity Index Fund (35.1%)	27,612,496	57,210,275
Mid-Cap Equity Index Fund (15.1%)	16,222,888	24,521,301
Mid-Term Bond Fund (19.9%)	31,475,338	32,335,905
TOTAL INVESTMENTS (Cost: $149,874,796) 100.0%		162,687,124
OTHER NET ASSETS		—

NET ASSETS 100.0%		$162,687,124

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.9%)	27,272,235	36,616,166
Equity Index Fund (45.1%)	32,083,700	66,474,153
Mid-Cap Equity Index Fund (20.0%)	19,546,501	29,545,026
Small Cap Growth Fund (5.0%)	6,215,689	7,401,046
Small Cap Value Fund (5.0%)	6,092,534	7,367,634
TOTAL INVESTMENTS (Cost: $137,166,653) 100.0%		147,404,025
OTHER NET ASSETS		—

NET ASSETS 100.0%		$147,404,025

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (7.3%)
U.S. Treasury Bill	AAA	0.14	03/31/11	8,000,000	7,997,687

U.S. GOVERNMENT AGENCIES (27.8%)
FHLB	AAA	0.10	02/24/11	360,000	359,946
FHLB	AAA	0.15	02/25/11	3,715,000	3,714,149
FHLB	AAA	0.17	01/28/11	5,294,000	5,293,344
FHLB	AAA	0.17	02/04/11	4,775,000	4,774,233
FHLB	AAA	0.17	03/02/11	2,152,000	2,151,380
FHLB	AAA	0.18	02/02/11	6,150,000	6,149,323
FHLB	AAA	0.18	02/23/11	4,700,000	4,699,403
FHLB	AAA	0.19	02/02/11	100,000	99,989
FNMA	AAA	0.16	02/16/11	2,180,000	2,179,708
FNMA	AAA	0.16	03/01/11	500,000	499,933
FNMA	AAA	0.20	02/02/11	300,000	299,969
					30,221,377
COMMERCIAL PAPER (64.9%)
Abbott Laboratories†	A-1+	0.18	01/11/11	1,000,000	999,950
Abbott Laboratories†	A-1+	0.18	02/08/11	1,900,000	1,899,639
Archer-Daniels-Midland Co.†	A-1	0.22	01/27/11	2,400,000	2,399,686
Archer-Daniels-Midland Co.†	A-1	0.23	02/14/11	500,000	499,871
Bank of America Corp.	A-1	0.27	01/31/11	2,800,000	2,799,391
Becton, Dickinson & Co.	A-1+	0.18	01/26/11	1,071,000	1,070,866
Becton, Dickinson & Co.	A-1+	0.19	01/21/11	1,729,000	1,728,817
Campbell Soup Co.†	A-1	0.17	01/03/11	2,900,000	2,899,973
Cargill, Inc.†	A-1	0.19	01/21/11	2,900,000	2,899,694
Chevron Funding Corp.	A-1+	0.16	01/05/11	1,400,000	1,399,975
Chevron Funding Corp.	A-1+	0.16	01/12/11	1,500,000	1,499,927
Coca-Cola Co.†	A-1	0.19	01/14/11	1,447,000	1,446,901
Coca-Cola Co.†	A-1	0.20	01/06/11	650,000	649,983
Coca-Cola Co.†	A-1	0.20	02/16/11	800,000	799,824
Danaher Corp.	A-1	0.19	01/14/11	2,800,000	2,799,808
Disney (Walt) Co.†	A-1	0.17	02/14/11	550,000	549,886
Disney (Walt) Co.†	A-1	0.19	01/12/11	2,350,000	2,349,881
eBay, Inc.†	A-1	0.18	01/10/11	2,900,000	2,899,869
General Electric Capital Corp.	A-1+	0.21	03/01/11	2,400,000	2,399,174
General Electric Capital Svcs.	A-1+	0.22	02/28/11	400,000	399,858
Google, Inc.†	A-1+	0.18	02/15/11	2,900,000	2,899,369
Grainger (W.W.), Inc.	A-1+	0.18	01/25/11	2,634,000	2,633,684
Grainger (W.W.), Inc.	A-1+	0.25	01/21/11	250,000	249,965
Hewlett-Packard Co.†	A-1	0.18	01/07/11	2,800,000	2,799,916
Int’l. Business Machines Corp.†	A-1	0.15	01/05/11	750,000	749,988
Int’l. Business Machines Corp.†	A-1	0.16	01/07/11	2,050,000	2,049,945
Johnson & Johnson†	A-1+	0.17	02/28/11	2,550,000	2,549,570
Johnson & Johnson†	A-1+	0.20	01/05/11	350,000	349,992
Madison Gas & Electric	A-1+	0.18	01/14/11	1,322,000	1,321,914
Madison Gas & Electric	A-1+	0.20	01/03/11	500,000	499,994
National Rural Utilities	A-1	0.23	01/06/11	2,800,000	2,799,911
Nestle Capital Corp.†	A-1+	0.18	02/04/11	950,000	949,838
Nestle Capital Corp.†	A-1+	0.18	01/04/11	1,950,000	1,949,971
New Jersey Natural Gas	A-1	0.19	01/19/11	2,900,000	2,899,724
PepsiCo, Inc.†	A-1	0.16	02/07/11	460,000	459,924
PepsiCo, Inc.†	A-1	0.17	02/25/11	2,340,000	2,339,392
Procter & Gamble†	A-1+	0.19	01/18/11	1,900,000	1,899,835
Procter & Gamble†	A-1+	0.19	01/31/11	1,000,000	999,842
Toyota Motor Credit Corp.	A-1+	0.22	02/08/11	500,000	499,884
Toyota Motor Credit Corp.	A-1+	0.22	03/01/11	2,400,000	2,399,135

	Rating**	Rate(%)	Maturity	Face Amount	Value
Washington Gas Light Co.	A-1+	0.19	01/03/11	2,900,000	2,899,969
					70,594,735
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $108,811,710) 100.0%					108,813,799

TOTAL INVESTMENTS (Cost: $108,811,710) 100.0%					108,813,799

OTHER NET ASSETS 0.0% (3)					3,811

NET ASSETS 100.0%					$108,817,610

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (46.9%)
U.S. Treasury Note	AAA	1.25	08/31/15	9,000,000	8,753,202
U.S. Treasury Note	AAA	1.38	09/15/12	10,000,000	10,144,920
U.S. Treasury Note	AAA	1.88	06/30/15	8,000,000	8,031,872
U.S. Treasury Note	AAA	1.88	10/31/17	5,000,000	4,753,125
U.S. Treasury Note	AAA	2.25	01/31/15	1,500,000	1,539,843
U.S. Treasury Note	AAA	2.25	11/30/17	5,000,000	4,862,110
U.S. Treasury Note	AAA	2.38	10/31/14	5,750,000	5,951,699
U.S. Treasury Note	AAA	2.38	03/31/16	3,500,000	3,544,296
U.S. Treasury Note	AAA	2.50	03/31/15	5,000,000	5,175,400
U.S. Treasury Note	AAA	2.50	06/30/17	2,000,000	1,992,500
U.S. Treasury Note	AAA	3.00	02/28/17	17,500,000	18,046,870
U.S. Treasury Note	AAA	3.13	05/15/19	3,000,000	3,031,641
U.S. Treasury Note	AAA	3.25	05/31/16	11,500,000	12,129,809
U.S. Treasury Note	AAA	3.25	07/31/16	7,000,000	7,368,046
U.S. Treasury Strip	AAA	0.00	08/15/17	15,000,000	12,534,763
U.S. Treasury Strip	AAA	0.00	11/15/17	5,000,000	4,129,540
U.S. Treasury Strip	AAA	0.00	08/15/18	35,000,000	27,950,085
					139,939,721
U.S. GOVERNMENT AGENCIES (7.2%)
MORTGAGE-BACKED OBLIGATIONS (0.6%)
FHLMC	AAA	5.00	06/15/17	1,748,412	1,794,502
FHLMC	AAA	6.00	02/01/19	15,073	16,651
FHLMC	AAA	6.50	04/01/14	39,949	42,620
FHLMC	AAA	7.00	02/01/14	16,528	17,712
FHLMC	AAA	7.50	03/15/21	12,329	14,633
FHLMC	AAA	8.00	09/01/18	1,938	2,167
FHLMC	AAA	8.50	09/01/17	3,626	4,069
FNMA	AAA	6.00	09/01/12	3,111	3,380
FNMA	AAA	6.50	08/01/13	8,194	8,724
FNMA	AAA	6.50	12/25/23	13,163	13,263
FNMA	AAA	8.00	06/01/17	579	586
					1,918,307
NON-MORTGAGE-BACKED OBLIGATIONS (6.6%)
FFCB	AAA	4.95	10/10/14	12,500,000	14,079,808
FFCB	AAA	5.10	08/05/13	5,000,000	5,525,815
					19,605,623
CORPORATE DEBT (42.7%)
CONSUMER DISCRETIONARY (4.7%)
AutoZone, Inc.	BBB	6.50	01/15/14	1,000,000	1,110,532
Best Buy Co., Inc.	BBB-	6.75	07/15/13	1,000,000	1,106,177
Black & Decker Corp.	A	4.75	11/01/14	500,000	538,130
Black & Decker Corp.	A	5.75	11/15/16	500,000	555,981
Brinker International, Inc.	BBB-	5.75	06/01/14	1,000,000	1,050,998
DaimlerChrysler N.A. LLC	A-	5.75	09/08/11	1,000,000	1,033,281
Ethan Allen Interiors, Inc.	B+	5.38	10/01/15	500,000	480,669
Fortune Brands, Inc.	BBB-	4.88	12/01/13	1,000,000	1,044,848
Home Depot, Inc.	BBB+	5.40	03/01/16	250,000	280,151
Johnson Controls, Inc.	BBB+	4.88	09/15/13	250,000	268,631
Johnson Controls, Inc.	BBB+	5.25	01/15/11	750,000	750,867
Kohl’s Corp.	BBB+	7.38	10/15/11	500,000	525,368
Leggett & Platt, Inc.	BBB+	4.70	04/01/13	750,000	792,689
Marriott International, Inc.	BBB	5.63	02/15/13	750,000	804,367
Mattel, Inc.	BBB	6.13	06/15/11	1,000,000	1,021,168
Newell Rubbermaid, Inc.	BBB-	5.50	04/15/13	500,000	537,999

Scholastic Corp.	BB-	5.00	04/15/13	250,000	250,625
Stanley Black & Decker, Inc.	A	4.90	11/01/12	525,000	555,176
Starwood Hotels & Resorts	BB+	6.25	02/15/13	217,000	232,190
Whirlpool Corp.	BBB-	5.50	03/01/13	500,000	531,017
Whirlpool Corp.	BBB-	6.50	06/15/16	500,000	551,372
					14,022,236
CONSUMER STAPLES (3.1%)
Anheuser-Busch Cos., Inc.	BBB+	4.38	01/15/13	1,000,000	1,054,401
Anheuser-Busch Cos., Inc.	BBB+	4.70	04/15/12	100,000	104,432
Brown-Forman Corp.	A	5.20	04/01/12	1,000,000	1,050,892
Clorox Co.	BBB+	5.00	03/01/13	500,000	534,068
Clorox Co.	BBB+	5.00	01/15/15	300,000	325,194
ConAgra Foods, Inc.	BBB	6.75	09/15/11	1,000,000	1,040,667
CVS Caremark Corp.	BBB+	6.13	08/15/16	500,000	567,292
Hershey Co.	A	4.85	08/15/15	500,000	545,595
Hershey Co.	A	5.00	04/01/13	500,000	541,382
Kraft Foods, Inc.	BBB-	5.25	10/01/13	500,000	546,601
Kraft Foods, Inc.	BBB-	5.63	11/01/11	65,000	67,528
Kroger Co.	BBB	4.95	01/15/15	500,000	540,054
Safeway, Inc.	BBB	3.95	08/15/20	1,000,000	946,950
Safeway, Inc.	BBB	6.50	03/01/11	500,000	503,907
Sara Lee Corp.	BBB	3.88	06/15/13	750,000	784,547
					9,153,510
ENERGY (3.6%)
CenterPoint Energy Resources	BBB	7.75	02/15/11	420,000	423,148
CenterPoint Energy Resources	BBB	7.88	04/01/13	750,000	847,826
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	500,000	540,602
Enbridge, Inc.	A-	5.80	06/15/14	1,065,000	1,184,715
Kinder Morgan, Inc.	BB	5.15	03/01/15	250,000	251,875
Nabors Industries Ltd.	BBB	5.38	08/15/12	750,000	791,817
National Oilwell Varco, Inc.	BBB+	6.13	08/15/15	1,000,000	1,032,737
Noble Corp.	A-	5.88	06/01/13	1,000,000	1,091,903
Sunoco, Inc.	BBB-	4.88	10/15/14	500,000	521,116
Sunoco, Inc.	BBB-	9.63	04/15/15	500,000	592,602
Transocean, Inc.	BBB	1.50	12/15/37	1,200,000	1,161,000
Valero Energy Corp.	BBB	4.75	06/15/13	1,000,000	1,065,726
Weatherford Int’l. Ltd.	BBB	5.15	03/15/13	500,000	530,368
Weatherford Int’l. Ltd.	BBB	5.50	02/15/16	500,000	530,553
					10,565,988
FINANCIALS (12.5%)
American Express Credit Corp.	BBB+	5.88	05/02/13	1,000,000	1,087,538
Bank of America Corp.	A	3.70	09/01/15	250,000	247,841
Bank of America Corp.	A	5.38	08/15/11	250,000	256,991
Bank of America Corp.	A-	5.75	08/15/16	500,000	510,719
Block Financial LLC	BBB	5.13	10/30/14	750,000	741,950
Bunge Ltd. Finance Corp.	BBB-	5.10	07/15/15	1,000,000	1,031,494
Caterpillar Financial Services	A	6.13	02/17/14	1,000,000	1,124,238
CNA Financial Corp.	BBB-	5.85	12/15/14	200,000	211,011
CNA Financial Corp.	BBB-	6.50	08/15/16	1,000,000	1,070,900
Colonial Realty LP	BB+	4.80	04/01/11	300,000	300,697
Duke Realty LP	BBB-	4.63	05/15/13	500,000	520,301
ERP Operating LP	BBB+	5.38	08/01/16	500,000	546,681
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	742,000	781,883
First Horizon National Corp.	BB+	4.50	05/15/13	125,000	126,194
First Industrial LP	BB-	6.88	04/15/12	750,000	747,814
Fosters Finance Corp.†	BBB	4.88	10/01/14	500,000	529,315
Fosters Finance Corp.†	BBB	6.88	06/15/11	500,000	513,277
General Electric Capital Corp.	AA+	5.00	11/15/11	1,000,000	1,038,145
General Electric Capital Corp.	AA+	5.00	01/08/16	500,000	533,701
Harley-Davidson Funding†	BBB	5.25	12/15/12	1,000,000	1,047,235
Hartford Financial Svcs.	BBB	5.50	10/15/16	1,000,000	1,037,704

HCP, Inc.	BBB	5.65	12/15/13	500,000	537,079
Heinz (H.J.) Finance Co.	BBB	6.00	03/15/12	1,000,000	1,056,252
HSBC Finance Corp.	A	3.22	04/10/11	20,000	19,977
HSBC Finance Corp.	A	3.22	06/10/11	10,000	10,003
HSBC Finance Corp.	A	5.39	11/10/13	40,000	40,287
HSBC Finance Corp.	A	5.42	11/10/13	43,000	43,631
HSBC Finance Corp.	A	5.60	11/10/13	70,000	71,364
Jefferson-Pilot Corp.	A-	4.75	01/30/14	500,000	524,805
JPMorgan Chase & Co.	A+	5.60	06/01/11	250,000	255,339
KeyCorp	BBB+	6.50	05/14/13	1,050,000	1,140,001
Kimco Realty Corp.	BBB+	6.00	11/30/12	1,000,000	1,072,310
Lehman Brothers Hldgs. (5)	NR	5.75	07/18/11	250,000	57,813
Lincoln National Corp.	A-	5.65	08/27/12	400,000	425,488
Mack-Cali Realty LP	BBB	5.80	01/15/16	1,000,000	1,055,365
Markel Corp.	BBB	6.80	02/15/13	1,000,000	1,059,316
MetLife, Inc.	A-	5.00	11/24/13	250,000	270,890
Morgan Stanley	A	3.22	02/01/11	500,000	500,095
Morgan Stanley	A	4.00	07/24/15	1,000,000	1,005,185
Nat’l. Rural Utilities Coop.	A	7.25	03/01/12	1,000,000	1,071,996
National City Corp.	A	4.00	02/01/11	1,000,000	1,001,250
Nationwide Health Pptys., Inc.	BBB	6.50	07/15/11	1,000,000	1,027,425
Nissan Motor Acceptance Corp.†	BBB+	4.50	01/30/15	790,000	820,281
Nissan Motor Acceptance Corp.†	BBB+	5.63	03/14/11	500,000	504,641
Odyssey Re Hldgs. Corp.	BBB-	6.88	05/01/15	250,000	269,762
Protective Life Corp.	A-	4.88	11/01/14	1,000,000	1,055,399
Prudential Financial, Inc.	A	4.75	09/17/15	1,000,000	1,057,985
Regency Centers LP	BBB	4.95	04/15/14	500,000	522,988
SLM Corp.	BBB-	4.72	06/15/12	60,000	58,763
Southtrust Bank, N.A.	AA-	4.75	03/01/13	250,000	266,104
Textron Financial Corp.	BB+	5.40	04/28/13	1,000,000	1,036,299
Travelers Cos., Inc.	A-	5.38	06/15/12	1,000,000	1,060,642
Tyco Int’l. Finance	A-	6.00	11/15/13	675,000	748,803
Unitrin, Inc.	BBB-	6.00	11/30/15	1,500,000	1,517,028
Vornado Realty LP	BBB	5.60	02/15/11	500,000	501,978
Wachovia Bank, N.A.	AA-	5.60	03/15/16	500,000	544,049
Zions Bancorporation	BB+	5.65	05/15/14	1,000,000	996,571
					37,212,793
HEALTH CARE (4.0%)
Abbott Laboratories	AA	5.60	05/15/11	500,000	509,846
Allergan, Inc.	A+	5.75	04/01/16	500,000	569,574
Baxter International, Inc.	A+	4.63	03/15/15	250,000	272,257
Beckman Coulter, Inc.	BBB	6.88	11/15/11	925,000	966,822
Biogen Idec, Inc.	BBB+	6.88	03/01/18	1,250,000	1,409,201
Blue Cross & Blue Shield of FL†	A-	8.25	11/15/11	1,000,000	1,041,805
Boston Scientific Corp.	BBB-	4.25	01/12/11	500,000	500,217
Cardinal Health, Inc.	BBB+	5.50	06/15/13	1,000,000	1,083,204
Humana, Inc.	BBB-	6.45	06/01/16	1,415,000	1,547,869
Laboratory Corp. of America	BBB+	5.50	02/01/13	285,000	304,119
Laboratory Corp. of America	BBB+	5.63	12/15/15	500,000	548,059
Lilly (Eli) & Co.	AA-	5.20	03/15/17	500,000	554,220
McKesson Corp.	A-	7.75	02/01/12	1,000,000	1,068,983
UnitedHealth Group, Inc.	A-	5.25	03/15/11	250,000	252,119
UnitedHealth Group, Inc.	A-	5.50	11/15/12	750,000	804,044
WellPoint, Inc.	A-	5.00	01/15/11	500,000	500,528
					11,932,867
INDUSTRIALS (4.7%)
Avery Dennison Corp.	BBB	4.88	01/15/13	500,000	529,588
Burlington Northern Santa Fe	BBB+	4.30	07/01/13	500,000	535,054
Cargill, Inc.†	A	5.20	01/22/13	1,000,000	1,078,879
CSX Corp.	BBB-	6.25	04/01/15	1,000,000	1,136,428
Dun & Bradstreet Corp.	A-	6.00	04/01/13	1,000,000	1,089,422

Federal Express Corp.	BBB	9.65	06/15/12	1,000,000	1,118,057
Masco Corp.	BBB	4.80	06/15/15	500,000	492,266
Masco Corp.	BBB	5.88	07/15/12	300,000	314,492
Pitney Bowes, Inc.	BBB+	5.25	01/15/37	1,000,000	1,013,295
Precision Castparts Corp.	A-	5.60	12/15/13	750,000	830,605
Roper Industries, Inc.	BBB-	6.63	08/15/13	1,000,000	1,114,543
Ryder System, Inc.	BBB+	6.00	03/01/13	500,000	537,498
Ryder System, Inc.	BBB+	7.20	09/01/15	1,000,000	1,146,896
Southwest Airlines Co.	BBB	5.25	10/01/14	500,000	525,869
Steelcase, Inc.	BBB-	6.50	08/15/11	1,000,000	1,021,924
Union Pacific Corp.	BBB+	4.88	01/15/15	500,000	537,675
Union Pacific Corp.	BBB+	6.13	01/15/12	500,000	526,170
Waste Management, Inc.	BBB	5.00	03/15/14	500,000	540,405
					14,089,066
INFORMATION TECHNOLOGY (2.0%)
Arrow Electronics, Inc.	BBB-	6.88	07/01/13	750,000	824,421
Avnet, Inc.	BBB-	6.00	09/01/15	980,000	1,048,235
Cisco Systems, Inc.	A+	5.25	02/22/11	250,000	251,567
Ingram Micro, Inc.	BBB-	5.25	09/01/17	1,500,000	1,517,984
Intuit, Inc.	BBB	5.40	03/15/12	725,000	759,238
Western Union Co.	A-	5.40	11/17/11	500,000	519,789
Xerox Corp.	BBB-	6.88	08/15/11	1,000,000	1,034,320
					5,955,554
MATERIALS (2.6%)
Airgas, Inc.	BBB	3.25	10/01/15	1,500,000	1,481,775
Bemis Co., Inc.	BBB	4.88	04/01/12	500,000	520,428
Cytec Industries, Inc.	BBB	6.00	10/01/15	1,000,000	1,095,376
Lubrizol Corp.	BBB+	5.50	10/01/14	500,000	547,247
Martin Marietta Materials, Inc.	BBB+	6.88	04/01/11	1,000,000	1,011,807
Rohm & Haas Co.	BBB-	5.60	03/15/13	750,000	801,891
Sealed Air Corp.†	BB+	5.63	07/15/13	1,000,000	1,056,684
Temple-Inland, Inc.	BBB	7.88	05/01/12	143,000	152,985
Vulcan Materials Co.	BBB-	6.30	06/15/13	1,000,000	1,061,455
					7,729,648
TELECOMMUNICATION SERVICES (1.1%)
BellSouth Corp.	A-	4.75	11/15/12	900,000	960,030
CenturyLink, Inc.	BBB-	5.00	02/15/15	1,250,000	1,276,406
Verizon New England, Inc.	A-	6.50	09/15/11	1,000,000	1,038,893
					3,275,329
UTILITIES (4.4%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	568,351
AGL Capital Corp.	BBB+	7.13	01/14/11	1,000,000	1,001,399
Arizona Public Svc. Co.	BBB-	6.38	10/15/11	500,000	520,688
Arizona Public Svc. Co.	BBB-	6.50	03/01/12	500,000	528,414
Atmos Energy Corp.	BBB+	4.95	10/15/14	1,000,000	1,071,662
Black Hills Corp.	BBB-	9.00	05/15/14	2,000,000	2,295,740
Entergy New Orleans, Inc.	BBB+	5.25	08/01/13	1,000,000	1,059,224
Exelon Generation Co. LLC	BBB	5.35	01/15/14	1,000,000	1,082,571
PPL Energy Supply LLC	BBB+	5.70	10/15/15	600,000	656,720
PPL Energy Supply LLC	BBB+	6.40	11/01/11	1,100,000	1,151,424
Progress Energy, Inc.	BBB	6.85	04/15/12	900,000	964,050
Southwest Gas Corp.	NR	8.38	02/15/11	1,000,000	1,007,855
TransAlta Corp.	BBB	5.75	12/15/13	1,000,000	1,090,945
					12,999,043
TOTAL LONG-TERM DEBT SECURITIES (Cost: $276,486,369) 96.8%					288,399,685

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.7%)
NetJets, Inc.†	A-1+	0.10	01/03/11	4,900,000	4,899,973
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,899,973) 1.7%					4,899,973

TEMPORARY CASH INVESTMENTS (2) (Cost: $750,000) 0.2%					750,000

TOTAL INVESTMENTS (Cost: $282,136,342) 98.7%					294,049,658

OTHER NET ASSETS 1.3%					3,802,590

NET ASSETS 100.0%					$297,852,248

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION  -  BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2010

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (20.3%)
U.S. Treasury Bond	AAA	3.50	02/15/39	8,000,000	6,893,752
U.S. Treasury Note	AAA	0.88	03/31/11	4,000,000	4,006,564
U.S. Treasury Note	AAA	1.25	08/31/15	13,000,000	12,643,514
U.S. Treasury Note	AAA	1.88	06/30/15	500,000	501,992
U.S. Treasury Note	AAA	2.38	03/31/16	10,000,000	10,126,560
U.S. Treasury Note	AAA	2.50	03/31/15	7,000,000	7,245,560
U.S. Treasury Note	AAA	3.13	05/15/19	24,000,000	24,253,127
U.S. Treasury Note	AAA	3.25	05/31/16	36,000,000	37,971,571
U.S. Treasury Note	AAA	3.50	05/15/20	17,000,000	17,414,460
					121,057,100
U.S. GOVERNMENT AGENCIES (31.9%)
MORTGAGE-BACKED OBLIGATIONS (29.8%)
FHARM	AAA	4.64	09/01/39	2,194,728	2,297,050
FHARM	AAA	5.22	04/01/37	1,263,851	1,335,363
FHARM	AAA	5.24	02/01/36	1,111,705	1,184,254
FHARM	AAA	5.39	04/01/37	1,295,755	1,371,694
FHARM	AAA	5.43	05/01/37	1,186,287	1,262,545
FHARM	AAA	5.77	03/01/37	786,393	845,894
FHLMC	AAA	4.00	05/01/24	1,199,812	1,235,994
FHLMC	AAA	4.00	02/01/25	2,357,762	2,428,862
FHLMC	AAA	4.50	03/01/34	2,129,379	2,199,378
FHLMC	AAA	4.50	08/01/34	2,349,795	2,424,102
FHLMC	AAA	4.50	08/15/35	530,322	530,767
FHLMC	AAA	5.00	02/01/26	602,795	636,504
FHLMC	AAA	5.00	04/15/29	2,195,922	2,341,687
FHLMC	AAA	5.50	12/15/20	3,500,000	3,707,169
FHLMC	AAA	5.50	03/01/21	640,508	690,849
FHLMC	AAA	5.50	07/01/32	1,528,755	1,641,016
FHLMC	AAA	5.50	01/15/33	1,179,631	1,288,753
FHLMC	AAA	5.50	01/15/35	617,000	674,080
FHLMC	AAA	6.00	07/15/29	928,132	1,008,500
FHLMC	AAA	6.00	03/15/32	1,040,215	1,144,887
FNMA	AAA	4.00	05/01/19	1,366,451	1,424,738
FNMA	AAA	4.00	10/01/30	3,444,975	3,471,384
FNMA	AAA	4.00	01/01/31	4,500,000	4,534,497
FNMA	AAA	4.00	03/01/35	1,838,145	1,851,096
FNMA	AAA	4.00	05/01/35	1,609,556	1,620,897
FNMA	AAA	4.50	05/01/18	1,077,181	1,141,139
FNMA	AAA	4.50	05/01/19	258,968	274,020
FNMA	AAA	4.50	06/01/19	446,663	472,625
FNMA	AAA	4.50	07/25/24	1,767,145	1,785,179
FNMA	AAA	4.50	07/01/29	2,456,911	2,545,146
FNMA	AAA	4.50	05/01/30	2,296,991	2,379,669
FNMA	AAA	4.50	08/01/33	1,277,456	1,321,646
FNMA	AAA	4.50	08/01/33	1,205,259	1,246,198
FNMA	AAA	4.50	09/01/33	2,820,118	2,915,908
FNMA	AAA	4.50	10/01/33	2,410,644	2,492,526
FNMA	AAA	4.50	10/01/33	1,182,190	1,222,345
FNMA	AAA	4.50	05/01/34	690,926	713,314
FNMA	AAA	4.50	06/01/34	1,710,707	1,766,141
FNMA	AAA	4.50	07/01/34	2,001,515	2,066,372
FNMA	AAA	4.50	01/01/35	2,295,799	2,375,215
FNMA	AAA	4.50	08/01/35	2,325,410	2,400,037
FNMA	AAA	4.50	12/01/35	1,418,424	1,463,944
FNMA	AAA	4.50	05/01/40	2,206,064	2,293,373

FNMA	AAA	5.00	04/01/18	246,856	264,328
FNMA	AAA	5.00	09/01/18	1,006,896	1,078,166
FNMA	AAA	5.00	09/01/20	849,008	906,979
FNMA	AAA	5.00	10/01/20	1,244,697	1,329,686
FNMA	AAA	5.00	10/01/25	947,119	1,001,329
FNMA	AAA	5.00	06/01/33	1,215,720	1,285,807
FNMA	AAA	5.00	09/01/33	4,469,268	4,726,926
FNMA	AAA	5.00	11/01/33	3,230,307	3,416,538
FNMA	AAA	5.00	11/01/33	2,302,744	2,435,499
FNMA	AAA	5.00	01/01/34	1,580,614	1,671,737
FNMA	AAA	5.00	03/01/34	726,180	768,045
FNMA	AAA	5.00	04/01/34	980,740	1,036,055
FNMA	AAA	5.00	04/01/34	372,680	393,699
FNMA	AAA	5.00	04/01/35	1,305,425	1,378,236
FNMA	AAA	5.00	06/01/35	892,665	942,454
FNMA	AAA	5.00	09/01/35	2,871,588	3,031,753
FNMA	AAA	5.00	11/25/35	2,500,000	2,622,053
FNMA	AAA	5.00	05/01/39	2,817,076	2,996,920
FNMA	AAA	5.50	04/01/17	131,306	141,585
FNMA	AAA	5.50	05/01/17	254,037	273,923
FNMA	AAA	5.50	01/01/24	797,115	859,471
FNMA	AAA	5.50	03/01/24	1,828,146	1,969,813
FNMA	AAA	5.50	09/01/25	803,826	864,731
FNMA	AAA	5.50	11/01/26	762,519	818,844
FNMA	AAA	5.50	01/01/27	496,094	532,739
FNMA	AAA	5.50	07/01/33	2,148,314	2,315,663
FNMA	AAA	5.50	09/01/33	1,272,586	1,371,718
FNMA	AAA	5.50	10/01/33	1,656,067	1,785,071
FNMA	AAA	5.50	03/01/34	1,082,296	1,166,605
FNMA	AAA	5.50	03/01/34	513,671	553,685
FNMA	AAA	5.50	07/01/34	824,566	887,510
FNMA	AAA	5.50	09/01/34	1,065,113	1,146,751
FNMA	AAA	5.50	09/01/34	1,056,306	1,136,940
FNMA	AAA	5.50	09/01/34	448,378	482,606
FNMA	AAA	5.50	10/01/34	2,413,543	2,597,783
FNMA	AAA	5.50	02/01/35	865,348	931,405
FNMA	AAA	5.50	02/01/35	732,814	788,067
FNMA	AAA	5.50	04/01/35	1,000,055	1,075,457
FNMA	AAA	5.50	08/01/35	2,038,704	2,192,418
FNMA	AAA	5.50	07/01/36	3,461,716	3,725,969
FNMA	AAA	5.50	02/25/37	1,168,242	1,273,433
FNMA	AAA	5.50	11/01/38	1,050,017	1,114,748
FNMA	AAA	5.50	06/01/48	1,038,120	1,103,415
FNMA	AAA	6.00	03/01/17	172,792	188,479
FNMA	AAA	6.00	05/01/23	951,236	1,050,915
FNMA	AAA	6.00	01/01/25	587,457	646,512
FNMA	AAA	6.00	03/01/28	1,021,894	1,115,009
FNMA	AAA	6.00	04/01/32	296,089	326,173
FNMA	AAA	6.00	04/01/32	137,134	151,068
FNMA	AAA	6.00	05/01/32	910,039	1,002,501
FNMA	AAA	6.00	04/01/33	1,392,479	1,533,959
FNMA	AAA	6.00	11/01/34	772,261	847,104
FNMA	AAA	6.00	12/01/36	977,001	1,064,970
FNMA	AAA	6.00	01/01/37	1,058,919	1,154,264
FNMA	AAA	6.00	03/01/37	692,892	750,084
FNMA	AAA	6.00	04/01/37	722,573	782,214
FNMA	AAA	6.00	05/01/37	801,802	867,982
FNMA	AAA	6.00	06/01/37	963,320	1,042,832
FNMA	AAA	6.00	07/01/37	741,418	806,785
FNMA	AAA	6.00	08/01/37	1,537,086	1,672,603
FNMA	AAA	6.00	12/01/37	765,466	832,953

FNMA	AAA	6.00	10/25/44	1,149,682	1,266,806
FNMA	AAA	6.00	02/25/47	2,185,040	2,407,640
FNMA	AAA	6.00	12/25/49	1,968,825	2,169,399
FNMA	AAA	6.50	09/01/16	57,317	62,538
FNMA	AAA	6.50	03/01/17	426,194	466,349
FNMA	AAA	6.50	05/01/17	68,118	74,536
FNMA	AAA	6.50	04/01/32	126,365	142,087
FNMA	AAA	6.50	05/01/32	934,041	1,050,249
FNMA	AAA	6.50	05/01/32	349,949	393,488
FNMA	AAA	6.50	09/01/36	590,324	654,915
FNMA	AAA	6.50	05/01/37	733,224	815,513
FNMA	AAA	6.50	07/01/37	376,873	419,169
FNMA	AAA	6.50	09/01/37	734,580	817,020
FNMA	AAA	6.50	05/01/38	952,380	1,059,061
FNMA	AAA	7.00	09/01/31	109,370	124,599
FNMA	AAA	7.00	11/01/31	92,597	105,491
FNMA	AAA	7.00	01/25/44	1,305,077	1,538,360
FNMA	AAA	7.50	04/01/32	98,105	112,705
FNMA	AAA	7.50	06/01/32	290,660	333,915
FNMA	AAA	8.00	03/01/31	59,770	69,124
FNMA	AAA	8.00	04/01/32	52,634	60,936
FNMA	AAA	8.00	04/01/32	34,103	39,463
GNMA (4)	AAA	3.50	09/20/33	3,000,000	3,068,814
GNMA (4)	AAA	4.50	02/20/20	1,826,748	1,942,755
GNMA (4)	AAA	5.00	06/20/39	1,886,003	1,913,273
GNMA (4)	AAA	5.00	11/15/39	1,890,629	2,011,347
GNMA (4)	AAA	6.50	04/15/31	36,012	40,886
GNMA (4)	AAA	6.50	12/15/31	146,937	166,822
GNMA (4)	AAA	6.50	05/15/32	47,437	53,856
GNMA (4)	AAA	7.00	09/15/31	36,325	41,672
GNMA (4)	AAA	7.00	09/15/31	33,926	38,919
GNMA (4)	AAA	7.00	05/15/32	18,533	21,222
Vendee Mortgage Trust (4)	AAA	5.25	01/15/32	2,204,531	2,395,688
					178,138,341
NON-MORTGAGE-BACKED OBLIGATIONS (2.1%)
FNMA	AAA	0.00	10/09/19	20,000,000	12,628,460

CORPORATE DEBT (42.6%)
CONSUMER DISCRETIONARY (5.2%)
Best Buy Co., Inc.	BBB-	6.75	07/15/13	500,000	553,089
Black & Decker Corp.	A	4.75	11/01/14	2,000,000	2,152,520
Brinker International, Inc.	BBB-	5.75	06/01/14	2,000,000	2,101,996
Ethan Allen Interiors, Inc.	B+	5.38	10/01/15	2,000,000	1,922,674
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,010,000
Fortune Brands, Inc.	BBB-	4.88	12/01/13	500,000	522,424
Fortune Brands, Inc.	BBB-	5.38	01/15/16	1,900,000	1,964,876
Home Depot, Inc.	BBB+	5.40	03/01/16	2,000,000	2,241,210
Johnson Controls, Inc.	BBB+	4.88	09/15/13	2,500,000	2,686,305
Kohl’s Corp.	BBB+	6.30	03/01/11	1,500,000	1,512,524
Leggett & Platt, Inc.	BBB+	4.70	04/01/13	2,000,000	2,113,838
Marriott International, Inc.	BBB	5.63	02/15/13	2,000,000	2,144,978
Mattel, Inc.	BBB	4.35	10/01/20	1,000,000	969,039
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	2,000,000	1,983,898
Omnicom Group, Inc.	BBB+	4.45	08/15/20	2,000,000	1,957,058
Scholastic Corp.	BB-	5.00	04/15/13	2,000,000	2,005,000
Starwood Hotels & Resorts	BB+	6.25	02/15/13	109,000	116,630
Whirlpool Corp.	BBB-	6.50	06/15/16	2,000,000	2,205,486
					31,163,545
CONSUMER STAPLES (2.2%)
Clorox Co.	BBB+	5.00	03/01/13	2,000,000	2,136,270
Corn Products Int’l., Inc.	BBB	4.63	11/01/20	2,000,000	1,972,554

CVS Caremark Corp.	BBB+	6.13	08/15/16	2,000,000	2,269,166
Kraft Foods, Inc.	BBB-	5.63	11/01/11	258,000	268,033
Kroger Co.	BBB	4.95	01/15/15	2,000,000	2,160,214
Ralcorp Hldgs., Inc.	BBB-	4.95	08/15/20	1,500,000	1,494,234
Safeway, Inc.	BBB	3.95	08/15/20	2,900,000	2,746,155
					13,046,626
ENERGY (5.1%)
CenterPoint Energy Resources	BBB	7.75	02/15/11	2,000,000	2,014,990
Diamond Offshore Drilling, Inc.	A-	4.88	07/01/15	2,000,000	2,162,408
Enbridge, Inc.	A-	5.80	06/15/14	1,000,000	1,112,408
Kinder Morgan, Inc.	BB	5.15	03/01/15	2,000,000	2,015,000
Nabors Industries Ltd.	BBB	5.38	08/15/12	1,000,000	1,055,756
National Oilwell Varco, Inc.	BBB+	6.13	08/15/15	2,000,000	2,065,474
Noble Corp.	A-	7.50	03/15/19	2,000,000	2,399,522
Seacor Hldgs., Inc.	BBB-	7.38	10/01/19	2,775,000	2,878,391
Seariver Maritime, Inc.	AAA	0.00	09/01/12	10,000,000	9,617,760
Transocean, Inc.	BBB	1.50	12/15/37	3,000,000	2,902,500
Weatherford Int’l. Ltd.	BBB	5.15	03/15/13	500,000	530,368
Weatherford Int’l. Ltd.	BBB	5.50	02/15/16	1,500,000	1,591,658
					30,346,235
FINANCIALS (15.3%)
Alleghany Corp.	BBB	5.63	09/15/20	2,500,000	2,441,408
Allstate Corp.	A-	7.45	05/16/19	2,000,000	2,427,302
Ally Financial, Inc.	B	0.00	12/01/12	10,000,000	9,025,000
American Express Credit Corp.	BBB+	5.88	05/02/13	500,000	543,769
Bank of America Corp.	A	3.70	09/01/15	2,000,000	1,982,730
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	2,000,000	2,219,644
Block Financial LLC	BBB	5.13	10/30/14	1,750,000	1,731,217
Bunge Ltd. Finance Corp.	BBB-	5.35	04/15/14	2,000,000	2,102,228
CNA Financial Corp.	BBB-	6.50	08/15/16	2,000,000	2,141,800
Colonial Realty LP	BB+	4.80	04/01/11	1,500,000	1,503,486
Duke Realty LP	BBB-	4.63	05/15/13	2,000,000	2,081,204
Fairfax Financial Hldgs.	BBB-	8.25	10/01/15	2,500,000	2,634,375
First Horizon National Corp.	BB+	4.50	05/15/13	5,000,000	5,047,765
First Industrial LP	BB-	6.88	04/15/12	2,000,000	1,994,170
Fosters Finance Corp.†	BBB	6.88	06/15/11	2,000,000	2,053,108
General Electric Capital Corp.	AA+	5.00	11/15/11	2,000,000	2,076,290
Goldman Sachs Group, Inc.	A	3.70	08/01/15	1,000,000	1,018,912
Harley-Davidson Funding†	BBB	5.25	12/15/12	500,000	523,618
Hartford Financial Svcs.	BBB	5.50	10/15/16	2,000,000	2,075,408
HCP, Inc.	BBB	5.65	12/15/13	2,000,000	2,148,316
Health Care REIT, Inc.	BBB-	6.13	04/15/20	2,500,000	2,631,663
Heinz (H.J.) Finance Co.	BBB	6.00	03/15/12	2,000,000	2,112,504
HSBC Finance Corp.	A	5.39	11/10/13	100,000	100,718
HSBC Finance Corp.	A	5.56	10/10/13	70,000	69,945
JP Morgan Chase Bank NA	A+	6.00	10/01/17	2,000,000	2,217,124
KeyCorp	BBB+	6.50	05/14/13	2,000,000	2,171,430
Kimco Realty Corp.	BBB+	6.00	11/30/12	1,000,000	1,072,310
Lincoln National Corp.	A-	5.65	08/27/12	2,000,000	2,127,442
Markel Corp.	BBB	6.80	02/15/13	2,000,000	2,118,632
Morgan Stanley	A	4.00	07/24/15	2,000,000	2,010,370
National City Corp.	A	4.00	02/01/11	2,000,000	2,002,500
Nationwide Health Pptys., Inc.	BBB	6.50	07/15/11	2,000,000	2,054,850
Pacific LifeCorp.†	BBB+	6.00	02/10/20	2,000,000	2,101,990
Protective Life Corp.	A-	4.88	11/01/14	1,000,000	1,055,399
Protective Life Secured Trust	AA-	4.92	12/10/14	124,000	123,333
Protective Life Secured Trust	AA-	5.07	10/10/14	53,000	52,653
Protective Life Secured Trust	AA-	5.17	08/10/14	21,000	20,938
Prudential Financial, Inc.	A	4.75	09/17/15	2,000,000	2,115,970
Regency Centers LP	BBB	4.95	04/15/14	2,000,000	2,091,952
Retail Properties, Inc.†	A-	7.88	03/15/16	5,000,000	5,938,490

Shurgard Storage Centers	A	7.75	02/22/11	750,000	757,859
Southtrust Bank, N.A.	AA-	4.75	03/01/13	1,250,000	1,330,518
Travelers Cos., Inc.	A-	5.38	06/15/12	500,000	530,321
Unitrin, Inc.	BBB-	6.00	11/30/15	2,500,000	2,528,380
Vornado Realty LP	BBB	5.60	02/15/11	2,000,000	2,007,910
Zions Bancorporation	BB+	5.65	05/15/14	2,000,000	1,993,142
					91,110,093
HEALTH CARE (4.3%)
Allergan, Inc.	A+	5.75	04/01/16	2,000,000	2,278,296
AmerisourceBergen Corp.	BBB+	4.88	11/15/19	2,500,000	2,549,420
Biogen Idec, Inc.	BBB+	6.88	03/01/18	2,500,000	2,818,403
CIGNA Corp.	BBB	5.38	03/15/17	2,000,000	2,116,160
Humana, Inc.	BBB-	7.20	06/15/18	2,000,000	2,259,296
Laboratory Corp. of America	BBB+	4.63	11/15/20	500,000	495,490
Laboratory Corp. of America	BBB+	5.50	02/01/13	1,000,000	1,067,085
Laboratory Corp. of America	BBB+	5.63	12/15/15	1,000,000	1,096,117
McKesson Corp.	A-	7.75	02/01/12	1,750,000	1,870,720
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,850,000	2,818,909
UnitedHealth Group, Inc.	A-	5.50	11/15/12	2,000,000	2,144,116
WellPoint, Inc.	A-	4.35	08/15/20	2,000,000	1,984,416
Wyeth	AA	5.50	03/15/13	1,750,000	1,913,410
					25,411,838
INDUSTRIALS (3.0%)
Cargill, Inc.†	A	5.00	11/15/13	500,000	548,298
CSX Corp.	BBB-	6.25	04/01/15	2,000,000	2,272,856
Donnelley (R.R.) & Sons Co.	BBB	4.95	04/01/14	2,000,000	2,049,084
L-3 Communications Corp.	BBB-	4.75	07/15/20	2,750,000	2,701,823
Masco Corp.	BBB	5.88	07/15/12	2,000,000	2,096,610
Pitney Bowes, Inc.	BBB+	5.25	01/15/37	2,000,000	2,026,590
Precision Castparts Corp.	A-	5.60	12/15/13	2,000,000	2,214,946
Ryder System, Inc.	BBB+	6.00	03/01/13	2,000,000	2,149,992
Steelcase, Inc.	BBB-	6.50	08/15/11	2,000,000	2,043,848
					18,104,047
INFORMATION TECHNOLOGY (1.4%)
Avnet, Inc.	BBB-	5.88	06/15/20	600,000	602,345
Avnet, Inc.	BBB-	6.00	09/01/15	2,000,000	2,139,256
Cisco Systems, Inc.	A+	5.25	02/22/11	2,000,000	2,012,532
Fiserv, Inc.	BBB-	4.63	10/01/20	2,770,000	2,690,459
Ingram Micro, Inc.	BBB-	5.25	09/01/17	500,000	505,995
Xerox Corp.	BBB-	6.88	08/15/11	500,000	517,160
					8,467,747
MATERIALS (2.7%)
Airgas, Inc.	BBB	3.25	10/01/15	2,000,000	1,975,700
Cytec Industries, Inc.	BBB	6.00	10/01/15	2,000,000	2,190,752
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,450,375
Geon Co.	B+	7.50	12/15/15	3,750,000	3,857,813
Lubrizol Corp.	BBB+	5.50	10/01/14	2,000,000	2,188,986
Martin Marietta Materials, Inc.	BBB+	6.88	04/01/11	1,500,000	1,517,711
Vulcan Materials Co.	BBB-	7.00	06/15/18	2,000,000	2,096,240
					16,277,577
TELECOMMUNICATION SERVICES (1.1%)
Alltel Corp.	A-	7.00	03/15/16	2,000,000	2,357,682
CenturyLink, Inc.	BBB-	5.00	02/15/15	2,000,000	2,042,250
Verizon Florida LLC	A-	6.13	01/15/13	2,000,000	2,169,590
					6,569,522
UTILITIES (2.3%)
AGL Capital Corp.	BBB+	6.38	07/15/16	500,000	568,351
Ameren Energy Generating Co.	BBB-	6.30	04/01/20	2,500,000	2,426,098
Arizona Public Svc. Co.	BBB-	6.50	03/01/12	2,000,000	2,113,656
Entergy Corp.	BBB-	5.13	09/15/20	500,000	493,282
Entergy New Orleans, Inc.	BBB+	5.25	08/01/13	1,075,000	1,138,666

PPL Energy Supply LLC	BBB+	5.40	08/15/14	2,000,000	2,146,668
Progress Energy Enterprise	A	5.25	12/15/15	2,000,000	2,242,320
UIL Hldgs. Corp.	BBB-	4.63	10/01/20	2,725,000	2,580,360
					13,709,401
SOVEREIGN DEBT (0.7%)
Sri Lanka AID	NR	6.59	09/15/28	3,791,476	4,265,259

TOTAL LONG-TERM DEBT SECURITIES (Cost: $550,526,965) 95.5%					570,295,791

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.7%)
Coca-Cola Co.†	A-1	0.19	01/14/11	353,000	352,976
Int’l. Business Machines Corp.†	A-1	0.16	01/07/11	850,000	849,977
NetJets, Inc.†	A-1+	0.10	01/03/11	10,100,000	10,099,944
New Jersey Natural Gas	A-1	0.19	01/19/11	500,000	499,953
Sysco Corp.†	A-1+	0.10	01/03/11	10,000,000	9,999,944
					21,802,794
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $21,802,794) 3.7%					21,802,794

TEMPORARY CASH INVESTMENTS (2) (Cost: $105,200) 0.0% (3)					105,200

TOTAL INVESTMENTS (Cost: $572,434,959) 99.2%					592,203,785

OTHER NET ASSETS 0.8%					4,978,933

NET ASSETS 100.0%					$597,182,718

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2010

Abbreviations:	FFCB = Federal Farm Credit Bank
FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

* Non-income producing security.

** Ratings as per Standard & Poors Corporation.

*** This security is fair valued in accordance with procedures established by the Funds’ Board of Directors. This security is listed as a Level 3 security in Note 1, Fair Value.

† Security is exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2010, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

	Aggregate	Percentage
	Market	of
Fund	Value	Net Assets

EQUITY INDEX FUND	$9,999,933	1.1%
ALL AMERICA FUND	$1,429,291	0.5%
SMALL CAP VALUE FUND	$5,919,909	2.1%
SMALL CAP GROWTH FUND	$3,799,979	1.4%
MID CAP VALUE FUND	$2,099,964	3.8%
COMPOSITE FUND	$1,618,370	1.0%
MONEY MARKET FUND	$40,292,739	37.0%
MID-TERM BOND FUND	$11,492,090	3.9%
BOND FUND	$32,468,345	5.4%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.
Information on futures contracts outstanding in the Funds as of December 31, 2010, were as follows:

							Face Value
							of Futures
					Underlying		as a % of
	Number of		Purchased (P)	Expiration	Face Amount	Unrealized	Total
Fund	Contracts	Contract Type	or Sold (S)	Date	at Value(a)	Gain(Loss)	Investments

EQUITY INDEX FUND	344	E-mini S&P 500 Stock Index	P	March 2011	$21,551,600	$212,955	2.4%
ALL AMERICA FUND	61	E-mini S&P 500 Stock Index	P	March 2011	$3,821,650	$73,960	1.4%
MID-CAP EQUITY INDEX FUND	152	E-mini S&P MidCap 400 Stock Index	P	March 2011	$13,760,560	$45,435	2.8%

(a)

Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)

The fund has an arrangement with its custodian bank, JP Morgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2010 was 0.15%.

(3)	Percentage is less than 0.05%.

(4)	U.S. Government guaranteed security.

(5)	Issuer has filed for Chapter XI bankruptcy law (or equivalent) protection; issue is non-income producing.

Fair Value—The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2010, management determined that the fair value inputs for all equity securities, including shares of registered investment companies, were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2.  In addition, certain Rule 144A securities not actively traded were considered Level 3.  Fair value inputs for all debt securities were considered Level 2.  The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2010, by fair value input hierarchy:

Fund	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Total
Investments at Market Value:
(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$879,890,835	—	—		$879,890,835
Short-Term Debt Securities	—	$24,313,571	—		$24,313,571
Temporary Cash Investments	—	$151,300	—		$151,300
	$879,890,835	$24,464,871	—		$904,355,706

All America Fund
Common Stock - Indexed	$137,537,637	—	—		$137,537,637
Common Stock - Active	$125,385,075	—	$329,297	(1)	$125,714,372
Convertible Preferred Stock	$164,993	—	—		$164,993
Short-Term Debt Securities	—	$6,699,546	—		$6,699,546
Temporary Cash Investments	—	$152,600	—		$152,600
	$263,087,705	$6,852,146	$329,297		$270,269,148

Small Cap Value Fund
Common Stock	$265,370,967	—	$1,919,931	(1)	$267,290,898
Convertible Preferred Stock	$1,262,671	—	—		$1,262,671
Short-Term Debt Securities	—	$16,399,286	—		$16,399,286
	$266,633,638	$16,399,286	$1,919,931		$284,952,855

Small Cap Growth Fund
Common Stock	$273,141,523	—	—		$273,141,523
Short-Term Debt Securities	—	$7,499,977	—		$7,499,977
	$273,141,523	$7,499,977	—		$280,641,500

Mid Cap Value Fund
Common Stock	$52,759,187	—	—		$52,759,187
Short-Term Debt Securities	—	$3,299,963	—		$3,299,963
	$52,759,187	$3,299,963	—		$56,059,150

Mid-Cap Equity Index Fund
Common Stock	$479,670,198	—	—		$479,670,198
Short-Term Debt Securities	—	$13,698,812	—		$13,698,812
Temporary Cash Investments	—	$179,800	—		$179,800
	$479,670,198	$13,878,612	—		$493,548,810

International Fund
Common Stock	$57,983,571	—	—		$57,983,571
Short-Term Debt Securities	—	$3,199,867	—		$3,199,867
	$57,983,571	$3,199,867	—		$61,183,438

Composite Fund
Common Stock	$98,334,911	—	—		$98,334,911
U.S. Government Debt	—	$7,442,123	—		$7,442,123
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$22,697,299	—		$22,697,299
Corporate Long-Term Debt	—	$31,735,734	—		$31,735,734
Short-Term Debt	—	$5,677,641	—		$5,677,641
Temporary Cash Investments	—	$137,400	—		$137,400
	$98,334,911	$67,690,197	—		$166,025,108

Retirement Income Fund
Common Stock	$18,145,675	—	—		$18,145,675

2010 Retirement Fund
Common Stock	$19,176,815	—	—		$19,176,815

2015 Retirement Fund
Common Stock	$78,128,086	—	—		$78,128,086

2020 Retirement Fund
Common Stock	$90,455,139	—	—	$90,455,139

2025 Retirement Fund
Common Stock	$80,518,668	—	—	$80,518,668

2030 Retirement Fund
Common Stock	$67,402,882	—	—	$67,402,882

2035 Retirement Fund
Common Stock	$52,840,881	—	—	$52,840,881

2040 Retirement Fund
Common Stock	$46,631,652	—	—	$46,631,652

2045 Retirement Fund
Common Stock	$53,808,165	—	—	$53,808,165

Conservative Allocation Fund
Common Stock	$51,732,575	—	—	$51,732,575

Moderate Allocation Fund
Common Stock	$162,687,124	—	—	$162,687,124

Aggressive Allocation Fund
Common Stock	$147,404,025	—	—	$147,404,025

Money Market Fund
U.S. Government Debt	—	$7,997,687	—	$7,997,687
U.S. Government Agency Short-Term Debt	—	$30,221,377	—	$30,221,377
Commercial Paper	—	$70,594,735	—	$70,594,735
	—	$108,813,799	—	$108,813,799

Mid-Term Bond Fund
U.S. Government Debt	—	$139,939,721	—	$139,939,721
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$1,918,307	—	$1,918,307
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$19,605,623	—	$19,605,623
Corporate Debt	—	$126,936,034	—	$126,936,034
Short-Term Debt	—	$4,899,973	—	$4,899,973
Temporary Cash Investments	—	$750,000	—	$750,000
	—	$294,049,658	—	$294,049,658

Bond Fund
U.S. Government Debt	—	$121,057,100	—	$121,057,100
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$178,138,341	—	$178,138,341
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$12,628,460	—	$12,628,460
Long-Term Corporate Debt	—	$254,206,631	—	$254,206,631
Sovereign Debt	—	$4,265,259	—	$4,265,259
Short-Term Debt	—	21,802,794	—	21,802,794
Temporary Cash Investments	—	105,200	—	105,200
	—	$592,203,785	—	$592,203,785

Other Financial Instruments:*
Equity Index Fund	$212,955	—	—	$212,955
All America Fund	$73,960	—	—	$73,960
Mid-Cap Equity Index Fund	$45,435	—	—	$45,435

*                 Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

(1)          Reflects securities issued by NBH Hldgs. Co. included in the Financials section of the active asset segment of the All America Fund and the Financials section of the Small Cap Value Fund.

Fair Value Measurement Using Signficant Unobservable Inputs (Level 3)

for the Year Ended December 31, 2010

		Change in				Net Change in
	Balance	Unrealized	Transfers	Transfers	Balance	Unrealized Gains/(Losses)
	December 31,	Gains	Into	Out of	December 31,	of Level 3 Assets Held as of
	2009	(Losses) (b)	Level 3	Level 3 (c)	2010	December 31, 2010
All America Fund - Active Common Stock	$761,962	$(12,665)	—	$(420,000)	$329,297	$(8,443)
Small Cap Value Fund - Common Stock	$4,471,775	$(73,844)	—	$(2,478,000)	$1,919,931	$(49,229)

(b)        Unrealized gains and losses on Level 3 securities are included in Change in Net Unrealized Appreciation (Depreciation) of Investments in the Statements of Operations.

(c)         Reflects transfers into Level 1 as a result of a security beginning to trade on national exchanges upon its initial public offering.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the pricing service price is not the result of a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company. The Adviser uses a market approach to calculate fair value for equity securities, which are categorized as Level 3 above.  The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as financial statements, the relationship of per-share book value to the last trade price and operating information.  The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted.

Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gain and loss on the sale of short and long-term debt securities is computed on the basis of amortized cost at the time of sale. Realized gain and loss on the sale of common stock is based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis.

Futures Contracts - The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized gain or loss on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments in the Components of Net Assets section of the Statement of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or deprecation of futures contracts is recorded in the Statement of Operations.  When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statement of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.  The “Underlying Face Amount at Value” (appearing in the “Notes to the Summary Portfolio of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Tax Information - The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2010 for each of the funds were as follows.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$218,299,010	$52,583,370	$66,947,788	$83,799,269	$8,263,664
Unrealized Depreciation	(96,617,981)	(30,053,977)	(10,444,422)	(3,469,929)	(3,070,027)
Net	$121,681,029	$22,529,393	$56,503,366	$80,329,340	$5,193,637
Tax Cost of Investments	$781,674,678	$247,739,755	$228,449,489	$200,312,160	$50,865,513

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$105,308,527	$5,017,063	$18,761,450	$765,443	$2,061,818
Unrealized Depreciation	(28,497,382)	(1,576,769)	(4,669,021)	(209,600)	(843,268)
Net	$76,811,145	$3,440,294	$14,092,429	$555,843	$1,218,550
Tax Cost of Investments	$416,737,665	$57,743,144	$151,932,679	$17,589,832	$17,958,265

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$8,381,026	$9,461,992	$10,109,378	$9,099,435	$7,631,402
Unrealized Depreciation	(2,471,346)	(1,876,443)	(965,199)	(908,976)	(580,065)
Net	$5,909,680	$7,585,549	$9,144,179	$8,190,459	$7,051,337
Tax Cost of Investments	$72,218,406	$82,869,590	$71,374,489	$59,212,423	$45,789,544

	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Unrealized Appreciation	$7,081,377	$8,525,500	$2,979,571	$12,812,328	$10,237,372
Unrealized Depreciation	(373,246)	(407,252)	(1,592,444)	(6,600,781)	(4,252,535)
Net	$6,708,131	$8,118,248	$1,387,127	$6,211,547	$5,984,837
Tax Cost of Investments	$39,923,521	$45,689,917	$50,345,448	$156,475,577	$141,419,188

	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$2,100	$12,983,383	$22,706,314
Unrealized Depreciation	(11)	(1,077,255)	(2,937,488)
Net	$2,089	$11,906,128	$19,768,826
Tax Cost of Investments	$108,811,710	$282,143,530	$572,434,959

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)        The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS.

Attached hereto:

(a) (1) Not applicable.

(2) Exhibit 99.CERT

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

	Exhibit 99.REPT	Report of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JOHN R. GREED
John R. Greed
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JOHN R. GREED
John R. Greed
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 7, 2011

By:	/s/ GEORGE L. MEDLIN
George L. Medlin
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: March 7, 2011